UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-8748

                              Wanger Advisors Trust
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

               One Financial Center, Boston, Massachusetts 02111
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                  --------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698

Date of fiscal year end:   12/31/04
                          ------------

Date of reporting period:  12/31/04
                          ------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.



                                                   WANGER U.S. SMALLER COMPANIES
                                                              2004 Annual Report

[LOGO] Wanger Advisors Funds
--------------------------------------------------------------------------------
       managed by Columbia Wanger Asset Management, L.P.

[LOGO] Wanger Advisors Funds
       2004 Annual Report

      TABLE OF CONTENTS

 1  Understanding Your Expenses

 2  The Miracle Year

 4  Performance Review

 6  Statement of Investments

13  Statement of Assets and Liabilities

13  Statement of Operations

14  Statements of Changes in Net Assets

15  Financial Highlights

16  Notes to Financial Statements

20  Report of Independent Registered Public Accounting Firm

21  Board of Trustees and Management of Wanger Advisors Trust

COLUMBIA WANGER ASSET MANAGEMENT, L.P. ("COLUMBIA WAM") IS ONE OF THE LEADING GLOBAL SMALL-CAP EQUITY MANAGERS IN THE U.S. WITH MORE THAN 30 YEARS OF SMALL-CAP INVESTMENT EXPERIENCE. COLUMBIA WAM MANAGES MORE THAN $22 BILLION IN EQUITIES AND IS THE INVESTMENT ADVISER TO WANGER U.S. SMALLER COMPANIES, WANGER INTERNATIONAL SMALL CAP, WANGER SELECT, WANGER INTERNATIONAL SELECT AND THE COLUMBIA ACORN FAMILY OF FUNDS.

      FOR MORE COMPLETE INFORMATION ABOUT OUR FUNDS, INCLUDING THE COLUMBIA ACORN FUNDS, OUR FEES, RISKS ASSOCIATED WITH INVESTING, OR EXPENSES, CALL 1-888-4-WANGER FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THIS REPORT IS NOT AN OFFER OF THE SHARES OF THE COLUMBIA ACORN FUND FAMILY.

      THE DISCUSSION IN THE REPORT OF PORTFOLIO COMPANIES IS FOR ILLUSTRATION ONLY AND IS NOT A RECOMMENDATION OF INDIVIDUAL STOCKS. THE INFORMATION IS BELIEVED TO BE ACCURATE, BUT THE INFORMATION AND THE VIEWS OF THE PORTFOLIO MANAGERS MAY CHANGE AT ANY TIME WITHOUT NOTICE AND THE PORTFOLIO MANAGERS MAY ALTER A FUND'S PORTFOLIO HOLDINGS BASED ON THESE VIEWS AND THE FUND'S CIRCUMSTANCES AT THAT TIME.

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------

UNDERSTANDING YOUR EXPENSES

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the fund. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period.

     1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

     2. In the section of the table below titled "Expenses paid during the period," locate the amount for your fund. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2004 - December 31, 2004


---------------------------------------------------------------------------------------------------------------------------
                          ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE      EXPENSES PAID DURING      FUND'S ANNUALIZED
                       BEGINNING OF THE PERIOD($)    END OF THE PERIOD ($)        THE PERIOD ($)         EXPENSE RATIO (%)*
---------------------------------------------------------------------------------------------------------------------------
                        ACTUAL      HYPOTHETICAL     ACTUAL    HYPOTHETICAL    ACTUAL     HYPOTHETICAL
---------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller
Companies              1,000.00       1,000.00      1,112.81     1,020.16       5.26          5.03               0.99
---------------------------------------------------------------------------------------------------------------------------


EXPENSES PAID DURING THE PERIOD ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, THEN MULTIPLIED BY THE NUMBER OF DAYS IN THE FUND'S MOST RECENT FISCAL HALF-YEAR AND DIVIDED BY 366.

IT IS IMPORTANT TO NOTE THAT THE EXPENSE AMOUNTS SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONLY ONGOING COSTS OF INVESTING IN THE FUND. AS A SHAREHOLDER OF THE FUND, YOU DO NOT INCUR ANY TRANSACTION COSTS, SUCH AS SALES CHARGES, REDEMPTION OR EXCHANGE FEES. EXPENSES PAID DURING THE PERIOD DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. THE HYPOTHETICAL EXAMPLE PROVIDED IS USEFUL IN COMPARING ONGOING COSTS ONLY AND WILL NOT HELP YOU DETERMINE THE RELATIVE TOTAL COSTS OF OWNING DIFFERENT FUNDS WHOSE SHAREHOLDERS MAY INCUR TRANSACTION COSTS.

*   FOR THE SIX MONTHS ENDED 12/31/04.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

                                       1

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                               Wanger U.S. Smaller Companies  2004 Annual Report
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   [LOGO] THE MIRACLE YEAR

Photo of RALPH WANGER

RALPH WANGER
FOUNDER, ADVISOR AND TRUSTEE
COLUMBIA WANGER ASSET MANAGEMENT, L.P.

1905 was a year of surprises. The first surprise was the victory of the Japanese over the Russians in the Russo-Japanese War. In May 1905, the untested Japanese Navy annihilated the Russian fleet at Tsushima. This was the first time a non-white country had beaten the main force of a European colonial power. The second unexpected event was in physics. 2005 will be celebrated as the centennial of Albert Einstein's "Miracle Year."

The journal, ANNALEN DER PHYSIK, volume 17, published three articles in September 1905 all written by Einstein, an obscure clerk in the Swiss patent office in Bern. He had an undergraduate degree in physics but no Ph.D (it was granted a year later). Each of the articles were on a different subject and each one revolutionized its branch of physics. Einstein's papers created 20th century physics almost single-handedly.

ATOMS

In 1905 there were different theories about the structure of matter. If you take a glass of water and pour nine-tenths of it out, you still have a glass with water in it. What happens if you repeat this process of throwing out 90% of the water in the glass? After you repeat the process a few more times, you have such a small amount of water that you can only see it under a microscope, and in a few more steps the water drop will be too small to be seen even under the microscope. Can you continue the boring job of splitting water forever or do you finally get to a point where it isn't water anymore? Of course we know the answer: Once you get down to a single molecule of water you can't split it and still say that you have water left. Many leading scientists did not accept the atomic theory in 1905. Einstein looked at the process called Brownian Motion in which a grain of pollen or other small object moves around in a random way. (The same mathematical process makes stock prices jiggle.) He deduced that this motion was caused by billions of atoms bumping into the pollen grain in an irregular pattern. He was even able to calculate the size of the atoms involved, thus proving that atoms really existed.

PHOTONS

In 1905 there was still a basic debate about the nature of light. The greatest achievement of 19th century physics was Maxwell's set of partial differential equations governing electromagnetic fields, including light. Maxwell's equations required that light be a wave. The great Max Planck had introduced the idea of a quantum of energy in 1900 to get an equation that tracked the spectrum of heat radiation, but most scientists doubted that a light quantum was "real." Heinrich Hertz, Philip Lenard and others showed that when a beam of ultraviolet light shines on a piece of metal you produce an electrical current in the metal. There was no way to explain the photoelectric effect according to the Maxwell wave theory of light. The second paper Einstein wrote dealt with the problem of the photoelectric effect. If you cut the amount of energy in a beam of light by 90% and keep reducing it, you still have a beam of light. If you keep slicing the amount of light, does the beam of light keep getting smaller and smaller forever or do you get down to an "atom" of light that can't be split further? Einstein proved that there was a tiny amount of light that could not be further divided. The least amount of light that exists is a single photon (or quantum) of light. 1 The photoelectric effect is explained by photons acting as particles, not as a wave.

Einstein's discovery of the photon had a number of interesting effects. First, it led to the development of quantum mechanics and thus to most of 20th century physics. Second, it won Einstein his only Nobel Prize. Third, it uncovered a paradox that still puzzles students, the duality of light. If you run an experiment to show that light is a wave, you can prove it's a wave. If you run an experiment to show that it's a particle, you can prove it's a particle. This duality principle contradicts common sense but when you study science you have to get used to it. The fourth effect was that it made Lenard a life-long enemy of Einstein. Philip Lenard, who received the Nobel Prize in 1905 for his own work on cathode rays, was close to the solution but Einstein ended up getting the credit. Lenard became an unrelenting foe of Einstein, and influenced the Nobel committee's decision not to give Einstein the prize for his theory of relativity. Later on, Lenard became an ardent Nazi.

RELATIVITY

In 1905, there was also a debate in scientific circles about speed. If you were in a really powerful rocket ship in space, and you pushed the throttle forward, you would speed up. If you kept on increasing the power, would you go ever faster, or was there an absolute speed limit in the universe that you could not exceed?

                                       2

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                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------

The third paper became the best known, Einstein's special theory of relativity. It explained that there was a cosmic speed limit, the speed of light. Very odd things happen when your rocket ship is moving close to the speed of light. Time slows down and you get shorter, under the Lorentz contraction equation, giving rise to the limerick:

A sexy young techie named Fisk, Had a motion exceedingly brisk. So fast was his action The Lorentz contraction Shortened his rod to a disk.

In a very brief paper published later in 1905, Einstein added in a note that his theory of relativity implied the equation E=mc 2. That solved the paradox of radioactivity; Mme Curie's radium was producing much more energy then could be explained by 19th century physics. Einstein showed that radioactive energy was caused by turning a small amount of mass into a lot of energy.

So we had this technical journal containing three papers written by a man unknown in science, a non-Ph.D, a non-academic, writing on a German-dominated field with all the fussiness about rank and reputation that you would expect. Would anyone care? Einstein did not receive any communication from any physicists for the first couple months after he published, but in early 1906 Max Planck read and understood the papers. He wrote to Einstein and sent his assistant, another important physicist, Max von Laue, to visit Einstein in Bern. Planck's subsequent endorsement made Einstein acceptable to the community of physicists, and his papers became required study for all physicists, as they remain.

The compelling human question: How the heck did Einstein do it? How could one human being produce three revolutionary papers in one year, on three different subjects, while carrying a full-time job at the patent office to boot? We can admire but not explain. The "Miracle Year" commemorates one of the greatest feats of the human mind ever.

1 PLANCK AND EINSTEIN HAD DISCOVERED THE QUANTUM JUMP, WHICH WAS THE SMALLEST THING THAT COULD POSSIBLY EXIST IN THE UNIVERSE. MODERN WRITERS, FOR REASONS DIFFICULT TO EXPLAIN, NOW USE THE PHRASE QUANTUM JUMP TO MEAN A BIG EVENT. WHEN NON-SCIENTISTS START THROWING AROUND SCIENTIFIC TERMS WITHOUT UNDERSTANDING THEM, FUNNY THINGS HAPPEN. DON'T GET ME STARTED ON THE HEISENBERG UNCERTAINTY PRINCIPLE.

INCIDENTALLY, ALBERT EINSTEIN'S FATHER, HERMANN, WAS BORN IN THE WURTTEMBERG VILLAGE OF BUCHAU, WHERE HIS FAMILY HAD LIVED FOR GENERATIONS. HERMANN MOVED 20 MILES FROM BUCHAU TO THE CITY OF ULM, WHERE ALBERT WAS BORN. MY GREAT-GREAT GRANDFATHER, JOSEPH KOHN, WAS ALSO FROM BUCHAU AND HE HAD MANY EINSTEINS IN HIS FAMILY TREE. I AM VERY PROUD OF THE EINSTEIN CONNECTION.

SOURCES:

"EINSTEIN: A CELEBRATION," SEMINAR AT THE ASPEN INSTITUTE, AUGUST 8-11, 2004. EINSTEIN, ALBERT, "IDEAS AND OPINIONS," CROWN PUBLISHERS, 1954.

KAKU, MICHIO, "EINSTEIN COSMOS: HOW ALBERT EINSTEIN'S VISION TRANSFORMED OUR UNDERSTANDING OF SPACE AND TIME," ATLAS BOOKS, 2004.

"DISCOVER" MAGAZINE, "SPECIAL EINSTEIN ISSUE," SEPTEMBER 2004.

A SPECIAL THANKS TO DOUG STONE OF YALE UNIVERSITY FOR EDITING THIS ESSAY.

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------

[LOGO] PERFORMANCE REVIEW     WANGER U.S. SMALLER COMPANIES

Photo of ROBERT A. MOHN

ROBERT A. MOHN
PORTFOLIO MANAGER

Wanger U.S. Smaller Companies ended the year up 18.33%. Fund performance matched the benchmark Russell 2000, also up 18.33%. There was a great deal of pessimism about the market and the political environment going into the final quarter of 2004. Because of this, many institutional investors were reported to be building up cash positions. After the elections, the money came back into the markets, fueling a fierce fourth quarter rally.

Some of our biggest winners were health care stocks, which benefited from the year-end market surge. Lincare Holdings, a provider of home health care services, increased 42% in the year on news of a higher than expected government dispensing fee for respiratory medication. Edwards Lifesciences's heart valves were big sellers, pumping the stock up 37% for the year.

Technology stocks also did well. Micros Systems, a developer of reservation systems used in hotels and restaurants, gained 80% for the year. On the telecom side, Western Wireless gained 59% in 2004 (and even more so far in 2005 on news that Alltel will be buying the company).

While slightly cooler in the fourth quarter, energy stocks were strong 2004 performers. Quicksilver, a natural gas producer, was up an impressive 128% for the year. Chicago Bridge & Iron, a leading designer and manufacturer of tanks used to convert liquified natural gas into pipeline gas, was added to the Fund in '04 and immediately went to work. For the year the stock was up 65%.

The laggards for the year included southeast supermarket chain Winn Dixie Stores, down 58%. The Fund no longer holds the stock. Novell, a developer of open source software, failed to meet earnings targets and declined 36% for the year. NDCHealth Group fell 27% as ancillary businesses, outside its core health care claims processing business, collapsed.

Generally speaking, we think companies are operating in a healthy economy that should provide growth going forward. We will continue to search for what we believe are winning small-cap stocks selling at good prices.

SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

AS OF 12/31/04, THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: LINCARE HOLDINGS, 3.2%; EDWARDS LIFESCIENCES, 1.5%; MICROS SYSTEMS, 2.2%; WESTERN WIRELESS, 2.2%; QUICKSILVER, 0.5%; CHICAGO BRIDGE & IRON, 1.9%; WINN DIXIE STORES, 0.0%; NOVELL, 0.9%; NDCHEALTH GROUP, 0.8%.

                                       4

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                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------

VALUE OF A $10,000 INVESTMENT IN WANGER U.S. SMALLER COMPANIES

TOTAL RETURN FOR EACH PERIOD, MAY 3, 1995 (INCEPTION DATE)
THROUGH DECEMBER 31, 2004

                           [LINE GRAPH APPEARS HERE]

                                   WANGER U.S
                                    SMALLER
                                   COMPANIES             RUSSELL 2000:

            5/3/1995                 10000                  10000
           5/31/1995                  9870                  10179
           6/30/1995                 10770                  10707
           7/31/1995                 11560                  11324
           8/31/1995                 11940                  11559
           9/30/1995                 12060                  11765
          10/31/1995                 11380                  11239
          11/30/1995                 11640                  11711
          12/31/1995                 11600                  12020
           1/31/1996                 11950                  12007
           2/29/1996                 12580                  12381
           3/31/1996                 13297                  12633
           4/30/1996                 14690                  13309
           5/31/1996                 15471                  13833
           6/30/1996                 15351                  13265
           7/31/1996                 14529                  12107
           8/31/1996                 15090                  12810
           9/30/1996                 15792                  13310
          10/31/1996                 15902                  13105
          11/30/1996                 16423                  13645
          12/31/1996                 17004                  14003
           1/31/1997                 17475                  14282
           2/28/1997                 16994                  13936
           3/31/1997                 16366                  13279
           4/30/1997                 16355                  13316
           5/31/1997                 17986                  14797
           6/30/1997                 19093                  15431
           7/31/1997                 20201                  16149
           8/31/1997                 20703                  16519
           9/30/1997                 22395                  17728
          10/31/1997                 21995                  16949
          11/30/1997                 21892                  16839
          12/31/1997                 22005                  17134
           1/31/1998                 21554                  16864
           2/28/1998                 23379                  18111
           3/31/1998                 24865                  18858
           4/30/1998                 25803                  18962
           5/31/1998                 24887                  17941
           6/30/1998                 25361                  17978
           7/31/1998                 23959                  16523
           8/31/1998                 20358                  13315
           9/30/1998                 20875                  14356
          10/31/1998                 21598                  14942
          11/30/1998                 22601                  15725
          12/31/1998                 23916                  16698
           1/31/1999                 23453                  16920
           2/28/1999                 22223                  15549
           3/31/1999                 22388                  15792
           4/30/1999                 24321                  17207
           5/31/1999                 25005                  17459
           6/30/1999                 26375                  18248
           7/31/1999                 27216                  17747
           8/31/1999                 25677                  17090
           9/30/1999                 25389                  17094
          10/31/1999                 26940                  17163
          11/30/1999                 28202                  18188
          12/31/1999                 29909                  20247
           1/31/2000                 28911                  19922
           2/29/2000                 30029                  23212
           3/31/2000                 29077                  21682
           4/30/2000                 26164                  20377
           5/31/2000                 24858                  19189
           6/30/2000                 25545                  20862
           7/31/2000                 25174                  20191
           8/31/2000                 26672                  21731
           9/30/2000                 26741                  21093
          10/31/2000                 26768                  20151
          11/30/2000                 25147                  18083
          12/31/2000                 27469                  19636
           1/31/2001                 27936                  20658
           2/28/2001                 27469                  19302
           3/31/2001                 26306                  18358
           4/30/2001                 29276                  19794
           5/31/2001                 30473                  20281
           6/30/2001                 31669                  20981
           7/31/2001                 31710                  19845
           8/31/2001                 30308                  19204
           9/30/2001                 26567                  16619
          10/31/2001                 27214                  17592
          11/30/2001                 28988                  18954
          12/31/2001                 30597                  20124
           1/31/2002                 30528                  19914
           2/28/2002                 29634                  19369
           3/31/2002                 32219                  20925
           4/30/2002                 32247                  21116
           5/31/2002                 30652                  20179
           6/30/2002                 28754                  19178
           7/31/2002                 25027                  16281
           8/31/2002                 24959                  16240
           9/30/2002                 23226                  15073
          10/31/2002                 24546                  15557
          11/30/2002                 26499                  16945
          12/31/2002                 25454                  16002
           1/31/2003                 24959                  15559
           2/28/2003                 24601                  15089
           3/31/2003                 24670                  15283
           4/30/2003                 26815                  16732
           5/31/2003                 29125                  18528
           6/30/2003                 29717                  18863
           7/31/2003                 31463                  20043
           8/31/2003                 33168                  20962
           9/30/2003                 32549                  20575
          10/31/2003                 35643                  22303
          11/30/2003                 36193                  23094
          12/31/2003                 36455                  23563
           1/31/2004                 38105                  24587
           2/29/2004                 37789                  24807
           3/31/2004                 37417                  25038
           4/30/2004                 36592                  23762
           5/31/2004                 37857                  24140
           6/30/2004                 38765                  25157
           7/31/2004                 36578                  23463
           8/31/2004                 36358                  23342
           9/30/2004                 37665                  24438
          10/31/2004                 38999                  24919
          11/30/2004                 41763                  27080
          12/31/2004                 43138                  27882

                              AVERAGE ANNUAL RETURN
                         --------------------------------
                         1 year    5 years   Life of fund
                         18.33%     7.60%       16.33%

This graph compares the results of $10,000 invested in Wanger U.S. Smaller Companies on May 3,1995 (the date the Fund began operations) through December 31, 2004 with the Russell 2000. Dividends and capital gains are reinvested. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Wanger U.S. Smaller Companies is a diversified fund that invests primarily in the stocks of small- and medium-size U.S. companies. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

PERFORMANCE SHOWN HERE IS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN. FOR MONTHLY PERFORMANCE UPDATES, PLEASE CONTACT US AT 1-888-4-WANGER.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES BUT DO NOT INCLUDE ANY INSURANCE CHARGE IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

--------------------------------------------------------------------------------
RESULTS AS OF DECEMBER 31, 2004

                                            4TH QUARTER     1 YEAR
WANGER U.S. SMALLER
  COMPANIES                                   14.53%        18.33%
Russell 2000                                  14.09         18.33
S&P MidCap 400                                12.16         16.48
S&P 500                                        9.23         10.88

NAV AS OF 12/31/04: $31.37

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES BUT DO NOT INCLUDE ANY INSURANCE CHARGE IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Portfolio holdings will vary in the future.

--------------------------------------------------------------------------------
TOP 5 INDUSTRIES

As a % of net assets, as of 12/31/04
Information                                                           28.5%
Consumer Goods/Services                                               18.2
Health Care                                                           12.5
Energy/Minerals                                                       12.1
Finance                                                                9.4

--------------------------------------------------------------------------------
TOP 10 HOLDINGS

As a % of net assets, as of 12/31/04
1. ITT Educational Services                                            4.0%
TECHNOLOGY ORIENTED POST SECONDARY DEGREE PROGRAMS

2. Lincare Holdings                                                    3.2%
HOME HEALTH CARE SERVICES

3. Kronos                                                              2.8%
LABOR MANAGEMENT SOLUTIONS

4. AmeriCredit                                                         2.4%
AUTO LENDING

5. Micros Systems                                                      2.2%
INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS

6. Western Wireless                                                    2.2%
RURAL CELLULAR PHONE SERVICES

7. Chicago Bridge & Iron                                               1.9%
ENGINEERING & CONSTRUCTION FOR PETROCHEMICALS & LNG

8. Equitable Resources                                                 1.9%
NATURAL GAS UTILITY & PRODUCER

9. Esco Technologies                                                   1.6%
AUTOMATIC ELECTRIC METER READERS

10. Commonwealth Telephone                                             1.6%
RURAL PHONE FRANCHISES & CLEC

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------

WANGER U.S. SMALLER COMPANIES         STATEMENT OF INVESTMENTS DECEMBER 31, 2004

------------------------------------------------------------------------------
NUMBER OF                                                          VALUE
SHARES

            COMMON STOCKS-90.7%

            INFORMATION-28.5%
------------------------------------------------------------------------------
            BUSINESS/CONSUMER SOFTWARE - 8.8%

   622,825  Kronos (b)                                         $    31,845,042
            LABOR MANAGEMENT SOLUTIONS

   322,900  Micros Systems (b)                                      25,205,574
            INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS

 1,030,000  JDA Software Group (b)                                  14,028,600
            APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS

 1,510,000  Novell (b)                                              10,192,500
            SECURITY & IDENTITY MANAGEMENT SOFTWARE

   710,600  Mapics (b)                                               7,496,830
            MID MARKET ERP SOFTWARE

   429,800  MRO Software (b)                                         5,595,996
            ENTERPRISE MAINTENANCE SOFTWARE

   628,200  E.Piphany (b)                                            3,034,206
            CRM SOFTWARE

    60,000  Maximus (b)                                              1,867,200
            OUTSOURCER FOR GOVERNMENT

   820,000  Indus International (b)                                  1,753,980
            ENTERPRISE ASSET MANAGEMENT SOFTWARE

    66,800  SPSS (b)                                                 1,044,752
            STATISTICAL/BUSINESS ANALYSIS SOFTWARE
------------------------------------------------------------------------------
                                                                   102,064,680

------------------------------------------------------------------------------
            MOBILE COMMUNICATIONS - 3.3%

   857,000  Western Wireless (b)                                    25,110,100
            RURAL CELLULAR PHONE SERVICES

   495,000  Crown Castle International (b)                           8,236,800
            COMMUNICATION TOWERS

    46,000  Telephone & Data Systems                                 3,539,700
            CELLULAR & TELEPHONE SERVICES

    40,000  American Tower (b)                                         736,000
            COMMUNICATION TOWERS IN USA & MEXICO
------------------------------------------------------------------------------
                                                                    37,622,600

------------------------------------------------------------------------------
            COMPUTER HARDWARE/RELATED SYSTEMS - 3.1%

   720,000  Symbol Technologies                                     12,456,000
            MOBILE COMPUTERS & BARCODE SCANNERS

   415,800  Seachange International (b)                              7,251,552
            SYSTEMS FOR VIDEO ON DEMAND & AD INSERTION

   960,000  3Com (b)                                                 4,003,200
            NETWORKING EQUIPMENT

    81,600  Rogers (b)                                               3,516,960
            PCB LAMINATES & HIGH PERFORMANCE FOAMS

------------------------------------------------------------------------------
NUMBER OF                                                           VALUE
SHARES

------------------------------------------------------------------------------
   120,000  Unova (b)                                          $     3,034,800
            BARCODE & WIRELESS LAN SYSTEMS

   195,000  CTS                                                      2,591,550
            ELECTRONIC COMPONENTS, SENSORS & EMS

    50,000  Avocent (b)                                              2,026,000
            COMPUTER CONTROL SWITCHES

    35,000  Applied Films (b)                                          754,600
            THIN-FILM GLASS COATING EQUIPMENT

   301,205  SensAble Technologies Series C Pfd. (b)(d)                 275,813

 1,581,292  SensAble Technologies (b)(d)                                31,626
            SENSORY DEVICES FOR COMPUTER BASED SCULPTING
------------------------------------------------------------------------------
                                                                    35,942,101

------------------------------------------------------------------------------
            BUSINESS INFORMATION/BUSINESS
            SERVICES/PUBLISHING - 2.1%

   153,700  Getty Images (b)                                        10,582,245
            PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA

   345,000  Navigant Consulting (b)                                  9,177,000
            FINANCIAL CONSULTING FIRM

   200,000  InfoUSA (b)                                              2,238,000
            BUSINESS DATA FOR SALES LEADS

    90,000  Ceridian (b)                                             1,645,200
            HR SERVICES & PAYMENT PROCESSING
------------------------------------------------------------------------------
                                                                    23,642,445

------------------------------------------------------------------------------
            TRANSACTION PROCESSORS - 1.9%

   273,440  Global Payments                                         16,007,178
            CREDIT CARD PROCESSOR

   448,000  Pegasus Systems (b)                                      5,644,800
            TRANSACTION PROCESSOR FOR HOTEL INDUSTRY
------------------------------------------------------------------------------
                                                                    21,651,978

------------------------------------------------------------------------------
            TELECOMMICATIONS/WIRELINE COMMUNICATIONS - 1.6%

   368,300  Commonwealth Telephone (b)                              18,289,778
            RURAL PHONE FRANCHISES & CLEC


------------------------------------------------------------------------------
            RADIO - 1.6%

   355,900  Salem Communications (b)                                 8,879,705
            RADIO STATIONS FOR RELIGIOUS PROGRAMMING

   515,000  Spanish Broadcasting (b)                                 5,438,400
            SPANISH LANGUAGE RADIO STATIONS

   130,900  Saga Communications (b)                                  2,205,665
            RADIO STATIONS IN SMALL & MID-SIZED CITIES

See accompanying notes to financial statements.

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------

WANGER U.S. SMALLER COMPANIES         STATEMENT OF INVESTMENTS DECEMBER 31, 2004

------------------------------------------------------------------------------
NUMBER OF                                                          VALUE
SHARES

------------------------------------------------------------------------------
            RADIO - 1.6% (CONT)

   110,000  Cumulus Media, Cl. A (b)                           $     1,658,800
            RADIO STATIONS IN SMALL CITIES
------------------------------------------------------------------------------
                                                                    18,182,570
------------------------------------------------------------------------------
            TELECOMMUNICATIONS EQUIPMENT - 1.3%

   837,800  Aspect Telecommunications (b)                            9,333,092
            CALL CENTER EQUIPMENT

   340,000  Andrew (b)                                               4,634,200
            WIRELESS INFRASTRUCTURE EQUIPMENT

   100,000  Symmetricom (b)                                            971,000
            NETWORK TIMING & SYNCHRONIZATION DEVICES
------------------------------------------------------------------------------
                                                                    14,938,292

------------------------------------------------------------------------------
            SEMICONDUCTORS/RELATED EQUIPMENT - 1.2%

   325,000  Integrated Circuit Systems (b)                           6,799,000
            SILICON TIMING DEVICES

   360,000  Pericom Semiconductor (b)                                3,394,800
            SEMICONDUCTORS: INTERFACE INTEGRATED CIRCUITS

    70,000  Littelfuse (b)                                           2,391,200
            LITTLE FUSES

   125,900  IXYS (b)                                                 1,299,288
            POWER SEMICONDUCTORS
------------------------------------------------------------------------------
                                                                    13,884,288

------------------------------------------------------------------------------
            INSTRUMENTATION - 1.1%

   288,000  Tektronix                                                8,700,480
            ANALYTICAL INSTRUMENTS

    90,000  Trimble Navigation (b)                                   2,973,600
            GPS-BASED INSTRUMENTS

    25,000  Mettler Toledo (b)                                       1,282,750
            LABORATORY EQUIPMENT
------------------------------------------------------------------------------
                                                                    12,956,830

------------------------------------------------------------------------------
            INTERNET - 0.8%

   355,000  ValueClick (b)                                           4,732,150
            INTERNET ADVERTISING

   355,600  DoubleClick (b)                                          2,766,568
            INTERNET ADVERTISING & DIRECT MARKETING
             STATISTICAL DATA

   310,000  Skillsoft Publishing (b)                                 1,751,500

            PROVIDER OF WEB-BASED LEARNING SOLUTIONS
             (E-LEARNING)
------------------------------------------------------------------------------
                                                                     9,250,218

------------------------------------------------------------------------------
            COMPUTER SERVICES - 0.7%

   753,000  RCM Technologies (b)(c)                                  3,788,343
            TECHNOLOGY ENGINEERING SERVICES

------------------------------------------------------------------------------
NUMBER OF                                                           VALUE
SHARES

------------------------------------------------------------------------------
   705,500  AnswerThink Consulting (b)                         $     3,287,630
            IT INTEGRATOR FOR FORTUNE 2000

   256,600  Analysts International (b)                               1,026,400
            TECHNOLOGY STAFFING SERVICES
------------------------------------------------------------------------------
                                                                     8,102,373

------------------------------------------------------------------------------
            TV/SATELLITE BROADCASTING - 0.4%

   600,000  Entravision Communications (b)                           5,010,000
            SPANISH LANGUAGE TV, RADIO & OUTDOOR
            TELEVISION PROGRAMMING - 0.4%

   138,500  Gray Television                                          2,146,750
            MID MARKET AFFILIATED TV STATIONS

   310,000  Mediacom Communications (b)                              1,937,500
            CABLE TELEVISION FRANCHISES
------------------------------------------------------------------------------
                                                                     4,084,250

------------------------------------------------------------------------------
            CONTRACT MANUFACTURING - 0.2%

   220,000  Plexus (b)                                               2,862,200
            ELECTRONIC MANUFACTURING SERVICES

------------------------------------------------------------------------------
            INFORMATION - TOTAL                                    328,484,603

            CONSUMER GOODS/SERVICES - 18.2%
------------------------------------------------------------------------------
            RETAIL - 7.2%

   280,000  Abercrombie & Fitch                                     13,146,000
            TEEN APPAREL RETAILER

   405,750  Aeropostale (b)                                         11,941,223
            MALL BASED TEEN RETAILER

   290,000  Petco Animal Supplies (b)                               11,449,200
            PET SUPPLIES & SERVICES

   339,150  Christopher & Banks                                      6,257,318
            WOMEN'S APPAREL RETAILER

   198,000  Zale Corp (b)                                            5,914,260
            SPECIALTY RETAILER OF JEWELRY

   265,000  Ann Taylor (b)                                           5,705,450
            WOMENS APPAREL RETAILER

   115,000  Chico's Fas (b)                                          5,235,950
            WOMEN'S SPECIALTY RETAIL

   163,000  Genesco (b)                                              5,075,820
            MULTI-CONCEPT BRANDED FOOTWARE RETAILER

   130,000  Sports Authority (b)                                     3,347,500
            SPORTING GOODS STORE

See accompanying notes to financial statements.

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------

WANGER U.S. SMALLER COMPANIES         STATEMENT OF INVESTMENTS DECEMBER 31, 2004

------------------------------------------------------------------------------
NUMBER OF                                                          VALUE
SHARES

------------------------------------------------------------------------------
            RETAIL - 7.2% (CONT)

   100,000  Michaels Stores                                    $     2,997,000
            CRAFT & HOBBY SPECIALTY RETAILER

   129,900  Brookstone (b)                                           2,539,545
            SPECIALTY CONSUMER PRODUCT RETAILER

   145,750  Hot Topic (b)                                            2,505,443
            MUSIC INSPIRED RETAILER OF APPAREL,
             ACCESSORIES & GIFTS

   388,404  Restoration Hardware (b)                                 2,229,439
            HOME FURNISHING RETAILER

    48,200  Urban Outfitters (b)                                     2,140,080
            ECLECTIC HOME & APPAREL RETAILER

    60,000  West Marine (b)                                          1,485,000
            LARGEST RETAILER OF BOATING SUPPLIES

   150,000  Gaiam (b)                                                  922,500
            HEALTHLY LIVING CATALOG & E-COMMERCE
------------------------------------------------------------------------------
                                                                    82,891,728

------------------------------------------------------------------------------
            CONSUMER SERVICES - 5.7%

   972,000  ITT Educational Services (b)                            46,218,600
            TECHNOLOGY ORIENTED POST SECONDARY DEGREE PROGRAMS

   390,000  Coinstar (b)                                            10,463,700
            OWNER/OPERATOR OF COIN COUNTING MACHINES

   413,500  Central Parking                                          6,264,525
            OWNER, OPERATER & MANAGER OF PARKING LOTS & GARAGES

    80,000  Weight Watchers (b)                                      3,285,600
            WEIGHT LOSS PROGRAM
------------------------------------------------------------------------------
                                                                    66,232,425

------------------------------------------------------------------------------
            APPAREL - 2.7%

   212,000  Coach (b)                                               11,956,800
            DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES

   254,200  Oxford Industries                                       10,498,460
            BRANDED & PRIVATE LABEL APPAREL

   427,000  Steven Madden (b)                                        8,053,220
            WHOLESALER/RETAILER OF FASHION FOOTWARE
------------------------------------------------------------------------------
                                                                    30,508,480

------------------------------------------------------------------------------
            ENTERTAINMENT/LEISURE PRODUCTS - 1.1%

   111,300  International Speedway Motors                            5,876,640
            LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR

   390,000  Callaway Golf                                            5,265,000
            PREMIUM GOLF CLUBS & BALLS

    45,000  Speedway Motorsports                                     1,763,100
            MOTORSPORT RACETRACK OWNER & OPERATOR
------------------------------------------------------------------------------
                                                                    12,904,740

------------------------------------------------------------------------------
NUMBER OF                                                           VALUE
SHARES

------------------------------------------------------------------------------
            FURNITURE & TEXTILES - 1.0%

    84,000  American Woodmark                                  $     3,669,120
            KITCHEN CABINET MANUFACTURER

   110,000  Herman Miller                                            3,039,300
            OFFICE FURNITURE

    33,000  Mohawk Industries (b)                                    3,011,250
            CARPET & FLOORING

    40,000  HNI                                                      1,722,000
            OFFICE FURNITURE & FIREPLACES
------------------------------------------------------------------------------
                                                                    11,441,670

------------------------------------------------------------------------------
            NON-DURABLES - 0.3%

    47,000  Scotts Company (b)                                       3,455,440
            CONSUMER LAWN & GARDEN PRODUCTS

------------------------------------------------------------------------------
            FOOD - 0.1%

    62,000  NBTY (b)                                                 1,488,620
            VITAMINS & SUPPLEMENTS

------------------------------------------------------------------------------
            CASINOS - 0.1%

   105,000  Alliance Gaming (b)                                      1,450,050
            DIVERSIFIED GAMING COMPANY
------------------------------------------------------------------------------
            CONSUMER GOODS/SERVICES - TOTAL                        210,373,153

            HEALTH CARE - 12.5%
------------------------------------------------------------------------------
            SERVICES - 5.5%

   866,000  Lincare Holdings (b)                                    36,934,900
            HOME HEALTH CARE SERVICES

   963,000  First Health Group (b)                                  18,017,730
            PPO NETWORK

   481,800  NDCHealth Group                                          8,956,662
            HEALTH CLAIMS PROCESSING & DRUG MARKETING SERVICES
------------------------------------------------------------------------------
                                                                    63,909,292

------------------------------------------------------------------------------
            MEDICAL EQUIPMENT - 3.5%

   412,000  Edwards Lifesciences (b)                                16,999,120
            HEART VALVES

   166,300  Diagnostic Products                                      9,154,815
            IMMUNODIAGNOSTIC KITS

   248,600  Visx (b)                                                 6,431,281
            LASER EYE SURGERY EQUIPMENT

    93,500  Orthofix International (b)                               3,691,287
            BONE FIXATION & STIMULATION DEVICES

See accompanying notes to financial statements.

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------

WANGER U.S. SMALLER COMPANIES         STATEMENT OF INVESTMENTS DECEMBER 31, 2004

------------------------------------------------------------------------------
NUMBER OF                                                          VALUE
SHARES

------------------------------------------------------------------------------
            MEDICAL EQUIPMENT - 3.5% (CONT)

   115,700  ICU Medical (b)                                    $     3,163,238
            INTRAVENOUS THERAPY PRODUCTS

    35,000  CTI Molecular Imaging (b)                                  496,650
            MEDICAL DIAGNOSTIC DEVICES

    15,450  Intermagnetics General (b)                                 392,585
            MRI EQUIPMENT
------------------------------------------------------------------------------
                                                                    40,328,976

------------------------------------------------------------------------------
            BIOTECHNOLOGY/DRUG DELIVERY - 2.3%

   350,000  AtheroGenics (b)                                         8,246,000
            DRUGS FOR ATHEROSCLEROSIS

   270,000  Nektar Therapeutics (b)                                  5,464,800
            DRUG DELIVERY TECHNOLOGIES

    86,500  Neurocrine Biosciences (b)                               4,264,450
            DRUGS FOR SLEEP, DIABETES, MS & ENDOMETRIOSIS

   310,000  Ligand Pharmaceuticals (b)                               3,608,400
            DRUGS FOR PAIN, CANCER, OSTEOPOROSIS, & DIABETES

   400,000  Lexicon Genetics (b)                                     3,102,000
            DRUG DISCOVERY

   154,231  SYRRX, Series C (b)(d)                                     771,155
            X-RAY CRYSTALLOGRAPHY

   250,000  Locus Discovery, Series D Pfd. (b)(d)                      500,000
            HIGH THROUGHPUT RATIONAL DRUG DESIGN
------------------------------------------------------------------------------
                                                                    25,956,805

------------------------------------------------------------------------------
            PHARMACEUTICALS - 0.9%

   237,000  Par Pharmaceuticals (b)                                  9,807,060
            GENERICS

------------------------------------------------------------------------------
            MEDICAL SUPPLIES - 0.3%

   100,700  Techne (b)                                               3,917,230
            CYTOKINES, ANTIBODIES, OTHER REAGENTS
            FOR LIFE SCIENCES
------------------------------------------------------------------------------
            HEALTH CARE - TOTAL                                    143,919,363

            ENERGY/MINERALS - 12.1%
------------------------------------------------------------------------------
            OIL SERVICES - 6.0%

   550,000  Chicago Bridge & Iron                                   22,000,000
            ENGINEERING & CONSTRUCTION FOR PETROCHEMICALS & LNG

   490,700  FMC Technologies (b)                                    15,800,540
            OIL & GAS WELL HEAD MANUFACTURER

   625,000  Hanover Compressor (b)                                   8,831,250
            NATURAL GAS COMPRESSOR RENTAL

   105,000  Carbo Ceramics                                           7,245,000
            NATURAL GAS WELL STIMULANTS

------------------------------------------------------------------------------
NUMBER OF                                                           VALUE
SHARES

------------------------------------------------------------------------------
 1,231,000  Newpark Resources (b)                              $     6,339,650
            DRILLING FLUID SERVICES TO OIL & GAS INDUSTRY

   195,000  Pride International (b)                                  4,005,300
            OFFSHORE DRILLING CONTRACTOR

   205,000  Key Energy Services (b)                                  2,419,000
            OIL & GAS WELL WORKOVER SERVICES

   215,000  Pioneer Drilling (b)                                     2,169,350
            OIL & GAS WELL DRILLER
------------------------------------------------------------------------------
                                                                    68,810,090

------------------------------------------------------------------------------
            DISTRIBUTION/MARKETING/REFINING - 3.5%

   358,000  Equitable Resources                                     21,716,280
            NATURAL GAS UTILITY & PRODUCER

   460,000  Oneok                                                   13,073,200
            NATURAL GAS UTILITY, MARKETING & PROCESSING

   231,000  Atmos Energy                                             6,317,850
            NATURAL GAS UTILITY
------------------------------------------------------------------------------
                                                                    41,107,330

------------------------------------------------------------------------------
            OIL/GAS PRODUCERS - 2.6%

   215,000  Ultra Petroleum (b)                                     10,347,950
            NATURAL GAS PRODUCER

   296,000  Western Gas                                              8,658,000
            OIL PRODUCER & COAL SEAM GAS PRODUCER

   150,000  Quicksilver Resources                                    5,517,000
            NATURAL GAS & COAL SEAM GAS PRODUCER

    48,400  Southwestern Energy (b)                                  2,453,396
            OIL & GAS EXPLORATION/PRODUCTION

    75,000  Range Resources                                          1,534,500
            OIL & GAS PRODUCER

    71,500  McMoRan Exploration (b)                                  1,337,050
            NATURAL GAS PRODUCERS & LNG DEVELOPER
------------------------------------------------------------------------------
                                                                    29,847,896

------------------------------------------------------------------------------
            ENERGY/MINERALS - TOTAL                                139,765,316

            FINANCE - 9.4%
------------------------------------------------------------------------------
            INSURANCE - 3.4%

   447,000  HCC Insurance Holdings                                  14,804,640
            SPECIALTY INSURANCE

    39,000  Markel (b)                                              14,196,000
            SPECIALTY INSURANCE

    92,000  Leucaudia National                                       6,392,160
            INSURANCE HOLDING COMPANY

See accompanying notes to financial statements.

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------

WANGER U.S. SMALLER COMPANIES         STATEMENT OF INVESTMENTS DECEMBER 31, 2004

------------------------------------------------------------------------------
NUMBER OF                                                           VALUE
SHARES

------------------------------------------------------------------------------
            INSURANCE - 3.4% (CONT)

    35,000  Philadelphia Consolidated Holding (b)              $     2,314,900
            SPECIALTY INSURANCE

    77,000  United National Group (b)                                1,433,740
            SPECIALTY INSURANCE
------------------------------------------------------------------------------
                                                                    39,141,440

------------------------------------------------------------------------------
            FINANCE COMPANIES - 2.9%

 1,135,400  AmeriCredit (b)                                         27,760,530
            AUTO LENDING

   217,100  World Acceptance (b)                                     5,972,420
            PERSONAL LOANS
------------------------------------------------------------------------------
                                                                    33,732,950

------------------------------------------------------------------------------
            BANKS/SAVINGS & LOANS - 1.9%

   317,000  TCF Financial                                           10,188,380
            GREAT LAKES BANK

   131,875  Chittenden                                               3,788,769
            VERMONT & WESTERN MASSACHUSETTS BANK

    53,000  Downey Financial                                         3,021,000
            CALIFORNIA HOME LENDER

    80,025  Texas Regional Bancshares                                2,615,216
            TEXMEX BANK

    85,200  Anchor Bancorp Wisconsin                                 2,483,580
            WISCONSIN THRIFT

    10,000  West Bancorporation                                        176,100
            DES MOINES SMALL BUSINESS BANK

     2,900  First Financial Bankshares                                 129,949
            WEST TEXAS COMMUNITY BANK
------------------------------------------------------------------------------
                                                                    22,402,994

------------------------------------------------------------------------------
            MONEY MANAGEMENT - 1.2%

   321,000  SEI Investments                                         13,459,530
            MUTUAL FUND ADMINISTRATION & INVESTMENT MANAGEMENT
------------------------------------------------------------------------------
            FINANCE - TOTAL                                        108,736,914

            INDUSTRIAL GOODS/SERVICES - 9.3%
------------------------------------------------------------------------------
            MACHINERY - 2.6%

   243,000  Esco Technologies (b)                                   18,625,950
            AUTOMATIC ELECTRIC METER READERS

   210,000  Ametek                                                   7,490,700
            AEROSPACE/INDUSTRIAL INSTRUMENTS

    78,000  Pentair                                                  3,397,680
            PUMPS, WATER TREATMENT & TOOLS
------------------------------------------------------------------------------
                                                                    29,514,330

------------------------------------------------------------------------------
NUMBER OF                                                          VALUE
SHARES

------------------------------------------------------------------------------
            INDUSTRIAL GOODS - 2.4%

   152,000  Genlyte Group (b)                                  $    13,023,360
            COMMERCIAL LIGHTING FIXTURES

   135,300  Mine Safety Appliances                                   6,859,710
            SAFETY EQUIPMENT

    98,000  Clarcor                                                  5,367,460
            MOBILE & INDUSTRIAL FILTERS

    75,000  Donaldson                                                2,443,500
            INDUSTRIAL AIR FILTRATION
------------------------------------------------------------------------------
                                                                    27,694,030

------------------------------------------------------------------------------
            INDUSTRIAL SERVICES - 1.0%

   412,100  Insurance Auto Auctions (b)                              9,239,282
            AUTO SALVAGE SERVICES

   125,000  Clark (b)                                                1,940,000
            EXECUTIVE COMPENSATION & BENEFITS CONSULTING
------------------------------------------------------------------------------
                                                                    11,179,282

------------------------------------------------------------------------------
            LOGISTICS - 0.7%

   109,000  Hub Group (b)                                            5,691,980
            TRUCK & RAIL FREIGHT FORWARDER

    59,600  Forward Air (b)                                          2,664,120
            FREIGHT TRANSPORTATION BETWEEN AIRPORTS
------------------------------------------------------------------------------
                                                                     8,356,100

------------------------------------------------------------------------------
            WATER - 0.7%

   133,000  Cuno (b)                                                 7,900,200
            FILTRATION & FLUIDS CLARIFICATION
------------------------------------------------------------------------------
            CONSTRUCTION - 0.7%

   127,600  Florida Rock Industries                                  7,596,028
            CONCRETE & AGGREGATES

------------------------------------------------------------------------------
            INDUSTRIAL DISTRIBUTION - 0.5%

   100,000  Aviall (b)                                               2,297,000
            AIRCRAFT REPLACEMENT PARTS DISTRIBUTOR

   100,000  Nuco2 (b)                                                2,219,000
            BULK CO2 GAS DISTRIBUTION TO RESTAURANTS

    50,000  Airgas                                                   1,325,500
            INDUSTRIAL GAS DISTRIBUTOR
------------------------------------------------------------------------------
                                                                     5,841,500

See accompanying notes to financial statements.

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------

WANGER U.S. SMALLER COMPANIES       STATEMENT OF INVESTMENTS DECEMBER 31, 2004

------------------------------------------------------------------------------
NUMBER OF                                                          VALUE
SHARES

            SPECIALTY CHEMICALS & INDUSTRIAL MATERIALS - 0.4%

   114,400  Spartech                                           $     3,099,096
            PLASTICS DISTRIBUTION & COMPOUNDING

    70,000  Schulman                                                 1,498,700
            PLASTICS DISTRIBUTION & COMPOUNDING
------------------------------------------------------------------------------
                                                                     4,597,796

------------------------------------------------------------------------------
            OUTSOURCING SERVICES - 0.2%

   288,900  Quanta Services (b)                                      2,311,200
            ELECTRICAL & TELECOM CONSTRUCTION SERVICES

------------------------------------------------------------------------------
            STEEL - 0.2%

    75,000  Gibraltar Steel                                          1,771,500
            STEEL PROCESSING

------------------------------------------------------------------------------
            INDUSTRIAL GOODS/SERVICES - TOTAL                      106,761,966

            OTHER INDUSTRIES - 0.7%
------------------------------------------------------------------------------
            REGULATED UTILITIES - 0.5%

   345,000  Northeast Utilities                                      6,503,250
            REGULATED ELECTRIC UTILITY

------------------------------------------------------------------------------
            REAL ESTATE - 0.2%

   100,000  Crescent Real Estate Equities                            1,826,000
            CLASS A OFFICE BUILDINGS

    25,000  Highland Hospitality                                       281,000
            HOTEL REAL ESTATE INVESTMENT TRUST
------------------------------------------------------------------------------
                                                                     2,107,000

------------------------------------------------------------------------------
            OTHER INDUSTRIES - TOTAL                                 8,610,250

TOTAL COMMON STOCKS (COST: $639,829,541) - 90.7%                 1,046,651,565
------------------------------------------------------------------------------

------------------------------------------------------------------------------
PRINCIPAL                                                          VALUE
AMOUNT

SHORT-TERM OBLIGATIONS - 9.6%
--------------------------------------------------------------------------------
$28,000,000  Colgate Palmolive 2.17% 1/07/05 (e)$27,989,873
 27,000,000  American General Finance 2.27% 1/03/05                 26,996,595
 27,000,000  American Express Credit 2.26% 1/04/05                  26,994,915
 27,000,000  Toyota Credit 2.30% 1/05/05                            26,993,100
  1,967,000  Repurchase Agreement with State
             Street Bank & Trust Co.,                                1,967,000
             dated 12/31/04, due 1/03/05 at 1.90%
             collateralized by Federal National
             Mortgage Association Notes, maturing
             1/05/05, market value $2,008,995
             (repurchase proceeds: $1,967,311)
------------------------------------------------------------------------------
(AMORTIZED COST: $110,941,483)                                     110,941,483

Total Investments (Cost: $750,771,024) - 100.3% (a)              1,157,593,048
------------------------------------------------------------------------------

Cash and Other Assets Less Liabilities -  (0.3%)                    (4,039,895)
------------------------------------------------------------------------------

Total Net Assets - 100%                                        $ 1,153,553,153
------------------------------------------------------------------------------

NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2004, for federal income tax purposes cost of investments was $751,166,437 and net unrealized appreciation was $406,426,611 consisting of gross unrealized appreciation of $434,455,384 and gross unrealized depreciation of $28,028,773.

(b)  Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2004, the Fund held five percent or more of the outstanding voting securities of the following companies:

     RCM Technologies                                 6.63%

     The aggregate cost and value of this company at December 31, 2004, was $5,474,962 and $3,788,343, respectively. Investments in affiliate companies represent 0.33% of total net assets at December 31, 2004. The change in unrealized loss in affiliated companies amounted to $1,761,267 during the twelve months ended December 31, 2004. There was no other investment activity during the period.

See accompanying notes to financial statements.

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------

WANGER U.S. SMALLER COMPANIES       STATEMENT OF INVESTMENTS DECEMBER 31, 2004

NOTES TO STATEMENT OF INVESTMENTS (CONT):

(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At December 31, 2004, these securities amounted to $1,578,594 which represents 0.14% of net assets.

     Additional information on these securities is as follows:

                            ACQUISITION
     SECURITY                  DATES       SHARES         COST         VALUE
--------------------------------------------------------------------------------
     Locus Discovery,
       Series D Pfd.          9/5/01        250,000   $ 1,000,000  $   500,000
     SensAble Technologies
       Series C Pfd.          4/4/00        301,205     1,000,000      275,813
     SensAble Technologies
       common                 6/28/04     1,581,292             0       31,626
     SYRRX, Series C          1/8/01        154,231     1,002,502      771,155
                                                      -----------  -----------
                                                      $ 3,002,502  $ 1,578,594
                                                      ===========  ===========

(e) Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2004, the value of this security represents 2.43% of net assets.

At December 31, 2004, the Fund held investments in the following sectors:

                                                                   % OF
     SECTOR                                                      NET ASSETS
     ----------------------------------------------------------------------
     Information                                                       28.5%
     Consumer Goods/Services                                           18.2
     Health Care                                                       12.5
     Energy/Minerals                                                   12.1
     Finance                                                            9.4
     Industrial Goods/Services                                          9.3
     Other Industries                                                   0.7
     Short-Term Obligations                                             9.6
     Cash and Other Assets Less Liabilities                            (0.3)
                                                                 ----------
                                                                      100.0%
                                                                 ----------

See accompanying notes to financial statements.

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

------------------------------------------------------------------------------
ASSETS
Unaffiliated investments, at cost                               $  745,296,062
Affiliated investments, at cost (See Note 4)                         5,474,962
------------------------------------------------------------------------------
Unaffiliated investments, at value                              $1,153,804,705
Affiliated investments, at value (See Note 4)                        3,788,343
Cash                                                                       579
Receivable for:
    Fund shares sold                                                   202,369
    Dividends and interest                                             190,155
    Foreign tax reclaims                                                 2,200
Other assets                                                            14,967
------------------------------------------------------------------------------
    Total Assets                                                 1,158,003,318

LIABILITIES
Payable for:
    Investments purchased                                            2,770,838
    Fund shares repurchased                                          1,540,327
    Transfer agent fees                                                     72
    Trustees' fees                                                       6,347
    Custody fees                                                         2,663
    Legal and audit fees                                                71,910
    Registration fees                                                   16,352
    Reports to shareholders                                             29,817
Other liabilities                                                       11,839
------------------------------------------------------------------------------
    Total Liabilities                                                4,450,165
------------------------------------------------------------------------------
Net Assets                                                      $1,153,553,153
==============================================================================
COMPOSITION OF NET ASSETS
Paid in capital                                                 $  752,454,393
Accumulated net realized loss                                       (5,723,264)
Net unrealized appreciation on investments                         406,822,024
------------------------------------------------------------------------------
Net Assets                                                      $1,153,553,153
------------------------------------------------------------------------------
Fund shares outstanding                                             36,776,633
------------------------------------------------------------------------------
Net asset value, offering price and
    redemption price per share                                  $        31.37
==============================================================================

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income (net of foreign taxes of $7,970)                $    3,705,086
Interest income                                                      1,119,869
------------------------------------------------------------------------------
    Total investment income                                          4,824,955

EXPENSES:
Investment advisory fees                                             8,747,399
Reports to shareholders                                                276,826
Legal and audit fees                                                   211,322
Transfer agent fees                                                      2,269
Trustees' fees                                                         150,206
Custody fees                                                            37,241
Non-recurring costs (See Note 8)                                        50,701
Compliance fees                                                         13,923
Other expenses                                                          60,305
------------------------------------------------------------------------------
    Total expenses                                                   9,550,192
Less custody fees paid indirectly                                       (2,855)
Non-recurring costs reimbursed (See Note 8)                            (50,701)
------------------------------------------------------------------------------
    Net Expenses                                                     9,496,636
------------------------------------------------------------------------------
Net Investment Income (Loss)                                        (4,671,681)

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON PORTFOLIO POSITIONS:
Net realized gain on investments                                    29,992,766
Net change in unrealized appreciation
    (depreciation) on:
    Unaffiliated investments                                       147,729,467
    Affiliated investments (See Note 4)                             (1,761,267)
------------------------------------------------------------------------------
      Net change in unrealized
        appreciation (depreciation)                                145,968,200
------------------------------------------------------------------------------
      Net Gain                                                     175,960,966
------------------------------------------------------------------------------
Net Increase in Net Assets from Operations                      $  171,289,285
==============================================================================

See accompanying notes to financial statements.

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED           YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                              DECEMBER 31, 2004    DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                               $      (4,671,681)   $      (2,916,699)
    Net realized gain on investments                                  29,992,766           16,030,419
    Net change in unrealized appreciation (depreciation)
      on investments                                                 145,968,200          208,755,524
------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations             171,289,285          221,869,244

SHARE TRANSACTIONS:

    Subscriptions                                                    231,841,890          218,524,438
    Redemptions                                                      (72,236,517)        (89,461,181)
 ------------------------------------------------------------------------------------------------------
    Net Increase from Share Transactions                             159,605,373          129,063,257
------------------------------------------------------------------------------------------------------
    Total Increase in Net Assets                                     330,894,658          350,932,501

NET ASSETS:

    Beginning of period                                              822,658,495          471,725,994
------------------------------------------------------------------------------------------------------
    End of period                                               $  1,153,553,153    $     822,658,495
------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME                            $              --    $         163,258
======================================================================================================


See accompanying notes to financial statements.

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS



                                                                                   YEAR ENDED DECEMBER 31,
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                          2004            2003           2002            2001         2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $     26.51      $    18.51      $   22.25      $    19.99   $    24.88
---------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                               (0.14)          (0.11)         (0.10)          (0.04)        0.02
Net realized and unrealized gain (loss) on investments          5.00            8.11          (3.64)           2.31        (1.82)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                            4.86            8.00          (3.74)           2.27        (1.80)
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                        --              --             --           (0.01)       (0.03)
From net realized capital gains                                   --              --             --              --        (3.06)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                  --              --             --           (0.01)       (3.09)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $     31.37      $    26.51      $   18.51      $    22.25   $    19.99
=================================================================================================================================
Total Return (b)                                               18.33%          43.22%        (16.81)%         11.39%       (8.16)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                        1.00%(c)        0.99%(c)       1.05%(c)        0.99%        1.00%(c)
Net investment income (loss)                                   (0.49)%(c)      (0.48)%(c)     (0.47)%(c)      (0.20)%       0.07%(c)
Portfolio turnover rate                                           15%             10%            16%             18%          36%
Net assets, end of period (000's)                        $ 1,153,553      $  822,658      $ 471,726      $  498,186   $  403,306


--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c)  The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements.

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF OPERATIONS

Wanger U.S. Smaller Companies (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on an accrual basis and includes amortization of discounts on short-term debt obligations and on long-term debt obligations when required for federal income tax purposes. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value. Realized gains and losses from security transactions are reported on an identified cost basis.

      The Fund estimates components of distributions from Real Estate Investment Trusts ("REITS"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Results of operations for the year reflect a change in estimate of these components using more current tax reporting received from REIT investments. The change in estimate has no impact on the Fund's net assets.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

CUSTODY FEES/CREDITS

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

FEDERAL INCOME TAXES

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date.

3.  FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

      For the year ended December 31, 2004, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and REIT adjustments were identified and reclassified among the components of the Fund's net assets as follows:

                Accumulated          Accumulated
               Net Investment       Net Realized
                    Loss              LossPaid             In Capital
               --------------      -------------        --------------
                 $4,751,216            $67,255           $(4,818,471)

      Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

      As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

            UNDISTRIBUTED           UNDISTRIBUTED
              ORDINARY                LONG-TERM         NET UNREALIZED
               INCOME               CAPITAL GAINS        APPRECIATION*
            -------------           -------------       --------------
                 $--                    $--              $406,426,611

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

      Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

                                                             NET
             UNREALIZED              UNREALIZED           UNREALIZED
            APPRECIATION             DEPRECIATION        APPRECIATION
            -------------           -------------       --------------
            $434,455,384            $(28,028,773)        $406,426,611

      The following capital loss carryforwards, determined as of December 31, 2004, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue
Code:

YEAR OF                                                  CAPITAL LOSS
EXPIRATION                                               CARRYFORWARD
---------                                               --------------
2010                                                      $5,327,851

      Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

      Capital loss carryforwards of $30,060,021 were utilized during the year ended December 31, 2004 for the Fund.

4.  TRANSACTIONS WITH AFFILIATES

Columbia Wanger Asset Management, L.P., ("Columbia WAM") an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs. Prior to April 1, 2004, Columbia was a wholly-owned subsidiary of Fleet National Bank, which in turn was a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"). On April 1, 2004, Fleet was acquired by BOA.

      Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below:

AVERAGE DAILY NET ASSETS                                         ANNUAL FEE RATE
   For the first $100 million                                              1.00%
   Next $150 million                                                       0.95%
   In excess of $250 million                                               0.90%

      For the year ended December 31, 2004, the Fund's effective investment advisory fee rate was 0.92%.

      The investment advisory agreement also provides that Columbia WAM will reimburse the Fund to the extent that ordinary operating expenses (computed based on net custodian fees) exceed an annual percentage of 2.00% of the average daily net assets. There was no reimbursement for the year ended December 31, 2004.

      In accordance with the terms of the NYAG Settlement (as defined and discussed further under Note 8 to these Financial Statements - "Legal Proceedings"), Columbia WAM waived a portion of the fees payable under the Fund's investment management agreement so that those fees are retained at the following rates as a percentage of average daily net assets: 0.990% - up to $100 million; 0.940% - $100 million to $250 million; 0.890% - $250 million and over. The fee waiver was effective as of February 10, 2005 but applied as if it had gone into effect on December 1, 2004. The financial statements, as of December 31, 2004, are not reflective of these changes.

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For the year ended December 31, 2004, the Fund paid $150,206 to trustees not affiliated with Columbia WAM. Effective April 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately on the Statement of Operations.

      Columbia Funds Distributor, Inc. ("CFDI"), an indirect wholly-owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

      Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect wholly-owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Effective February 1, 2004 the Transfer Agent made the decision to waive the reimbursement for certain out-of-pocket expenses. Prior to February 1, 2004, the Transfer Agent was entitled to receive a flat rate charge based on the number of shareholder accounts and transactions.

      An affiliate may include any company in which a fund owns five percent or more of its outstanding voting shares. On December 31, 2004, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on page 11.

      During the year ended December 31, 2004, the Fund engaged in purchases and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $0 and $1,094,400, respectively.

5.  BORROWING ARRANGEMENTS

The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. No amounts were borrowed under this facility for the year ended December 31, 2004.

6.  FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

                                                YEAR ENDED            YEAR ENDED
                                          DECEMBER 31, 2004    DECEMBER 31, 2003
--------------------------------------------------------------------------------

Shares sold                                       8,353,055            9,675,283
--------------------------------------------------------------------------------
Less shares redeemed                              2,612,387            4,118,462
--------------------------------------------------------------------------------
Net increase in shares outstanding                5,740,668            5,556,821

7.  INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2004 were $237,217,747 and $127,578,937.

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

8. LEGAL PROCEEDINGS

On March 15, 2004, Columbia Management Advisors, Inc. ("Columbia Management"), the advisor to the Columbia Funds, and CFDI (collectively with Columbia Management, "Columbia") the distributor of the shares of the Columbia Funds, the Columbia Acorn Funds and the Wanger Advisors Trust Funds (collectively, "the Columbia Family of Funds"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds. Columbia WAM, the advisor to the Columbia Acorn Funds and the Wanger Advisors Trust Funds, was not a respondent in either proceeding nor were any of its officers or directors.

      On February 9, 2005, Columbia entered into an Assurance of Discontinuance (the "NYAG Settlement") with the NYAG and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle. Although none of the Wanger Advisors Trust Funds is a party to the Settlement orders, under the terms of the Settlements and in order for Columbia Management to continue to provide administrative services to the Wanger Advisors Funds, the Board of Trustees of the Wanger Advisors Trust Funds agreed to conform to certain governance requirements, including the election of an independent board chair.

      Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce management fees paid by the Columbia Family of Funds, Nations Funds and other related mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions based on net assets as of March 15, 2004. Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the independent trustees of the funds. The distribution plan must be based on a methodology developed in consultation with Columbia and the independent trustees of the funds and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated by Columbia WAM and/or its affiliates at a later date.

      Columbia WAM, the Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Columbia Acorn Trust are defendants in several derivative and class action lawsuits that allege, in summary, defendants permitted investors to engage in improper trading of shares of various funds in violation of certain federal and state laws. All of these lawsuits have been consolidated with similar suits in a Multi-District Litigation proceeding in Baltimore, Maryland and consolidated class action and derivative complaints have been filed.

      The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV.

      Columbia WAM and the trustees of Columbia Acorn Trust are also defendants in a lawsuit alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Columbia Acorn Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the trustees of Columbia Acorn Trust breached certain common laws duties and federal laws.

      On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Acorn Trust and Columbia WAM. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Columbia Acorn Trust funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia WAM and affiliated advisers.

      The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously. The Columbia Acorn Trust does not believe that the pending actions will have a material adverse effect on the financial statements of any Columbia Acorn Fund, and Columbia WAM does not believe that the pending actions will have a material adverse effect on its ability to perform under its contracts with the Fund.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Fund.

      In connection with the events described in detail above, various parties have filed suit again certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot be currently made.

      For the year ended December 31, 2004, CMG has assumed $50,701 in consulting services and legal fees incurred by the Fund in connection with these matters.

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------
CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective April 13, 2004, the audit committee of the Trust requested that Ernst & Young LLP ("E&Y") resign as the auditors of the Fund. Also effective July 14, 2004, upon the recommendation of the audit committee, the Trust selected PricewaterhouseCoopers LLP ("PWC") as independent registered public accounting firm to audit the books and records of the Fund for its fiscal year ending December 31, 2004. The cessation of the relationship with E&Y was based on the impairment of E&Y's independence resulting from the consummation of the merger of FleetBoston Financial Corporation and Bank of America Corporation and accordingly, E&Y's ability to provide audit services to the Fund.

      E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to that matter in connection with its report.

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM_

To the Board of Trustees and Shareholders of Wanger U.S. Smaller Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger U.S. Smaller Companies Fund (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2003 and financial highlights of the Fund for the periods ended December 31, 2003 and prior were audited by other independent auditors report dated February 6, 2004 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP
Chicago, Illinois
February 14, 2005

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee serves a term of unlimited duration, provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

      The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust.

      The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606, except for Messrs. Clark, Connaughton, and Pietropaolo, whose address is Columbia Management Group, Inc., 245 Summer Street, Boston, Massachusetts, 02210. Wanger's Statement of Additional Information includes additional information about Columbia Wanger's trustees and officers. You may obtain a free copy of the Statement of Additional Information on our website, www.wanger.com, or by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-Wanger (888-492-6437)



NAME, POSITION(S) WITH           YEAR FIRST
WANGER ADVISORS TRUST            ELECTED OR
      AND AGE AT                 APPOINTED          PRINCIPAL OCCUPATION(S) DURING             OTHER
  DECEMBER 31, 2004              TO OFFICE                 PAST FIVE YEARS                 DIRECTORSHIPS
------------------------------  -----------    ----------------------------------------    -------------

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF WANGER ADVISORS TRUST:

JEROME L. DUFFY, 68,                2003       Retired since December 31, 1997; prior          None.
Trustee                                        thereto, senior vice president, Kemper
                                               Financial Services and treasurer, Kemper
                                               Funds.

FRED D. HASSELBRING, 63,            1994       Retail industry, general project                None.
Trustee                                        development and business computer
                                               systems consultant; voice over
                                               specialist for industrial and
                                               institutional applications; former
                                               chairman of the board of the Trust
                                               (September 2004 to November 2004);
                                               former lead independent trustee (August
                                               2003 to September 2004).

KATHRYN A. KRUEGER, M.D., 47,       2003       Medical Fellow I, Cardiovascular                None.
Trustee                                        Therapeutic Area, Lilly Research
                                               Laboratories (May 2004 to present);
                                               Medical Advisor, Cardiovascular
                                               Therapeutic Area, Lilly Research
                                               Laboratories (January 2003 to April
                                               2004); Medical Director, Cardiovascular
                                               Therapeutic Area, Lilly Research
                                               Laboratories (October 2002 to December
                                               2002); Medical Director, Neptune Product
                                               Team, Lilly Research Laboratories
                                               (October 2001 to October 2002); Acting
                                               Director and Senior Clinical Research
                                               Physician, Lilly Research Laboratories
                                               (April 2001 to September 2001); Senior
                                               Clinical Research Physician, Lilly
                                               Research Laboratories (January 2000 to
                                               March 2001); Clinical Research
                                               Physician, Lilly Research Laboratories
                                               (June 1996 to December 1999).

PATRICIA H. WERHANE, 69,            1998       Ruffin Professor of Business Ethics,            None.
Chair of the Board and Trustee                 Darden Graduate School of Business
                                               Administration, University of Virginia,
                                               since 1993; Senior Fellow since 2004 and
                                               Co-Director of the Olsson Center for
                                               Applied Ethics, Darden Graduate School
                                               of Business Administration, University
                                               of Virginia, from 2001-2004; and
                                               Wicklander Chair of Business Ethics and
                                               Director of the Institute for Business
                                               and Professional Ethics, DePaul
                                               University (since September 2003).

TRUSTEE WHO IS AN INTERESTED PERSON OF WANGER ADVISORS TRUST:

RALPH WANGER, 70,                    1994      Founder, former president, chief              Columbia
Trustee                                        investment officer and portfolio                Acorn
                                               manager, Columbia Wanger Asset                 Trust.
                                               Management, L.P. (CWAM) (1992-2003);
                                               former president, Columbia Acorn Trust
                                               from April 1992 through September 2003;
                                               former president, Wanger Advisors Trust
                                               (1994 through September 2003);
                                               principal, WAM from July 1992 until
                                               September 2000; president, WAM Ltd. from
                                               July 1992 to September 2000; director,
                                               Wanger Investment Company plc.;
                                               Director, CWAM.

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST



NAME, POSITION(S) WITH           YEAR FIRST
WANGER ADVISORS TRUST            ELECTED OR
      AND AGE AT                 APPOINTED          PRINCIPAL OCCUPATION(S) DURING             OTHER
  DECEMBER 31, 2004              TO OFFICE                 PAST FIVE YEARS                 DIRECTORSHIPS
------------------------------  -----------    ----------------------------------------    --------------
OFFICERS OF WANGER ADVISORS TRUST:
BEN ANDREWS, 39,                    2004       Analyst and portfolio manager, CWAM             None.
Vice President                                 since 1998; vice president, Columbia
                                               Acorn Trust.

J. KEVIN CONNAUGHTON, 40,           2001       Treasurer of the Columbia Funds and of          None.
Assistant Treasurer                            the Liberty All-Star Funds since
                                               December 2000 (formerly controller of
                                               the Columbia Funds and of the Columbia
                                               All-Star Funds from February 1998 to
                                               October 2000); treasurer of the Galaxy
                                               Funds since September 2002; treasurer,
                                               Columbia Management Multi-Strategy Hedge
                                               Fund, LLC since December 2002 (prior
                                               thereto, vice president of Colonial
                                               Management Associates from February 1998
                                               to October 2000).

MICHAEL G. CLARKE, 34,              2004       Chief accounting officer of the Columbia        None.
Assistant Treasurer                            Funds, Liberty Funds, Stein Roe Funds
                                               and All-Star Funds since October 2004;
                                               Controller of the Columbia Funds,
                                               Liberty Funds, Stein Roe Funds and
                                               All-Star Funds from May 2004 to October
                                               2004; Assistant Treasurer from June 2002
                                               to May 2004; Vice President, Product
                                               Strategy & Development of the Liberty
                                               Funds and Stein Roe Funds from February
                                               2001 to June 2002; Assistant Treasurer
                                               of the Liberty Funds, Stein Roe Funds
                                               and the All-Star Funds from August 1999
                                               to February 2001.

KENNETH A. KALINA, 45,              1995       Chief Compliance Officer, CWAM since May        None.
Assistant Treasurer                            2004; treasurer and Chief financial
                                               officer, CWAM since April 2000;
                                               assistant treasurer, Columbia Acorn
                                               Trust; fund controller, CWAM since
                                               September 1995; director, New Americas
                                               Small Cap Fund.

BRUCE H. LAUER, 47,                 1995       Chief operating officer, CWAM since             None.
Vice President, Secretary                      April 1995; principal, WAM from January
and Treasurer                                  2000 to September 2000; vice president,
                                               treasurer and secretary, Columbia Acorn
                                               Trust; director, Wanger Investment
                                               Company plc and New Americas Small Cap
                                               Fund.

CHARLES P. MCQUAID, 51,             1994       President, CWAM since October 2003;           Columbia
President                                      Chief investment officer, CWAM since            Acorn
                                               September 2003; senior vice president of       Trust.
                                               the Trust from 1994 through September
                                               2003; portfolio manager since 1995 and
                                               director of research since July 1992
                                               through December 2003; CWAM interim
                                               director of international research from
                                               October 2003 until December 2004;
                                               principal, WAM from July 1995 to
                                               September 2000; trustee since 1992 and
                                               president since 2003, Columbia Acorn
                                               Trust.

ROBERT A. MOHN, 43,                 1997       Director of domestic research, CWAM,            None.
Vice President                                 since March 2004; analyst and portfolio
                                               manager, CWAM since August 1992;
                                               principal, WAM from 1995 to September
                                               2000; vice president, Columbia Acorn
                                               Trust.

TODD M. NARTER, 41,                 2001       Analyst and portfolio manager, CWAM             None.
Vice President                                 since June 1997; vice president,
                                               Columbia Acorn Trust.

CHRISTOPHER J. OLSON, 40,           2001       Analyst and portfolio manager, CWAM             None.
Vice President                                 since January 2001; vice president,
                                               Columbia Acorn Trust; prior to 2001,
                                               director and portfolio strategy analyst
                                               with UBS Asset Management/Brinson
                                               Partners.

VINCENT P. PIETROPAOLO, 39,         2001       Assistant General Counsel, Bank of              None.
Assistant Secretary                            America (and its predecessors) since
                                               December 1999.

ROBERT SCALES, 52,                  2004       Deputy General Counsel, Grant Thornton          None.
Chief Compliance Officer,                      LLP (2002-2004); Associate General
Senior Vice President                          Counsel, UBS PaineWebber (broker-dealer)
and General Counsel                            (1997-2002).


                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------

                      This page intentionally left blank.

                               Wanger U.S. Smaller Companies  2004 Annual Report
--------------------------------------------------------------------------------
[LOGO] WANGER ADVISORS TRUST

TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

INVESTMENT ADVISER
Columbia Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
www.wanger.com
1-888-4-WANGER
(1-888-492-6437)

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.wanger.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

WANGER ADVISORS TRUST








                                                       SHR-02/094 U-0205 05/4317

                                                  WANGER INTERNATIONAL SMALL CAP
                                                              2004 Annual Report

[LOGO] WANGER ADVISORS FUND
--------------------------------------------------------------------------------
           MANAGED BY COLUMBIA WANGER ASSETS MANAGEMENT,L.P.

[LOGO]    WANGER INTERNATIONAL SMALL CAP
          2004 ANNUAL REPORT

      TABLE OF CONTENTS

 1    Understanding Your Expenses

 2    The Miracle Year

 4    Performance Review

 6    Statement of Investments

12    Statement of Assets and Liabilities

12    Statement of Operations

13    Statements of Changes in Net Assets

14    Financial Highlights

15    Notes to Financial Statements

19    Report of Independent Registered Public Accounting Firm

20    Board of Trustees and Management of Wanger Advisors Trust

COLUMBIA WANGER ASSET MANAGEMENT, L.P. ("COLUMBIA WAM") IS ONE OF THE LEADING GLOBAL SMALL-CAP EQUITY MANAGERS IN THE U.S. WITH MORE THAN 30 YEARS OF SMALL-CAP INVESTMENT EXPERIENCE. COLUMBIA WAM MANAGES MORE THAN $22 BILLION IN EQUITIES AND IS THE INVESTMENT ADVISER TO WANGER U.S. SMALLER COMPANIES, WANGER INTERNATIONAL SMALL CAP, WANGER SELECT, WANGER INTERNATIONAL SELECT AND THE COLUMBIA ACORN FAMILY OF FUNDS.

      FOR MORE COMPLETE INFORMATION ABOUT OUR FUNDS, INCLUDING THE COLUMBIA ACORN FUNDS, OUR FEES, RISKS ASSOCIATED WITH INVESTING, OR EXPENSES, CALL 1-888-4-WANGER FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THIS REPORT IS NOT AN OFFER OF THE SHARES OF THE COLUMBIA ACORN FUND FAMILY.

      THE DISCUSSION IN THE REPORT OF PORTFOLIO COMPANIES IS FOR ILLUSTRATION ONLY AND IS NOT A RECOMMENDATION OF INDIVIDUAL STOCKS. THE INFORMATION IS BELIEVED TO BE ACCURATE, BUT THE INFORMATION AND THE VIEWS OF THE PORTFOLIO MANAGERS MAY CHANGE AT ANY TIME WITHOUT NOTICE AND THE PORTFOLIO MANAGERS MAY ALTER A FUND'S PORTFOLIO HOLDINGS BASED ON THESE VIEWS AND THE FUND'S CIRCUMSTANCES AT THAT TIME.

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------

UNDERSTANDING YOUR EXPENSES

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the fund. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period.

      1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

      2. In the section of the table below titled "Expenses paid during the period," locate the amount for your fund. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2004 - December 31, 2004



--------------------------------------------------------------------------------------------------------------------------------
                            ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE         EXPENSES PAID DURING      FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)           THE PERIOD ($)        EXPENSE RATIO (%)*
--------------------------------------------------------------------------------------------------------------------------------
                           ACTUAL     HYPOTHETICAL      ACTUAL     HYPOTHETICAL    ACTUAL     HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------------------
Wanger International
Small Cap                 1,000.00      1,000.00       1,181.99      1,018.30        7.46        6.90                1.36
--------------------------------------------------------------------------------------------------------------------------------


EXPENSES PAID DURING THE PERIOD ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, THEN MULTIPLIED BY THE NUMBER OF DAYS IN THE FUND'S MOST RECENT FISCAL HALF-YEAR AND DIVIDED BY 366.

IT IS IMPORTANT TO NOTE THAT THE EXPENSE AMOUNTS SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONLY ONGOING COSTS OF INVESTING IN THE FUND. AS A SHAREHOLDER OF THE FUND, YOU DO NOT INCUR ANY TRANSACTION COSTS, SUCH AS SALES CHARGES, REDEMPTION OR EXCHANGE FEES. EXPENSES PAID DURING THE PERIOD DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. THE HYPOTHETICAL EXAMPLE PROVIDED IS USEFUL IN COMPARING ONGOING COSTS ONLY AND WILL NOT HELP YOU DETERMINE THE RELATIVE TOTAL COSTS OF OWNING DIFFERENT FUNDS WHOSE SHAREHOLDERS MAY INCUR TRANSACTION COSTS.

*     FOR THE SIX MONTHS ENDED 12/31/04.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------

     [LOGO] THE MIRACLE YEAR

Photo of RALPH WANGER

RALPH WANGER
FOUNDER, ADVISOR AND TRUSTEE
COLUMBIA WANGER ASSET MANAGEMENT, L.P.

1905 was a year of surprises. The first surprise was the victory of the Japanese over the Russians in the Russo-Japanese War. In May 1905, the untested Japanese Navy annihilated the Russian fleet at Tsushima. This was the first time a non-white country had beaten the main force of a European colonial power. The second unexpected event was in physics. 2005 will be celebrated as the centennial of Albert Einstein's "Miracle Year."

The journal, ANNALEN DER PHYSIK, volume 17, published three articles in September 1905 all written by Einstein, an obscure clerk in the Swiss patent office in Bern. He had an undergraduate degree in physics but no Ph.D (it was granted a year later). Each of the articles were on a different subject and each one revolutionized its branch of physics. Einstein's papers created 20th century physics almost single-handedly.

ATOMS

In 1905 there were different theories about the structure of matter. If you take a glass of water and pour nine-tenths of it out, you still have a glass with water in it. What happens if you repeat this process of throwing out 90% of the water in the glass? After you repeat the process a few more times, you have such a small amount of water that you can only see it under a microscope, and in a few more steps the water drop will be too small to be seen even under the microscope. Can you continue the boring job of splitting water forever or do you finally get to a point where it isn't water anymore? Of course we know the answer: Once you get down to a single molecule of water you can't split it and still say that you have water left. Many leading scientists did not accept the atomic theory in 1905. Einstein looked at the process called Brownian Motion in which a grain of pollen or other small object moves around in a random way. (The same mathematical process makes stock prices jiggle.) He deduced that this motion was caused by billions of atoms bumping into the pollen grain in an irregular pattern. He was even able to calculate the size of the atoms involved, thus proving that atoms really existed.

PHOTONS

In 1905 there was still a basic debate about the nature of light. The greatest achievement of 19th century physics was Maxwell's set of partial differential equations governing electromagnetic fields, including light. Maxwell's equations required that light be a wave. The great Max Planck had introduced the idea of a quantum of energy in 1900 to get an equation that tracked the spectrum of heat radiation, but most scientists doubted that a light quantum was "real." Heinrich Hertz, Philip Lenard and others showed that when a beam of ultraviolet light shines on a piece of metal you produce an electrical current in the metal. There was no way to explain the photoelectric effect according to the Maxwell wave theory of light. The second paper Einstein wrote dealt with the problem of the photoelectric effect. If you cut the amount of energy in a beam of light by 90% and keep reducing it, you still have a beam of light. If you keep slicing the amount of light, does the beam of light keep getting smaller and smaller forever or do you get down to an "atom" of light that can't be split further? Einstein proved that there was a tiny amount of light that could not be further divided. The least amount of light that exists is a single photon (or quantum) of light. 1 The photoelectric effect is explained by photons acting as particles, not as a wave.

Einstein's discovery of the photon had a number of interesting effects. First, it led to the development of quantum mechanics and thus to most of 20th century physics. Second, it won Einstein his only Nobel Prize. Third, it uncovered a paradox that still puzzles students, the duality of light. If you run an experiment to show that light is a wave, you can prove it's a wave. If you run an experiment to show that it's a particle, you can prove it's a particle. This duality principle contradicts common sense but when you study science you have to get used to it. The fourth effect was that it made Lenard a life-long enemy of Einstein. Philip Lenard, who received the Nobel Prize in 1905 for his own work on cathode rays, was close to the solution but Einstein ended up getting the credit. Lenard became an unrelenting foe of Einstein, and influenced the Nobel committee's decision not to give Einstein the prize for his theory of relativity. Later on, Lenard became an ardent Nazi.

RELATIVITY

In 1905, there was also a debate in scientific circles about speed. If you were in a really powerful rocket ship in space, and you pushed the throttle forward, you would speed up. If you kept on increasing the power, would you go ever faster, or was there an absolute speed limit in the universe that you could not exceed?

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------

The third paper became the best known, Einstein's special theory of relativity. It explained that there was a cosmic speed limit, the speed of light. Very odd things happen when your rocket ship is moving close to the speed of light. Time slows down and you get shorter, under the Lorentz contraction equation, giving rise to the limerick:

A sexy young techie named Fisk, Had a motion exceedingly brisk. So fast was his action The Lorentz contraction Shortened his rod to a disk.

In a very brief paper published later in 1905, Einstein added in a note that his theory of relativity implied the equation E=mc 2. That solved the paradox of radioactivity; Mme Curie's radium was producing much more energy then could be explained by 19th century physics. Einstein showed that radioactive energy was caused by turning a small amount of mass into a lot of energy.

So we had this technical journal containing three papers written by a man unknown in science, a non-Ph.D, a non-academic, writing on a German-dominated field with all the fussiness about rank and reputation that you would expect. Would anyone care? Einstein did not receive any communication from any physicists for the first couple months after he published, but in early 1906 Max Planck read and understood the papers. He wrote to Einstein and sent his assistant, another important physicist, Max von Laue, to visit Einstein in Bern. Planck's subsequent endorsement made Einstein acceptable to the community of physicists, and his papers became required study for all physicists, as they remain.

The compelling human question: How the heck did Einstein do it? How could one human being produce three revolutionary papers in one year, on three different subjects, while carrying a full-time job at the patent office to boot? We can admire but not explain. The "Miracle Year" commemorates one of the greatest feats of the human mind ever.

1 PLANCK AND EINSTEIN HAD DISCOVERED THE QUANTUM JUMP, WHICH WAS THE SMALLEST THING THAT COULD POSSIBLY EXIST IN THE UNIVERSE. MODERN WRITERS, FOR REASONS DIFFICULT TO EXPLAIN, NOW USE THE PHRASE QUANTUM JUMP TO MEAN A BIG EVENT. WHEN NON-SCIENTISTS START THROWING AROUND SCIENTIFIC TERMS WITHOUT UNDERSTANDING THEM, FUNNY THINGS HAPPEN. DON'T GET ME STARTED ON THE HEISENBERG UNCERTAINTY PRINCIPLE.

INCIDENTALLY, ALBERT EINSTEIN'S FATHER, HERMANN, WAS BORN IN THE WURTTEMBERG VILLAGE OF BUCHAU, WHERE HIS FAMILY HAD LIVED FOR GENERATIONS. HERMANN MOVED 20 MILES FROM BUCHAU TO THE CITY OF ULM, WHERE ALBERT WAS BORN. MY GREAT-GREAT GRANDFATHER, JOSEPH KOHN, WAS ALSO FROM BUCHAU AND HE HAD MANY EINSTEINS IN HIS FAMILY TREE. I AM VERY PROUD OF THE EINSTEIN CONNECTION.

SOURCES:

"EINSTEIN: A CELEBRATION," SEMINAR AT THE ASPEN INSTITUTE, AUGUST 8-11, 2004.

EINSTEIN, ALBERT, "IDEAS AND OPINIONS," CROWN PUBLISHERS, 1954.

KAKU, MICHIO, "EINSTEIN COSMOS: HOW ALBERT EINSTEIN'S VISION TRANSFORMED OUR UNDERSTANDING OF SPACE AND TIME," ATLAS BOOKS, 2004.

"DISCOVER" MAGAZINE, "SPECIAL EINSTEIN ISSUE," SEPTEMBER 2004.

A SPECIAL THANKS TO DOUG STONE OF YALE UNIVERSITY FOR EDITING THIS ESSAY.

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------

   [LOGO] PERFORMANCE REVIEW   WANGER INTERNATIONAL SMALL CAP

Photo of TODD M. NARTER     Photo of CHRISTOPHER J. OLSON

TODD M. NARTER              CHRISTOPHER J. OLSON
CO-PORTFOLIO MANAGER        CO-PORTFOLIO MANAGER

Wanger International Small Cap rose 30.27% in 2004. The Fund finished the year ahead of the Citigroup EMI Global ex-US Index, up 29.27%. Wanger International Small Cap also substantially outperformed the large-cap MSCI EAFE Index, up 20.25% in 2004. A weak U.S. dollar, particularly against the euro, aided performance throughout the year.

The Fund's biggest percentage winners in 2004 came from very different industries and regions of the world. Edgars Consolidated Stores, a South African retailer first purchased in 2004, returned 151% for the year on strong earnings growth. Another new 2004 purchase, Natura Cosmeticos, a manufacturer and direct seller of Brazilian cosmetics, gained 139% for the year.

ComfortDelGro, a Singaporean transport company expanding into taxicab franchises in China, was the third best annual performer, returning 107%. Within Europe, Amplifon, an Italian manufacturer of hearing aids, surged 95%. Other winners included Aalberts Industries, a Netherlands diversified industrial company, which rose over 90%, and Tullow Oil, up 93%, an UK-based oil exploration company benefiting from the rise in energy prices.

Technology-related stocks were among the leading detractors to portfolio performance during the year. ASE Test, a Taiwanese tester of semiconductor devices, was the Funds largest percentage loser, declining 55% on weak earnings. Ngai Lik Industrial, a Hong Kong-based manufacturer of audio equipment, declined 37% as higher raw material costs squeezed margins. Another loser was Kappa Create, a Japanese sushi chain operator. Rising over 50% from January to June, the stock declined sharply in the second half when increased competition caused reduced sales. The stock ended the year down 31%.

International small caps have outperformed large caps for a fifth year in a row and valuations are now close to long-term average valuations relative to large caps, whereas two years ago they traded at a moderate discount. Fortunately, our international small-cap universe is comprised of over 4,400 potential investment opportunities from which we need to extract but a few. With a dedicated team of nine international analysts we feel we have the resources to sift through this universe and still find attractive investment candidates for our shareholders.

INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS. SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

AS OF 12/31/04, THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: EDGARS CONSOLIDATED STORES, 0.9%; NATURA COSMETICOS, 1.0%; COMFORTDELGRO, 0.6%; AMPLIFON, 1.5%; AALBERTS INDUSTRIES, 1.1%; TULLOW OIL, 0.8%; ASE TEST, 0.4%; NGAI LIK INDUSTRIAL, 0.4%; KAPPA CREATE, 0.5%.

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------

VALUE OF A $10,000 INVESTMENT IN                   TOTAL RETURN FOR EACH PERIOD,
WANGER INTERNATIONAL SMALL CAP                     MAY 3, 1995 (INCEPTION DATE)
                                                   THROUGH DECEMBER 31, 2004

                           [LINE CHART APPEARS HERE]

                     WANGER         CITIGROUP
                  INTERNATIONAL     EMI GLOBAL
                    SMALL CAP         ex-US

      5/3/1995        10000           10000
     5/31/1995        10790            9821
     6/30/1995        10970            9710
     7/31/1995        11910           10255
     8/31/1995        12290           10003
     9/30/1995        12910           10074
    10/31/1995        12700            9784
    11/30/1995        12660            9865
    12/31/1995        13450           10246
     1/31/1996        14260           10479
     2/29/1996        15170           10609
     3/31/1996        15499           10830
     4/30/1996        16251           11390
     5/31/1996        16782           11301
     6/30/1996        17183           11304
     7/31/1996        16722           10859
     8/31/1996        17023           10969
     9/30/1996        17023           11029
    10/31/1996        17183           10959
    11/30/1996        17705           11136
    12/31/1996        17755           10951
     1/31/1997        18246           10792
     2/28/1997        18687           11011
     3/31/1997        18357           10874
     4/30/1997        18204           10729
     5/31/1997        18983           11359
     6/30/1997        19568           11651
     7/31/1997        19558           11538
     8/31/1997        18460           11032
     9/30/1997        19363           11210
    10/31/1997        18388           10662
    11/30/1997        17968           10166
    12/31/1997        17496            9953
     1/31/1998        18142           10265
     2/28/1998        19589           11042
     3/31/1998        21306           11575
     4/30/1998        21867           11669
     5/31/1998        21887           11768
     6/30/1998        21410           11353
     7/31/1998        21099           11281
     8/31/1998        17904            9798
     9/30/1998        17437            9581
    10/31/1998        18101           10241
    11/30/1998        19605           10595
    12/31/1998        20352           10820
     1/31/1999        20694           10744
     2/28/1999        20570           10543
     3/31/1999        21564           10999
     4/30/1999        23400           11671
     5/31/1999        23727           11383
     6/30/1999        25404           11826
     7/31/1999        27556           12208
     8/31/1999        28928           12422
     9/30/1999        29266           12366
    10/31/1999        30088           12253
    11/30/1999        36176           12694
    12/31/1999        46072           13558
     1/31/2000        46800           13300
     2/29/2000        56295           13811
     3/31/2000        54789           13872
     4/30/2000        46481           12961
     5/31/2000        42601           12691
     6/30/2000        44628           13461
     7/31/2000        43055           13015
     8/31/2000        45584           13388
     9/30/2000        41179           12701
    10/31/2000        36798           11932
    11/30/2000        33454           11407
    12/31/2000        33244           11852
     1/31/2001        34910           12073
     2/28/2001        32556           11604
     3/31/2001        29862           10705
     4/30/2001        30389           11406
     5/31/2001        31170           11383
     6/30/2001        29743           10997
     7/31/2001        28026           10674
     8/31/2001        27907           10645
     9/30/2001        23692            9259
    10/31/2001        24780            9635
    11/30/2001        25749           10031
    12/31/2001        26174           10114
     1/31/2002        25715            9931
     2/28/2002        25358           10097
     3/31/2002        27006           10755
     4/30/2002        28179           10979
     5/31/2002        28485           11330
     6/30/2002        27635           10880
     7/31/2002        24729            9958
     8/31/2002        23743            9898
     9/30/2002        21143            8984
    10/31/2002        21415            9187
    11/30/2002        22333            9531
    12/31/2002        22554            9417
     1/31/2003        22299            9259
     2/28/2003        21534            9094
     3/31/2003        21069            9005
     4/30/2003        22980            9854
     5/31/2003        24942           10694
     6/30/2003        25778           11093
     7/31/2003        26614           11488
     8/31/2003        27893           12038
     9/30/2003        29087           12588
    10/31/2003        31356           13504
    11/30/2003        32090           13750
    12/31/2003        33574           14599
     1/31/2004        35229           15123
     2/29/2004        36662           15645
     3/31/2004        36608           16028
     4/30/2004        35801           15489
     5/31/2004        35715           15491
     6/30/2004        37003           15989
     7/31/2004        36075           15425
     8/31/2004        36041           15591
     9/30/2004        37518           16172
    10/31/2004        38755           16668
    11/30/2004        41727           17980
    12/31/2004        43737           18872

                              Average Annual Return
                        ---------------------------------
                        1 year    5 years    Life of fund
                        30.27%     -1.03%       16.49%

This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3,1995 (the date the Fund began operations) through December 31, 2004 with the Citigroup EMI Global ex-US. Dividends and capital gains are reinvested. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Wanger International Small Cap is a diversified fund that invests primarily in the stocks of non-U.S. companies with capitalizations of less than $3 billion. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information and currency exchange rate fluctuations.

PERFORMANCE SHOWN HERE IS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN. FOR MONTHLY PERFORMANCE UPDATES, PLEASE CONTACT US AT 1-888-4-WANGER.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES BUT DO NOT INCLUDE ANY INSURANCE CHARGE IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

--------------------------------------------------------------------------------
RESULTS TO DECEMBER 31, 2004

                                          4TH QUARTER       1 YEAR
WANGER INTERNATIONAL
  SMALL CAP                                  16.58%          30.27%
Citigroup EMI Global ex-US                   16.70           29.27
MSCI EAFE                                    15.32           20.25
Lipper International Small Cap
  Funds Index                                16.27           29.50

NAV AS OF 12/31/04: $25.46

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES BUT DO NOT INCLUDE ANY INSURANCE CHARGE IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

The Citigroup EMI Global ex-US is an index of the bottom 20% of institutionally investable capital of developed and emerging countries, selected by the index sponsor, outside the United States. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. The Lipper International Small Cap Funds Index is made up of the 10 largest non-U.S. funds investing in small-cap companies. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Portfolio holdings will vary in the future.

--------------------------------------------------------------------------------
TOP 5 COUNTRIES

As a % of net assets, as of 12/31/04
United Kingdom                                                            13.3%
Japan                                                                     10.8
Ireland                                                                    7.8
Netherlands                                                                7.6
France                                                                     7.2

--------------------------------------------------------------------------------
TOP 10 HOLDINGS

As a % of net assets, as of 12/31/04

1. Anglo Irish Bank                                                        2.0%
SMALL BUSINESS & MIDDLE MARKET BANKING - IRELAND

2. Major Drilling Group International                                      1.5%
MINING EXPLORATION DRILLER - CANADA

3. Vallourec                                                               1.5%
SEAMLESS TUBES - FRANCE

4. Amplifon                                                                1.5%
HEARING AID RETAILER - ITALY

5. Grafton Group                                                           1.3%
BUILDERS, WHOLESALERS & DIY RETAILING - IRELAND

6. Fugro                                                                   1.3%
SURVEY & GPS SERVICES - NETHERLANDS

7. PT Perusahaan Gas Negara                                                1.2%
GAS PIPELINE OPERATOR - INDONESIA

8. Hexagon                                                                 1.2%
DIVERSIFIED ENGINEERING - SWEDEN

9. Koninklijke Ten Cate                                                    1.2%
ADVANCED TEXTILES & INDUSTRIAL FABRICS - NETHERLANDS

10. United Drug                                                            1.1%
PHARMACEUTICAL WHOLESALER & OUTSOURCER - IRELAND

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2004

------------------------------------------------------------------------------
NUMBER OF                                                                VALUE
SHARES

            COMMON STOCKS AND OTHER
            EQUITY-LIKE SECURITIES - 91.9%
              EUROPE - 59.8%
------------------------------------------------------------------------------
              UNITED KINGDOM/IRELAND - 21.2%

     500,000  Anglo Irish Bank (Ireland)                         $  12,122,772
              SMALL BUSINESS & MIDDLE MARKET BANKING

     739,000  Grafton Group (Ireland)                                8,007,802
              BUILDERS, WHOLESALERS & DIY RETAILING

   1,455,000  United Drug (Ireland)                                  6,858,374
              PHARMACEUTICAL WHOLESALER & OUTSOURCER

     700,000  Kensington                                             6,392,823
              NON-CONFORMING MORTGAGE COMPANY

     525,000  Business Post Group                                    6,263,692
              UK PARCEL & EXPRESS MAIL SERVICE

     350,000  IAWS Group (Ireland)                                   5,783,714
              MANUFACTURER OF BAKED GOODS

     400,000  Exel                                                   5,542,810
              GLOBAL LOGISTICS & FREIGHT FORWARDING

   1,200,000  Charles Taylor Group                                   5,381,816
              INSURANCE

     840,000  International Greetings                                5,288,669
              PRIVATE LABEL GREETING PRODUCTS

     300,000  Depfa Bank (Ireland) (e)                               5,017,383
              INTERNATIONAL PUBLIC SECTOR FINANCE

     294,000  Jurys Doyle Hotel (Ireland)                            4,906,106
              OWNER/OPERATOR OF MID-PRICED HOTELS

     200,000  Kerry Group (Ireland)                                  4,781,384
              FOOD INGREDIENTS

   1,621,000  Tullow Oil                                             4,737,886
              OIL & GAS PRODUCER

     800,000  Bloomsbury Publishing                                  4,645,841
              PUBLISHING

     221,000  Intermediate Capital                                   4,616,900
              EUROPEAN PROVIDER OF MEZZANINE CAPITAL

   1,556,000  RPS Group                                              4,540,447
              ENVIRONMENTAL CONSULTING

     600,000  Expro International                                    4,128,359
              OFFSHORE OIL FIELD SERVICES

     245,000  Northgate                                              4,010,104
              LIGHT COMMERCIAL VEHICLE RENTAL SPECIALIST

      90,000  Workspace Group                                        3,760,371
              REAL ESTATE COMPANY

     500,000  Care UK                                                3,699,040
              NURSING HOME & PSYCHIATRIC CARE FACILITIES

     155,000  Cobham                                                 3,674,795
              AEROSPACE COMPONENTS

------------------------------------------------------------------------------
NUMBER OF                                                                VALUE
SHARES

------------------------------------------------------------------------------
     500,000  Spectris                                           $   3,660,708
              ELECTRONIC INSTRUMENTS & CONTROLS

     750,000  French Connection                                      3,528,942
              CLOTHING WHOLESALER & RETAILER

     250,000  Viridian Group                                         3,497,797
              NORTHERN IRELAND ELECTRIC UTILITY

     350,000  Vitec Group                                            1,918,518
              PHOTO, FILM PRODUCTION & BROADCAST ACCESSORIES

     350,000  Offshore Hydrocarbon Mapping (b)                       1,583,112
              EXPLORATION TECHNOLOGY CONTRACTOR
------------------------------------------------------------------------------
                                                                   128,350,165

------------------------------------------------------------------------------
              GERMANY/AUSTRIA - 7.7%

     125,000  Wienerberger (Austria) (e)                             5,957,302
              BRICKS & CLAY ROOFING TILES

      70,000  Wincor Nixdorf (b) (e)                                 5,617,372
              RETAIL POS SYSTEMS & ATM MACHINES

     155,000  Hugo Boss Designs (e)                                  5,141,069
              FASHION APPAREL

      75,000  Rhoen-Klinikum Pfd. (e)                                4,580,502
              HOSPITAL MANAGEMENT

     315,000  Deutsche Beteiligung (b)(e)                            4,500,513
              PRIVATE EQUITY & INVESTMENT MANAGEMENT

     110,000  GFK (e)                                                4,266,759
              MARKET RESEARCH SERVICES

      45,200  Rational (e)                                           4,191,118
              COMMERCIAL OVEN MANUFACTURER

     383,000  Takkt (e)                                              4,019,999
              MAIL ORDER RETAILER OF OFFICE & WAREHOUSE DURABLES

      65,000  Grenke Leasing (e)                                     3,069,403
              FINANCING FOR IT EQUIPMENT

      70,000  Bilfinger Berger (e)                                   2,868,230
              CONSTRUCTION & RELATED SERVICES

      50,000  Vossloh (e)                                            2,461,668
              RAIL INFRASTRUCTURE & DIESEL LOCOMOTIVES
------------------------------------------------------------------------------
                                                                    46,673,935

------------------------------------------------------------------------------
              FRANCE/BELGIUM - 7.6%

      60,000  Vallourec                                              8,939,698
              SEAMLESS TUBES

      60,000  Imerys                                                 5,018,421
              INDUSTRIAL MINERALS PRODUCER

      90,000  Norbert Dentressangle                                  4,973,723
              TRANSPORT

See accompanying notes to financial statements.

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2004

------------------------------------------------------------------------------
NUMBER OF                                                                VALUE
SHARES

------------------------------------------------------------------------------
              FRANCE/BELGIUM - 7.6% (CONT)

      55,000  Neopost                                            $   4,261,256
              POSTAGE METER MACHINES

      41,000  Camaieu                                                4,065,124
              WOMEN'S APPAREL RETAILER

     100,000  Iliad                                                  3,776,345
              HIGH SPEED INTERNET SERVICE PROVIDER

      41,000  Bacou Dalloz                                           3,276,535
              SAFETY EQUIPMENT

      97,000  Fininfo                                                2,990,356
              DATA FEEDS FOR FRENCH BANKS & BROKERS

      61,000  Omega Pharma (Belgium)                                 2,912,513
              OTC PRODUCTS, PHARMACY & DENTAL SUPPLIES

     103,000  April Group                                            2,650,756
              INSURANCE POLICY CONSTRUCTION

     178,000  Cerep (b)                                              2,519,505
              HEALTH CARE

      19,000  Carbone Lorraine (b)                                   1,003,684
              ADVANCED INDUSTRIAL MATERIALS
------------------------------------------------------------------------------
                                                                    46,387,916

------------------------------------------------------------------------------
              NETHERLANDS - 7.6%

      92,347  Fugro                                                  7,680,156
              SURVEY & GPS SERVICES

      96,000  Koninklijke Ten Cate (b)                               7,047,733
              ADVANCED TEXTILES & INDUSTRIAL FABRICS

     138,000  Aalberts Industries                                    6,673,078
              FLOW CONTROL & HEAT TREATMENT

     103,000  OPG Groep                                              5,999,079
              HEALTHCARE SUPPLIES & PHARMACIES

     116,000  Sligro Food Group                                      5,703,527
              FOOD SERVICE & WHOLESALING

     217,000  United Services Goup                                   5,055,534
              TEMPORARY STAFFING SERVICES

     138,000  IM Tech                                                4,850,599
              TECHNICAL ENGINEERING

      37,600  Hunter Douglas                                         1,998,971
              WINDOW SHADES & VENETIAN BLINDS

      65,000  Unit 4 Aggresso (b)                                    1,003,684
              BUSINESS & SECURITY SOFTWARE

      23,000  AM NV                                                    222,436
              PROPERTY DEVELOPER
------------------------------------------------------------------------------
                                                                    46,234,797

------------------------------------------------------------------------------
NUMBER OF                                                                VALUE
SHARES

------------------------------------------------------------------------------
              SWEDEN - 3.3%

     150,000  Hexagon (e)                                           $7,125,164
              DIVERSIFIED ENGINEERING

     289,000  Sweco (e)                                              5,510,113
              NORDIC INFRASTRUCTURE/ENVIRONMENT CONSULTING

     316,000  Nobia (e)                                              5,217,878
              KITCHEN CABINET MANUFACTURING & DISTRIBUTION

   1,660,000  Biotage (b) (e)                                        2,432,472
              DISCOVERY CHEMISTRY (MICROWAVES & PURIFICATION)
------------------------------------------------------------------------------
                                                                    20,285,627

------------------------------------------------------------------------------
              ITALY - 3.2%

     160,000  Amplifon (e)                                           8,844,181
              HEARING AID RETAILER

     402,000  Granitifiandre (e)                                     3,632,815
              INNOVATIVE STONEWARE

      50,000  Davide Campari                                         3,216,031
              SPIRITS & WINE

     200,000  Credit Emiliano (e)                                    1,979,807
              REGIONAL BANK

   1,400,000  Ducati Motor (b)(e)                                    1,667,099
              MOTORCYCLES & RELATED MERCHANDISE
------------------------------------------------------------------------------
                                                                    19,339,933

------------------------------------------------------------------------------
              SWITZERLAND - 2.0%

      10,400  Sika (e)                                               6,213,224
              CHEMICALS FOR CONSTRUCTION & INDUSTRIAL APPLICATION

       8,000  Geberit International (e)                              5,833,514
              PLUMBING SUPPLIES
------------------------------------------------------------------------------
                                                                    12,046,738

------------------------------------------------------------------------------
              FINLAND - 1.9%

     480,000  Sponda (e)                                             4,667,023
              OFFICE & WAREHOUSE PROPERTY COMPANY

     122,000  Jaakko Poyry (e)                                       3,668,666
              ENGINEERING CONSULTANTS IN FORESTRY & ENERGY

     189,000  Amer Group (e)                                         3,290,803
              BRANDED SPORTING GOODS
------------------------------------------------------------------------------
                                                                    11,626,492

See accompanying notes to financial statements.

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2004

------------------------------------------------------------------------------
NUMBER OF                                                                VALUE
SHARES

------------------------------------------------------------------------------
              SPAIN - 1.5%

      76,000  Bankinter (e)                                      $   4,033,792
              MORTGAGE LENDER

     279,100  Abengoa (e)                                            2,747,225
              ENGINEERING & CONSTRUCTION

     100,000  Red Electrica (e)                                      2,238,143
              SPANISH POWER GRID
------------------------------------------------------------------------------
                                                                     9,019,160

------------------------------------------------------------------------------
              NORWAY - 0.9%

     238,000  Ekornes (e)                                            5,161,409
              NICHE FURNITURE MANUFACTURER

------------------------------------------------------------------------------
              CZECH REPUBLIC - 0.8%

      34,200  Komercni Banka (e)                                     4,975,962
              LEADING CZECH UNIVERSAL BANK

------------------------------------------------------------------------------
              POLAND - 0.8%

     167,000  Central European Distribution                          4,933,180
              SPIRITS & WINE DISTRIBUTION

------------------------------------------------------------------------------
              GREECE - 0.8%

     190,000  Intralot                                               4,637,536
              LOTTERY & GAMING SYSTEMS & SERVICES

------------------------------------------------------------------------------
              DENMARK - 0.4%

      10,500  Kobenhavns Lufthavne (e)                               2,223,655
              COPENHAGEN AIRPORT MANAGER

------------------------------------------------------------------------------
              RUSSIA - 0.1%

      29,300  Mechel Steel Group (b)                                   654,855
              MET COAL ASSETS OBSCURED BY STEEL BIZ
------------------------------------------------------------------------------
              EUROPE - TOTAL                                       362,551,360

              ASIA - 21.0%
------------------------------------------------------------------------------
              JAPAN - 10.8%

     124,000  Daito Trust Construction                               5,883,986
              APARTMENT BUILDER

     116,000  ARRK                                                   4,744,949
              PROTOTYPES & MOLDS FOR NEW PRODUCT DEVELOPMENT

     386,000  Wacoal                                                 4,637,955
              WOMEN'S SPECIALTY APPAREL

     123,500  Meitec                                                 4,593,752
              STAFFING COMPANY SPECIALIZING IN RD ENGINEERS

------------------------------------------------------------------------------
NUMBER OF                                                                VALUE
SHARES

------------------------------------------------------------------------------
     273,500  NIFCO                                              $   4,570,020
              MOLDED PLASTIC COMPONENTS

     160,000  Shimano                                                4,559,547
              BICYCLE COMPONENTS & FISHING TACKLE

     129,600  Sugi Pharmacy                                          4,395,321
              DRUGSTORE OPERATOR

     225,000  Park 24                                                4,023,762
              PARKING LOT OPERATOR

     111,000  Eneserve                                               4,023,257
              POWER GENERATORS

     179,000  Ushio                                                  3,331,323
              INDUSTRIAL LIGHT SOURCES

     162,500  Ain Pharmaciez                                         3,240,260
              DISPENSING PHARMACY/DRUGSTORE OPERATOR

     265,900  Toyo Technica                                          3,069,372
              VALUE ADDED RESELLER OF IMPORTED INSTRUMENTATION

      94,600  Kappa Create                                           2,824,368
              SUSHI CHAIN RESTAURANT OPERATOR

      58,000  Hogy Medical                                           2,725,212
              DISPOSABLE SURGICAL PRODUCTS

      33,000  Fast Retailing                                         2,503,005
              APPAREL RETAILER

     470,400  Hiroshima Bank                                         2,485,124
              REGIONAL BANK

      83,600  Chiyoda Integre                                        1,684,864
              PLASTIC COMPONENTS FOR CONSUMER ELECTRONICS

     195,000  Fukuoka Bank                                           1,281,565
              REGIONAL BANK

     180,000  Bank of Yokohama (b)                                   1,130,753
              REGIONAL BANK
------------------------------------------------------------------------------
                                                                    65,708,395

------------------------------------------------------------------------------
              TAIWAN - 3.4%

   4,419,300  Phoenixtec Power                                       5,324,290
              UNINTERRUPTABLE POWER SUPPLIES

   3,217,000  Taiwan Fu Hsing                                        3,501,359
              DOOR LOCK MANUFACTURER

     395,000  ASE Test (b)                                           2,670,200
              SEMICONDUCTOR PACKAGING & TEST SERVICES

   1,083,616  Springsoft Systems                                     2,317,895
              ELECTRONIC DESIGN AUTOMATION SOFTWARE

   2,119,000  Chicony Electronics                                    2,152,995
              PC POWER SUPPLIES & KEYBOARDS

See accompanying notes to financial statements.

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2004

------------------------------------------------------------------------------
NUMBER OF                                                                VALUE
SHARES

------------------------------------------------------------------------------
              TAIWAN - 3.4% (CONT)

   1,644,021  Wah Lee Industrial                                 $   2,146,174
              DISTRIBUTOR OF CHEMICALS, MATERIALS & EQUIPMENT

   2,530,000  Bank of Kaohsiung                                      2,013,495
              COMMERCIAL BANKING

     137,000  Advantech                                                331,834
              EMBEDDED COMPUTERS
------------------------------------------------------------------------------
                                                                    20,458,242

------------------------------------------------------------------------------
              HONG KONG/CHINA - 3.3%

   7,000,000  Global Bio-Chem Technology Group (China)               4,637,849

     375,000  Global Bio-Chem Technology Group
              Warrants (China)                                          17,850
              REFINER OF CORN-BASED COMMODITIES

   2,000,000  Techtronic Industries                                  4,374,116
              MANUFACTURER OF POWER TOOLS & MOTORIZED APPLIANCES

  11,000,000  Linmark                                                3,962,434
              SOURCING OF CONSUMER GOODS

   1,000,000  Hong Kong Exchanges & Clearing                         2,682,362
              HONG KONG EQUITY & DERIVATIVES OPERATOR

  10,000,000  Ngai Lik Industrial                                    2,521,549
              CONSUMER ELECTRONICS MANUFACTURER

  12,000,000  Lerado Group                                           1,790,814
              BABY STROLLERS & INFANT CAR SEATS MANUFACTURER
------------------------------------------------------------------------------
                                                                    19,986,974

------------------------------------------------------------------------------
              INDONESIA - 1.2%

  35,000,000  PT Perusahaan Gas Negara (e)                           7,162,886
              GAS PIPELINE OPERATOR

------------------------------------------------------------------------------
              INDIA - 0.9%

     300,000  Housing Development Finance                            5,313,988
              PREMIER MORTGAGE LENDER IN INDIA

------------------------------------------------------------------------------
              SOUTH KOREA - 0.8%

      31,582  Yuhan (e)                                              2,654,381
              OTC & PRESCRIPTION DRUG MANUFACTURER

     205,000  Samyoung Heat Exchange (e)                             2,101,958
              POWER PLANT RELATED MACHINERY
------------------------------------------------------------------------------
                                                                     4,756,339

------------------------------------------------------------------------------
NUMBER OF                                                                VALUE
SHARES OR
PRINCIPAL AMOUNT

------------------------------------------------------------------------------
              SINGAPORE - 0.6%

   4,000,000  ComfortDelGro                                      $   3,797,158
              TAXI & MASS TRANSIT SERVICE
------------------------------------------------------------------------------
              ASIA - TOTAL                                         127,183,982

              OTHER COUNTRIES - 7.9%
------------------------------------------------------------------------------
              CANADA - 4.3%

     823,500  Major Drilling Group International (b)                 9,125,984
              MINING EXPLORATION DRILLER

     600,000  Fairborne Energy (b)                                   6,024,247
              OIL & GAS PRODUCER

CAD$          Main Street Equity

   3,175,000  Conv., 7.25%, 09/30/11 (d)                             2,486,771
              CANADIAN MULTI-FAMILY REAL ESTATE

     120,000  Enerflex Systems                                       2,355,706
              NATURAL GAS COMPRESSOR

     300,000  Kinross Gold (b)                                       2,112,236
              GOLD MINING

     100,000  Corus Entertainment                                    2,083,073
              TELEVISION PROGRAMMING & RADIO STATIONS

     250,000  Ivanhoe Mines (b)                                      1,801,858
              COPPER MINING IN MONGOLIA
------------------------------------------------------------------------------
                                                                    25,989,875

------------------------------------------------------------------------------
              AUSTRALIA/NEW ZEALAND - 2.7%

     600,000  Billabong International                                5,368,563
              SURFWEAR APPAREL MANUFACTURER

   1,222,500  Sky City Entertainment (New Zealand)                   4,723,966
              CASINO/ENTERTAINMENT COMPLEX

      70,000  Perpetual Trustees                                     3,440,725
              AUSTRALIAN MUTUAL FUND MANAGER

   1,300,000  Pacific Brands                                         3,240,674
              AUSTRALIAN BRANDED APPAREL
------------------------------------------------------------------------------
                                                                    16,773,928

------------------------------------------------------------------------------
              SOUTH AFRICA - 0.9%

     100,000  Edgars Consolidated Stores                             5,354,296
              LEADING RETAIL CONGLOMERATE

------------------------------------------------------------------------------
              OTHER COUNTRIES - TOTAL                               48,118,099

See accompanying notes to financial statements.

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2004

------------------------------------------------------------------------------
NUMBER OF                                                                VALUE
SHARES OR
PRINCIPAL AMOUNT

------------------------------------------------------------------------------
              LATIN AMERICA - 3.2%

              MEXICO - 1.7%

     220,000  Grupo Aeroportaurio Del Sureste                    $   6,017,000
              CANCUN & COZUMEL AIRPORT OPERATOR

   1,000,000  Consorcio ARA (b)                                      3,005,293
              AFFORDABLE HOUSING BUILDER

     375,000  URBI Desarrollo (b)                                    1,638,333
              AFFORDABLE HOUSING BUILDER
------------------------------------------------------------------------------
                                                                    10,660,626

------------------------------------------------------------------------------
              BRAZIL - 1.0%

     200,000  Natura Cosmeticos                                      5,835,843
              DIRECT RETAILER OF COSMETICS

      44,750  Diagnosticos (b)                                         402,683
              LARGEST PRIVATE DIAGNOSTIC SERVICES COMPANY IN BRAZIL
------------------------------------------------------------------------------
                                                                     6,238,526

------------------------------------------------------------------------------
              CHILE - 0.5%

     100,000  CorpBanca (b)                                          2,875,000
              CHILEAN LOCAL BANK

------------------------------------------------------------------------------
              LATIN AMERICA - TOTAL                                 19,774,152

TOTAL COMMON STOCKS AND OTHER EQUITY-LIKE SECURITIES
(COST: $379,819,703) - 91.9%                                       557,627,593

SHORT-TERM OBLIGATIONS - 7.1%
------------------------------------------------------------------------------
$42,975,000   Repurchase Agreement with State
              Street Bank & Trust Co., dated 12/31/04,
              due 1/03/05 at 1.90% collateralized by
              Federal National Mortgage Association
              notes, maturing 1/05/05,
              market value $43,838,070
              (repurchase proceeds: $42,981,804)                    42,975,000
------------------------------------------------------------------------------
(AMORTIZED COST: $42,975,000)                                       42,975,000

TOTAL INVESTMENTS (COST: $422,794,703) - 99.0% (a)(c)              600,602,593
------------------------------------------------------------------------------

Cash and Other Assets Less Liabilities - 1.0%                        6,170,089
------------------------------------------------------------------------------

Total Net Assets - 100%                                          $ 606,772,682

NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2004, for federal income tax purposes cost of investments was $427,824,239 and net unrealized appreciation was $172,778,354 consisting of gross unrealized appreciation of $181,296,783 and gross unrealized depreciation of $8,518,429.

(b)   Non-income producing security.

(c) On December 31, 2004, the Fund's total investments were denominated in currencies as follows:

                                                                     % OF NET
CURRENCY                                              VALUE           ASSETS
------------------------------------------------------------------------------
Euro Dollars                                  $ 231,397,301               38.2%
British Pounds                                   80,872,630               13.3
Japanese Yen                                     65,708,395               10.8
U.S. Dollars                                     60,125,235                9.9
Other currencies less than
  5% of total net assets                        162,499,032               26.8
                                              -------------         ----------
                                              $ 600,602,593               99.0%
                                              =============         ==========

(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued in good faith by the Board of Trustees. At December 31, 2004, this security amounted to $2,486,771, which represents 0.41% of net assets.

      Additional information on this security is as follows:

                     ACQUISITION
SECURITY                DATE            PAR            COST           VALUE
------------------------------------------------------------------------------
Main Street
  Equity Conv.,
  7.25%,
  09/30/11             10/8/04       $3,175,000     $2,527,263      $2,486,771

(e) Represents a security valued by an independent statistical fair value pricing service at 12/31/04. Foreign securities which had a market holiday on 12/31/04 were valued under this method. See Security Valuation in Note 2 for further information.

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP       PORTFOLIO DIVERSIFICATION DECEMBER 31, 2004

AT DECEMBER 31, 2004, THE FUND'S PORTFOLIO INVESTMENTS AS A PERCENT OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:

                                                      VALUE            PERCENT
------------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES

Industrial Services                           $  33,857,364                5.6%
Industrial Materials                             31,126,186                5.1
Construction                                     18,210,877                3.0
Conglomerates                                    16,545,467                2.7
Machinery                                        13,016,000                2.1
Outsourcing & Training Services                   9,649,286                1.6
Steel                                             8,939,698                1.5
Electrical Components                             8,690,982                1.4
Industrial Distribution                           8,007,802                1.3
Specialty Chemicals                               6,213,224                1.0
------------------------------------------------------------------------------
                                                154,256,886               25.3

------------------------------------------------------------------------------
CONSUMER GOODS/SERVICES

Retail                                           31,931,129                5.3
Apparels                                         22,350,695                3.7
Food                                             16,268,625                2.7
Durable Goods                                    12,519,280                2.1
Furniture & Textiles                             12,378,258                2.0
Non Durable Goods                                11,124,512                1.8
Consumer Services                                 5,814,576                1.0
Goods Distribution                                4,933,180                0.8
Travel                                            4,906,106                0.8
Casinos                                           4,723,966                0.8
Gaming                                            4,637,536                0.8
Leisure Products                                  3,290,803                0.5
Beverage                                          3,216,031                0.5
Restaurants                                       2,824,368                0.5
------------------------------------------------------------------------------
                                                140,919,065               23.3

------------------------------------------------------------------------------
FINANCE

Banks                                            33,881,861                5.6
Finance Companies                                18,089,230                3.0
Savings & Loans                                   9,347,780                1.5
Insurance                                         8,032,572                1.3
Money Management                                  7,941,238                1.3
                                                 77,292,681               12.7

                                                      VALUE            PERCENT
------------------------------------------------------------------------------
ENERGY/MINERALS

Oil Services                                  $  15,747,333                2.6%
Non-Ferrous Metals                               11,238,220                1.9
Oil/Gas Producers                                10,762,133                1.8
Oil Refining/Marketing/Distribution               7,162,886                1.2
Agricultural Commodities                          4,655,699                0.8
Independent Power                                 4,023,257                0.7
Mining                                            2,456,713                0.4
------------------------------------------------------------------------------
                                                 56,046,241                9.4

------------------------------------------------------------------------------
INFORMATION TECHNOLOGY

Computer Hardware & Related Equipment            13,426,491                2.2
Business Information & Marketing Services        11,797,562                1.9
Instrumentation                                   6,730,080                1.1
Publishing                                        4,645,841                0.8
Internet Related                                  3,776,345                0.6
Business Software                                 3,321,579                0.6
Financial Processors                              2,682,362                0.4
Semiconductors & Related Equipment                2,670,200                0.4
Contract Manufacturing                            2,521,549                0.4
Electronics Distribution                          2,146,174                0.4
Television Programming                            2,083,073                0.3
------------------------------------------------------------------------------
                                                 55,801,256                9.1

------------------------------------------------------------------------------
OTHER

Transportation                                   17,011,536                2.8
Real Estate                                      15,780,227                2.6
Regulated Utilities                               5,735,940                0.9
------------------------------------------------------------------------------
                                                 38,527,703                6.3

------------------------------------------------------------------------------
HEALTHCARE

Pharmaceuticals                                  14,944,773                2.5
Services                                          9,698,119                1.6
Hospital Management                               4,580,502                0.8
Hospital/ Laboratory Supplies                     3,127,895                0.5
Medical Equipment                                 2,432,472                0.4
------------------------------------------------------------------------------
                                                 34,783,761                5.8

------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND OTHER
    EQUITY-LIKE SECURITIES                      557,627,593              91.9
------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS                           42,975,000               7.1

------------------------------------------------------------------------------
TOTAL INVESTMENTS                               600,602,593              99.0

------------------------------------------------------------------------------
CASH & OTHER ASSETS
    LESS LIABILITIES                              6,170,089               1.0
------------------------------------------------------------------------------
NET ASSETS                                      606,772,682             100.0%

==============================================================================

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

==============================================================================
ASSETS

Investments, at cost                                       $       422,794,703
------------------------------------------------------------------------------
Investments, at value                                      $       600,602,593
Cash                                                                       811
Foreign currency (cost of $6,395,269)                                6,481,930
Receivable for:
    Investments sold                                                 1,329,964
    Fund shares sold                                                   153,966
    Dividends and interest                                             533,353
    Foreign tax reclaims                                               123,717
------------------------------------------------------------------------------
    Total Assets                                                   609,226,334

LIABILITIES

Payable for:
    Investments purchased                                            1,592,128
    Fund shares repurchased                                            769,822
    Transfer agent fees                                                     44
    Trustees' fees                                                       3,050
    Custody fees                                                        34,704
    Legal and audit fees                                                42,309
Other liabilities                                                       11,595
------------------------------------------------------------------------------
    Total Liabilities                                                2,453,652
------------------------------------------------------------------------------
Net Assets                                                 $       606,772,682
==============================================================================
COMPOSITION OF NET ASSETS
Paid in capital                                            $       484,245,953
Undistributed net investment income                                  2,410,578
Accumulated net realized loss                                      (57,798,133)
Net unrealized appreciation on:
    Investments                                                    177,807,890
    Foreign currency translations                                      106,394
------------------------------------------------------------------------------
Net Assets                                                 $       606,772,682
==============================================================================
Fund shares outstanding                                             23,834,955
==============================================================================
Net asset value, offering price and
    redemption price per share                             $             25.46
==============================================================================

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

==============================================================================
INVESTMENT INCOME:
Dividend income (net of foreign taxes of $1,035,281)       $         8,772,449
Interest income                                                        363,722
------------------------------------------------------------------------------
    Total investment income                                          9,136,171

EXPENSES:
Investment advisory fees                                             5,493,529
Reports to shareholders                                                179,770
Legal and audit fees                                                    96,953
Transfer agent fees                                                      2,269
Trustees' fees                                                          70,268
Custody fees                                                           479,439
Compliance fees                                                          6,957
Non-recurring costs (See Note 8)                                        24,900
Other expenses                                                          34,102
------------------------------------------------------------------------------
    Total Expenses                                                   6,388,187
Less custody fees paid indirectly                                         (95)
Non-recurring costs reimbursed (See Note 8)                           (24,900)
------------------------------------------------------------------------------
    Net Expenses                                                     6,363,192
------------------------------------------------------------------------------
Net Investment Income                                                2,772,979
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON PORTFOLIO POSITIONS:

Net realized gain on:
    Investments                                                     37,890,695
    Foreign currency transactions                                      312,747
------------------------------------------------------------------------------
      Net realized gain                                             38,203,442
------------------------------------------------------------------------------
Net change in unrealized appreciation
    (depreciation) on:

    Investments                                                     90,729,335
    Foreign currency translations                                       67,497
------------------------------------------------------------------------------
      Net change in unrealized
        appreciation (depreciation)                                 90,796,832
------------------------------------------------------------------------------
      Net Gain                                                     129,000,274
------------------------------------------------------------------------------
Net Increase in Net Assets from Operations                 $       131,773,253
==============================================================================

See accompanying notes to financial statements.

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                   YEAR ENDED          YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                                               DECEMBER 31, 2004   DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income                                                       $       2,772,979   $       2,281,656
    Net realized gain (loss) on investments and foreign currency transactions          38,203,442          (3,515,007)
    Net change in unrealized appreciation (depreciation) on investments
      and foreign currency transactions                                                90,796,832         115,867,350
---------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                              131,773,253         114,633,999

DISTRIBUTIONS TO SHAREHOLDERS FROM:

    Net investment income                                                              (2,991,364)           (778,511)
---------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                                (2,991,364)           (778,511)

SHARE TRANSACTIONS:

    Subscriptions                                                                     172,565,632         152,933,800
    Distributions reinvested                                                            2,991,364             778,511
    Redemptions                                                                       (78,291,925)       (102,925,641)
---------------------------------------------------------------------------------------------------------------------
    Net Increase from Share Transactions                                               97,265,071          50,786,670
---------------------------------------------------------------------------------------------------------------------
    Total Increase in Net Assets                                                      226,046,960         164,642,158

NET ASSETS:

    Beginning of period                                                               380,725,722         216,083,564
---------------------------------------------------------------------------------------------------------------------
    End of period                                                               $     606,772,682   $     380,725,722
---------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                             $       2,410,578   $       2,935,123
=====================================================================================================================


See accompanying notes to financial statements.

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS



                                                                                   YEAR ENDED DECEMBER 31,
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     2004          2003          2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    19.68    $    13.27    $    15.40    $    28.53    $    43.67
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                                    0.13          0.13          0.07          0.02         (0.26)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                   5.80          6.33         (2.20)        (5.12)        (9.75)
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                5.93          6.46         (2.13)        (5.10)       (10.01)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                         (0.15)        (0.05)           --            --            --
From net realized gain and unrealized gain reportable
for federal income taxes                                              --            --            --         (8.03)        (5.13)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                   (0.15)        (0.05)           --         (8.03)        (5.13)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $    25.46    $    19.68    $    13.27    $    15.40    $    28.53
================================================================================================================================
Total Return (b)                                                   30.27%        48.86%       (13.83)%      (21.27)%      (27.84)%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses (c)                                                        1.36%         1.41%         1.47%         1.43%         1.41%
Net investment income (loss) (c)                                    0.59%         0.85%         0.46%         0.10%        (0.68)%
Portfolio turnover rate                                               47%           45%           54%           56%           67%
Net assets, end of period (000's)                             $  606,773    $  380,726    $  216,084    $  230,626    $  271,675


--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions are reinvested.

(c)   The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements.

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF OPERATIONS

Wanger International Small Cap (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchanges and the time at which fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY TRANSLATIONS

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on an accrual basis and includes amortization of discounts on short-term debt obligations and on long-term debt obligations when required for federal income tax purposes. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value. Realized gains and losses from security transactions are reported on an identified cost basis.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund/Trust or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

CUSTODY FEES/CREDITS

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

FEDERAL INCOME TAXES

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

FOREIGN CAPITAL GAINS TAXES

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-30%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date.

3.  FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

      For the year ended December 31, 2004, permanent differences resulting primarily from differing treatments for foreign currency transactions, foreign

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

capital gain tax reclasses and passive foreign company adjustments ("PFIC") were identified and reclassified among the components of the Fund's net assets as follows:

    UNDISTRIBUTED                  ACCUMULATED
    NET INVESTMENT                NET REALIZED                UNREALIZED
        INCOME                        LOSS                   APPRECIATION
    --------------                ------------               ------------
      $(306,160)                   $(307,968)                  $614,128

      Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

      The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                             DECEMBER 31, 2004          DECEMBER 31, 2003
                             -----------------          -----------------
Distributions paid from:
    Ordinary Income             $2,991,364                  $778,511

    As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

    UNDISTRIBUTED                UNDISTRIBUTED                    NET
      ORDINARY                     LONG-TERM                  UNREALIZED
       INCOME                    CAPITAL GAINS               APPRECIATION*
    ------------                 -------------               ------------
     $6,913,269                       $--                    $172,886,626

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, foreign currency transactions and PFIC adjustments.

      Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

                                                                 NET
                                                              UNREALIZED
    UNREALIZED                     UNREALIZED                APPRECIATION
    APPRECIATION                  DEPRECIATION              (DEPRECIATION)
    --------------                ------------              --------------
    $181,296,783                  $(8,518,429)               $172,778,354

      The following capital loss carryforwards, determined as of December 31, 2004, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue
Code:

YEAR OF                                                     CAPITAL LOSS
EXPIRATION                                                  CARRYFORWARDS
----------                                                  -------------
2009                                                        $  18,435,084
2010                                                           36,103,588
2011                                                            2,734,494
                                                            -------------
Total                                                       $  52,273,166

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

Capital loss carryforwards of $37,528,270 were utilized during the year ended December 31, 2004 for the Fund.

4.  TRANSACTIONS WITH AFFILIATES

Columbia Wanger Asset Management, L.P., ("Columbia WAM") an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs. Prior to April 1, 2004, Columbia was a wholly-owned subsidiary of Fleet National Bank, which in turn was a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"). On April 1, 2004, Fleet was acquired by BOA.

      Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below:

AVERAGE DAILY NET ASSETS                                  ANNUAL FEE RATE
    For the first $100 million                                 1.30%
    Next $150 million                                          1.20%
    In excess of $250 million                                  1.10%

For the year ended December 31, 2004, the Fund's effective investment advisory fee rate was 1.17%.

      The investment advisory agreement also provides that Columbia WAM will reimburse the Fund to the extent that ordinary operating expenses (computed based on net custodian fees) exceed an annual percentage of 2.00% of the average daily net assets. There was no reimbursement for the year ended December 31, 2004.

      In accordance with the terms of the NYAG Settlement (as defined and discussed further under Note 8 to these Financial Statements - "Legal Proceedings"), Columbia WAM waived a portion of the fees payable under the Fund's investment management agreement so that those fees are retained at the following rates as a percent of average daily net assets: 1.150% - up to $100 million; 1.000% - $100 million to $250 million; 0.950% - $250 million and over. The fee waiver was effective as of February 10, 2005 but applied as if it had gone into effect on December 1, 2004. The financial statements, as of December 31, 2004, are not reflective of these changes.

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For the year ended December 31, 2004, the Fund paid $70,268 to trustees not affiliated with Columbia WAM. Effective April 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately on the Statement of Operations.

      Columbia Funds Distributor, Inc. ("CFDI"), an indirect wholly-owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

      Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect wholly-owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Effective February 1, 2004 the Transfer Agent made the decision to waive the reimbursement for certain out-of-pocket expenses. Prior to February 1, 2004, the Transfer Agent was entitled to receive a flat rate charge based on the number of shareholder accounts and transactions.

      During the year ended December 31, 2004, the Fund engaged in purchases and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $11,599 and $3,626,822, respectively.

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

5.  BORROWING ARRANGEMENTS

The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. No amounts were borrowed under this facility for the year ended December 31, 2004.

6.  FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

                                                 YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 2004   DECEMBER 31, 2003
-------------------------------------------------------------------------------
Shares sold                                       8,009,022          10,174,171
-------------------------------------------------------------------------------
Shares issued in reinvestment
    of dividend distributions                       140,969              61,737
-------------------------------------------------------------------------------
Less shares redeemed                              3,663,834           7,169,275
-------------------------------------------------------------------------------
Net increase in shares outstanding                4,486,157           3,066,633

7.  INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2004 were $279,998,219 and $210,236,220.

8. LEGAL PROCEEDINGS

On March 15, 2004, Columbia Management Advisors, Inc. ("Columbia Management"), the advisor to the Columbia Funds, and CFDI (collectively with Columbia Management, "Columbia") the distributor of the shares of the Columbia Funds, the Columbia Acorn Funds and the Wanger Advisors Trust Funds (collectively, "the Columbia Family of Funds"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds. Columbia WAM, the advisor to the Columbia Acorn Funds and the Wanger Advisors Trust Funds, was not a respondent in either proceeding nor were any of its officers or directors.

      On February 9, 2005, Columbia entered into an Assurance of Discontinuance (the "NYAG Settlement") with the NYAG and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle. Although none of the Wanger Advisors Trust Funds is a party to the Settlement orders, under the terms of the Settlements and in order for Columbia Management to continue to provide administrative services to the Wanger Advisors Funds, the Board of Trustees of the Wanger Advisors Trust Funds agreed to conform to certain governance requirements, including the election of an independent board chair.

      Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce management fees paid by the Columbia Family of Funds, Nations Funds and other related mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions based on net assets as of March 15, 2004. Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the independent trustees of the funds. The distribution plan must be based on a methodology developed in consultation with Columbia and the independent trustees of the funds and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated by Columbia WAM and/or its affiliates at a later date.

      Columbia WAM, the Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Columbia Acorn Trust are defendants in several derivative and class action lawsuits that allege, in summary, defendants permitted investors to engage in improper trading of shares of various funds in violation of certain federal and state laws. All of these lawsuits have been consolidated with similar suits in a Multi-District Litigation proceeding in Baltimore, Maryland and consolidated class action and derivative complaints have been filed.

      The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV.

      Columbia WAM and the trustees of Columbia Acorn Trust are also defendants in a lawsuit alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Columbia Acorn Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the trustees of Columbia Acorn Trust breached certain common laws duties and federal laws.

      On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Acorn Trust and Columbia WAM. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Columbia Acorn Trust funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia WAM and affiliated advisers.

      The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously. The Columbia Acorn Trust does not believe that the pending actions will have a material adverse effect on the financial statements of any Columbia Acorn Fund, and Columbia WAM does not believe that the pending actions will have a material adverse effect on its ability to perform under its contracts with the Fund.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Fund.

      In connection with the events described in detail above, various parties have filed suit again certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot be currently made.

      For the year ended December 31, 2004, CMG has assumed $24,900 in consulting services and legal fees incurred by the Fund in connection with these matters.

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------
CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective April 13, 2004, the audit committee of the Trust requested that Ernst & Young LLP ("E&Y") resign as the auditors of the Fund. Also effective July 14, 2004, upon the recommendation of the audit committee, the Trust selected PricewaterhouseCoopers LLP ("PWC") as independent registered public accounting firm to audit the books and records of the Fund for its fiscal year ending December 31, 2004. The cessation of the relationship with E&Y was based on the impairment of E&Y's independence resulting from the consummation of the merger of FleetBoston Financial Corporation and Bank of America Corporation and accordingly, E&Y's ability to provide audit services to the Fund.

      E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to that matter in connection with its report.

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Wanger International Small Cap
Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International Small Cap Fund (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2003 and financial highlights of the Fund for the periods ended December 31, 2003 and prior were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 14, 2005

                              Wanger International Small Cap  2004 Annual Report
--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee serves a term of unlimited duration, provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

      The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust.

      The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606, except for Messrs. Clark, Connaughton, and Pietropaolo, whose address is Columbia Management Group, Inc., 245 Summer Street, Boston, Massachusetts, 02210. Wanger's Statement of Additional Information includes additional information about Columbia Wanger's trustees and officers. You may obtain a free copy of the Statement of Additional Information on our website, www.wanger.com, or by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-Wanger (888-492-6437)



    NAME, POSITION(S) WITH            YEAR FIRST
    WANGER ADVISORS TRUST             ELECTED OR
          AND AGE AT                  APPOINTED                PRINCIPAL OCCUPATION(S) DURING                OTHER
      DECEMBER 31, 2004               TO OFFICE                       PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------    ------------------    ---------------------------------------------    -------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF WANGER ADVISORS TRUST:

JEROME L. DUFFY, 68,                     2003           Retired since December 31, 1997; prior               None.
Trustee                                                 thereto, senior vice president, Kemper
                                                        Financial Services and treasurer, Kemper
                                                        Funds.

FRED D. HASSELBRING, 63,                 1994           Retail industry, general project development         None.
Trustee                                                 and business computer systems consultant;
                                                        voice over specialist for industrial and
                                                        institutional applications; former chairman
                                                        of the board of the Trust (September 2004 to
                                                        November 2004); former lead independent
                                                        trustee (August 2003 to September 2004).

KATHRYN A. KRUEGER, M.D., 47,            2003           Medical Fellow I, Cardiovascular Therapeutic         None.
Trustee                                                 Area, Lilly Research Laboratories (May 2004
                                                        to present); Medical Advisor, Cardiovascular
                                                        Therapeutic Area, Lilly Research Laboratories
                                                        (January 2003 to April 2004); Medical
                                                        Director, Cardiovascular Therapeutic Area,
                                                        Lilly Research Laboratories (October 2002 to
                                                        December 2002); Medical Director, Neptune
                                                        Product Team, Lilly Research Laboratories
                                                        (October 2001 to October 2002); Acting
                                                        Director and Senior Clinical Research
                                                        Physician, Lilly Research Laboratories (April
                                                        2001 to September 2001); Senior Clinical
                                                        Research Physician, Lilly Research
                                                        Laboratories (January 2000 to March 2001);
                                                        Clinical Research Physician, Lilly Research
                                                        Laboratories (June 1996 to December 1999).

PATRICIA H. WERHANE, 69,                 1998           Ruffin Professor of Business Ethics, Darden          None.
Chair of the Board and Trustee                          Graduate School of Business Administration,
                                                        University of Virginia, since 1993; Senior
                                                        Fellow since 2004 and Co-Director of the
                                                        Olsson Center for Applied Ethics, Darden
                                                        Graduate School of Business Administration,
                                                        University of Virginia, from 2001-2004; and
                                                        Wicklander Chair of Business Ethics and
                                                        Director of the Institute for Business and
                                                        Professional Ethics, DePaul University (since
                                                        September 2003).

TRUSTEE WHO IS AN INTERESTED PERSON OF WANGER ADVISORS TRUST:

RALPH WANGER, 70,                        1994           Founder, former president, chief investment         Columbia
Trustee                                                 officer and portfolio manager, Columbia              Acorn
                                                        Wanger Asset Management, L.P. (CWAM)                 Trust.
                                                        (1992-2003); former president, Columbia Acorn
                                                        Trust from April 1992 through September 2003;
                                                        former president, Wanger Advisors Trust (1994
                                                        through September 2003); principal, WAM from
                                                        July 1992 until September 2000; president,
                                                        WAM Ltd. from July 1992 to September 2000;
                                                        director, Wanger Investment Company plc.;
                                                        Director, CWAM.


                               Wanger International Small Cap 2004 Annual Report
--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST



    NAME, POSITION(S) WITH            YEAR FIRST
    WANGER ADVISORS TRUST             ELECTED OR
          AND AGE AT                  APPOINTED                PRINCIPAL OCCUPATION(S) DURING                OTHER
      DECEMBER 31, 2004               TO OFFICE                       PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------    ------------------    ---------------------------------------------    -------------

OFFICERS OF WANGER ADVISORS TRUST:

BEN ANDREWS, 39,                         2004           Analyst and portfolio manager, CWAM since            None.
Vice President                                          1998; vice president, Columbia Acorn Trust.

J. KEVIN CONNAUGHTON, 40,                2001           Treasurer of the Columbia Funds and of the           None.
Assistant Treasurer                                     Liberty All-Star Funds since December 2000
                                                        (formerly controller of the Columbia Funds
                                                        and of the Columbia All-Star Funds from
                                                        February 1998 to October 2000); treasurer of
                                                        the Galaxy Funds since September 2002;
                                                        treasurer, Columbia Management Multi-Strategy
                                                        Hedge Fund, LLC since December 2002 (prior
                                                        thereto, vice president of Colonial
                                                        Management Associates from February 1998 to
                                                        October 2000).

MICHAEL G. CLARKE, 34,                   2004           Chief accounting officer of the Columbia             None.
Assistant Treasurer                                     Funds, Liberty Funds, Stein Roe Funds and
                                                        All-Star Funds since October 2004; Controller
                                                        of the Columbia Funds, Liberty Funds, Stein
                                                        Roe Funds and All-Star Funds from May 2004 to
                                                        October 2004; Assistant Treasurer from June
                                                        2002 to May 2004; Vice President, Product
                                                        Strategy & Development of the Liberty Funds
                                                        and Stein Roe Funds from February 2001 to
                                                        June 2002; Assistant Treasurer of the Liberty
                                                        Funds, Stein Roe Funds and the All-Star Funds
                                                        from August 1999 to February 2001.

KENNETH A. KALINA, 45,                   1995           Chief Compliance Officer, CWAM since May             None.
Assistant Treasurer                                     2004; treasurer and Chief financial officer,
                                                        CWAM since April 2000; assistant treasurer,
                                                        Columbia Acorn Trust; fund controller, CWAM
                                                        since September 1995; director, New Americas
                                                        Small Cap Fund.

BRUCE H. LAUER, 47,                      1995           Chief operating officer, CWAM since April            None.
Vice President, Secretary                               1995; principal, WAM from January 2000 to
and Treasurer                                           September 2000; vice president, treasurer and
                                                        secretary, Columbia Acorn Trust; director,
                                                        Wanger Investment Company plc and New
                                                        Americas Small Cap Fund.

CHARLES P. MCQUAID, 51,                  1994           President, CWAM since October 2003; Chief          Columbia
President                                               investment officer, CWAM since September             Acorn
                                                        2003; senior vice president of the Trust from        Trust
                                                        1994 through September 2003; portfolio
                                                        manager since 1995 . and director of research
                                                        since July 1992 through December 2003; CWAM
                                                        interim director of international research
                                                        from October 2003 until December 2004;
                                                        principal, WAM from July 1995 to September
                                                        2000; trustee since 1992 and president since
                                                        2003, Columbia Acorn Trust.

ROBERT A. MOHN, 43,                      1997           Director of domestic research, CWAM, since           None.
Vice President                                          March 2004; analyst and portfolio manager,
                                                        CWAM since August 1992; principal, WAM from
                                                        1995 to September 2000; vice president,
                                                        Columbia Acorn Trust.

TODD M. NARTER, 41,                      2001           Analyst and portfolio manager, CWAM since            None.
Vice President                                          June 1997; vice president, Columbia Acorn
                                                        Trust.

CHRISTOPHER J. OLSON, 40,                2001           Analyst and portfolio manager, CWAM since            None.
Vice President                                          January 2001; vice president, Columbia Acorn
                                                        Trust; prior to 2001, director and portfolio
                                                        strategy analyst with UBS Asset
                                                        Management/Brinson Partners.

VINCENT P. PIETROPAOLO, 39,              2001           Assistant General Counsel, Bank of America           None.
Assistant Secretary                                     (and its predecessors) since December 1999.

ROBERT SCALES, 52,                       2004           Deputy General Counsel, Grant Thornton LLP           None.
Chief Compliance Officer,                               (2002-2004); Associate General Counsel, UBS
Senior Vice President                                   PaineWebber (broker-dealer) (1997-2002).
and General Counsel


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                               Wanger International Small Cap 2004 Annual Report
--------------------------------------------------------------------------------

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


                               Wanger International Small Cap 2004 Annual Report
--------------------------------------------------------------------------------

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


                               Wanger International Small Cap 2004 Annual Report
--------------------------------------------------------------------------------

[LOGO] WANGER ADVISORS TRUST

TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

INVESTMENT ADVISER
Columbia Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
www.wanger.com
1-888-4-WANGER
(1-888-492-6437)

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.wanger.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wanger Advisors Trust








                                                        SHR-02/467U-0205 05/4314

                                                        WANGER SELECT
                                                   2004 Annual Report

  [Logo] WANGER ADVISORS FUNDS
----------------------------------------------------------
         MANAGED BY COLUMBIA WANGER ASSET MANAGMENT, L.P.

  [Logo] WANGER SELECT
         2004 ANNUAL REPORT

      TABLE OF CONTENTS

  1   Understanding Your Expenses

  2   The Miracle Year

  4   Performance Review

  6   Statement of Investments

  8   Statement of Assets and Liabilities

  8   Statement of Operations

  9   Statements of Changes in Net Assets

 10   Financial Highlights

 11   Notes to Financial Statements

 15   Report of Independent Registered Public Accounting Firm

 16   Federal Income Tax Information

 17   Board of Trustees and Management of Wanger Advisors Trust

COLUMBIA WANGER ASSET MANAGEMENT, L.P. ("COLUMBIA WAM") IS ONE OF THE LEADING GLOBAL SMALL-CAP EQUITY MANAGERS IN THE U.S. WITH MORE THAN 30 YEARS OF SMALL-CAP INVESTMENT EXPERIENCE. COLUMBIA WAM MANAGES MORE THAN $22 BILLION IN EQUITIES AND IS THE INVESTMENT ADVISER TO WANGER U.S. SMALLER COMPANIES, WANGER INTERNATIONAL SMALL CAP, WANGER SELECT, WANGER INTERNATIONAL SELECT AND THE COLUMBIA ACORN FAMILY OF FUNDS.

      FOR MORE COMPLETE INFORMATION ABOUT OUR FUNDS, INCLUDING THE COLUMBIA ACORN FUNDS, OUR FEES, RISKS ASSOCIATED WITH INVESTING, OR EXPENSES, CALL 1-888-4-WANGER FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THIS REPORT IS NOT AN OFFER OF THE SHARES OF THE COLUMBIA ACORN FUND FAMILY.

      THE DISCUSSION IN THE REPORT OF PORTFOLIO COMPANIES IS FOR ILLUSTRATION ONLY AND IS NOT A RECOMMENDATION OF INDIVIDUAL STOCKS. THE INFORMATION IS BELIEVED TO BE ACCURATE, BUT THE INFORMATION AND THE VIEWS OF THE PORTFOLIO MANAGERS MAY CHANGE AT ANY TIME WITHOUT NOTICE AND THE PORTFOLIO MANAGERS MAY ALTER A FUND'S PORTFOLIO HOLDINGS BASED ON THESE VIEWS AND THE FUND'S CIRCUMSTANCES AT THAT TIME.

                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------

UNDERSTANDING YOUR EXPENSES

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period.

   1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

   2. In the section of the table below titled "Expenses paid during the period," locate the amount for your fund. You will find this number is in the column labeled "actual." Multiply this number by the result from step
      1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2004 - December 31, 2004



--------------------------------------------------------------------------------------------------------------------
                   Account value at the          Account value at the     Expenses paid during    Fund's annualized
                beginning of the period ($ )     end of the period ($)       the period ($)       expense ratio (%)*
--------------------------------------------------------------------------------------------------------------------
                  Actual       Hypothetical    Actual      Hypothetical   Actual   Hypothetical
--------------------------------------------------------------------------------------------------------------------
Wanger Select    1,000.00       1,000.00       1,102.20       1,019.61      5.81        5.58              1.10
--------------------------------------------------------------------------------------------------------------------


EXPENSES PAID DURING THE PERIOD ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, THEN MULTIPLIED BY THE NUMBER OF DAYS IN THE FUND'S MOST RECENT FISCAL HALF-YEAR AND DIVIDED BY 366.

IT IS IMPORTANT TO NOTE THAT THE EXPENSE AMOUNTS SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONLY ONGOING COSTS OF INVESTING IN THE FUND. AS A SHAREHOLDER OF THE FUND, YOU DO NOT INCUR ANY TRANSACTION COSTS, SUCH AS SALES CHARGES, REDEMPTION OR EXCHANGE FEES. EXPENSES PAID DURING THE PERIOD DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS.~ THE HYPOTHETICAL EXAMPLE PROVIDED IS USEFUL IN COMPARING ONGOING COSTS ONLY AND WILL NOT HELP YOU DETERMINE THE RELATIVE TOTAL COSTS OF OWNING DIFFERENT FUNDS WHOSE SHAREHOLDERS MAY INCUR TRANSACTION COSTS.

*     FOR THE SIX MONTHS ENDED 12/31/04.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------

[LOGO ] THE MIRACLE YEAR

Photo of RALPH WANGER

RALPH WANGER
FOUNDER, ADVISOR AND TRUSTEE
COLUMBIA WANGER ASSET MANAGEMENT, L.P.

1905 was a year of surprises. The first surprise was the victory of the Japanese over the Russians in the Russo-Japanese War. In May 1905, the untested Japanese Navy annihilated the Russian fleet at Tsushima. This was the first time a non-white country had beaten the main force of a European colonial power. The second unexpected event was in physics. 2005 will be celebrated as the centennial of Albert Einstein's "Miracle Year."

The journal, ANNALEN DER PHYSIK, volume 17, published three articles in September 1905 all written by Einstein, an obscure clerk in the Swiss patent office in Bern. He had an undergraduate degree in physics but no Ph.D (it was granted a year later). Each of the articles were on a different subject and each one revolutionized its branch of physics. Einstein's papers created 20th century physics almost single-handedly.

ATOMS

In 1905 there were different theories about the structure of matter. If you take a glass of water and pour nine-tenths of it out, you still have a glass with water in it. What happens if you repeat this process of throwing out 90% of the water in the glass? After you repeat the process a few more times, you have such a small amount of water that you can only see it under a microscope, and in a few more steps the water drop will be too small to be seen even under the microscope. Can you continue the boring job of splitting water forever or do you finally get to a point where it isn't water anymore? Of course we know the answer: Once you get down to a single molecule of water you can't split it and still say that you have water left. Many leading scientists did not accept the atomic theory in 1905. Einstein looked at the process called Brownian Motion in which a grain of pollen or other small object moves around in a random way. (The same mathematical process makes stock prices jiggle.) He deduced that this motion was caused by billions of atoms bumping into the pollen grain in an irregular pattern. He was even able to calculate the size of the atoms involved, thus proving that atoms really existed.

PHOTONS

In 1905 there was still a basic debate about the nature of light. The greatest achievement of 19th century physics was Maxwell's set of partial differential equations governing electromagnetic fields, including light. Maxwell's equations required that light be a wave. The great Max Planck had introduced the idea of a quantum of energy in 1900 to get an equation that tracked the spectrum of heat radiation, but most scientists doubted that a light quantum was "real." Heinrich Hertz, Philip Lenard and others showed that when a beam of ultraviolet light shines on a piece of metal you produce an electrical current in the metal. There was no way to explain the photoelectric effect according to the Maxwell wave theory of light. The second paper Einstein wrote dealt with the problem of the photoelectric effect. If you cut the amount of energy in a beam of light by 90% and keep reducing it, you still have a beam of light. If you keep slicing the amount of light, does the beam of light keep getting smaller and smaller forever or do you get down to an "atom" of light that can't be split further? Einstein proved that there was a tiny amount of light that could not be further divided. The least amount of light that exists is a single photon (or quantum) of light. 1 The photoelectric effect is explained by photons acting as particles, not as a wave.

Einstein's discovery of the photon had a number of interesting effects. First, it led to the development of quantum mechanics and thus to most of 20th century physics. Second, it won Einstein his only Nobel Prize. Third, it uncovered a paradox that still puzzles students, the duality of light. If you run an experiment to show that light is a wave, you can prove it's a wave. If you run an experiment to show that it's a particle, you can prove it's a particle. This duality principle contradicts common sense but when you study science you have to get used to it. The fourth effect was that it made Lenard a life-long enemy of Einstein. Philip Lenard, who received the Nobel Prize in 1905 for his own work on cathode rays, was close to the solution but Einstein ended up getting the credit. Lenard became an unrelenting foe of Einstein, and influenced the Nobel committee's decision not to give Einstein the prize for his theory of relativity. Later on, Lenard became an ardent Nazi.

RELATIVITY

In 1905, there was also a debate in scientific circles about speed. If you were in a really powerful rocket ship in space, and you pushed the throttle forward, you would speed up. If you kept on increasing the power, would you go ever faster, or was there an absolute speed limit in the universe that you could not exceed?

                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------

The third paper became the best known, Einstein's special theory of relativity. It explained that there was a cosmic speed limit, the speed of light. Very odd things happen when your rocket ship is moving close to the speed of light. Time slows down and you get shorter, under the Lorentz contraction equation, giving rise to the limerick:

A sexy young techie named Fisk, Had a motion exceedingly brisk. So fast was his action The Lorentz contraction Shortened his rod to a disk.

In a very brief paper published later in 1905, Einstein added in a note that his theory of relativity implied the equation E=mc2. That solved the paradox of radioactivity; Mme Curie's radium was producing much more energy then could be explained by 19th century physics. Einstein showed that radioactive energy was caused by turning a small amount of mass into a lot of energy.

So we had this technical journal containing three papers written by a man unknown in science, a non-Ph.D, a non-academic, writing on a German-dominated field with all the fussiness about rank and reputation that you would expect. Would anyone care? Einstein did not receive any communication from any physicists for the first couple months after he published, but in early 1906 Max Planck read and understood the papers. He wrote to Einstein and sent his assistant, another important physicist, Max von Laue, to visit Einstein in Bern. Planck's subsequent endorsement made Einstein acceptable to the community of physicists, and his papers became required study for all physicists, as they remain.

The compelling human question: How the heck did Einstein do it? How could one human being produce three revolutionary papers in one year, on three different subjects, while carrying a full-time job at the patent office to boot? We can admire but not explain. The "Miracle Year" commemorates one of the greatest feats of the human mind ever.

1 PLANCK AND EINSTEIN HAD DISCOVERED THE QUANTUM JUMP, WHICH WAS THE SMALLEST THING THAT COULD POSSIBLY EXIST IN THE UNIVERSE. MODERN WRITERS, FOR REASONS DIFFICULT TO EXPLAIN, NOW USE THE PHRASE QUANTUM JUMP TO MEAN A BIG EVENT. WHEN NON-SCIENTISTS START THROWING AROUND SCIENTIFIC TERMS WITHOUT UNDERSTANDING THEM, FUNNY THINGS HAPPEN. DON'T GET ME STARTED ON THE HEISENBERG UNCERTAINTY PRINCIPLE.

INCIDENTALLY, ALBERT EINSTEIN'S FATHER, HERMANN, WAS BORN IN THE WURTTEMBERG VILLAGE OF BUCHAU, WHERE HIS FAMILY HAD LIVED FOR GENERATIONS. HERMANN MOVED 20 MILES FROM BUCHAU TO THE CITY OF ULM, WHERE ALBERT WAS BORN. MY GREAT-GREAT GRANDFATHER, JOSEPH KOHN, WAS ALSO FROM BUCHAU AND HE HAD MANY EINSTEINS IN HIS FAMILY TREE. I AM VERY PROUD OF THE EINSTEIN CONNECTION.

SOURCES:

"EINSTEIN: A CELEBRATION," SEMINAR AT THE ASPEN INSTITUTE, AUGUST 8-11, 2004.

EINSTEIN, ALBERT, "IDEAS AND OPINIONS," CROWN PUBLISHERS, 1954.

KAKU, MICHIO, "EINSTEIN COSMOS: HOW ALBERT EINSTEIN'S VISION TRANSFORMED OUR UNDERSTANDING OF SPACE AND TIME," ATLAS BOOKS, 2004.

"DISCOVER" MAGAZINE, "SPECIAL EINSTEIN ISSUE," SEPTEMBER 2004.

A SPECIAL THANKS TO DOUG STONE OF YALE UNIVERSITY FOR EDITING THIS ESSAY.

                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------

[LOGO ] PERFORMANCE REVIEW WANGER SELECT*

Photo of  BEN ANDREWS

BEN ANDREWS
PORTFOLIO MANAGER

It was a good year for Wanger Select. The Fund gained 19.31% during 2004, outperforming the S&P MidCap 400's 16.48% return and the S&P 500's 10.88% gain.

McAfee, ITT Educational Services and Abercrombie & Fitch all did well for the Fund for the annual period. McAfee was up 83% for the 12 months while ITT Educational Services increased 65%. Together these two stocks made up over 6% of the Fund's return for the year. Abercrombie & Fitch, up an impressive 91% in the year, was another big contributor to Fund performance.

On the downside, Skillsoft cost the Fund some performance as the stock slid due to continued pricing pressure from its largest competitor, Netg. Skillsoft was down 29% for the 12 months. The largest detractors to performance, however, were Synopsys, down 42%, and Interpublic Group, down 32%. We are evaluating whether or not Synopsys has turn around potential. Interpublic Group was sold in the fourth quarter.

Also during the fourth quarter, Oracle purchased one of the Fund's holdings, PeopleSoft, after a lengthy and much publicized takeover battle. During the 17-month negotiation process for PeopleSoft, its board of directors received a lot of bad press for not having the shareholders' best interests in mind. Our firm's due diligence refuted this and we backed the board. In the end, the board's moves did put its customer and shareholder interests first when trying to negotiate with a very adversarial suitor. We received the cash proceeds from the PeopleSoft transaction two days before the end of the year.

We also added six new names to the portfolio during the final three months of the year while deleting one (PeopleSoft). New ideas include an investment in the cable industry with UnitedGlobalCom and Liberty Media International. Both stocks focus on serving foreign markets. The Fund also purchased IAC/InterActive, one of the five big Internet companies, as its stock price reached a two-year low. FMC Technologies was added as we believe offshore deep-water oil drilling will increase over the next several years. The Fund also purchased Aspect Communications and AnswerThink Consulting.

WANGER SELECT IS A NON-DIVERSIFIED FUND. THE PERFORMANCE OF EACH OF ITS HOLDINGS WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURNS MORE VOLATILE THAN A MORE DIVERSIFIED FUND. MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES.

As of 12/31/04, the Fund's positions in the holdings mentioned were: McAfee, 7.4%; ITT Educational Services, 5.4%; Abercrombie & Fitch, 3.6%; Skillsoft, 4.0%; Netg, 0.0%; Synopsys, 1.5%; Interpublic Group, 0.0%; Oracle, 0.0%; PeopleSoft, 0.0%; UnitedGlobalCom, 0.9%; Liberty Media International, 0.9%; IAC/InterActive, 1.6%; FMC Technologies, 0.9%; Aspect Communications, 0.1%; AnswerThink Consulting, 0.2%.

*     Wanger Twenty was renamed Wanger Select on May, 1, 2004.

                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------

VALUE OF A $10,000 INVESTMENT IN
WANGER SELECT*

TOTAL RETURN FOR EACH PERIOD,
FEBRUARY 1, 1999 (INCEPTION DATE) THROUGH DECEMBER 31, 2004

                           [LINE CHART APPEARS HERE]

                   WANGER           S&P
                   SELECT       MIDCAP 400

     2/01/1999        9750          9476.42
     3/31/1999       10530          9741.15
     4/30/1999       12150          10509.5
     5/31/1999       12220          10555.1
     6/30/1999       12530          11120.2
     7/31/1999       12510          10883.9
     8/31/1999       11420          10510.9
     9/30/1999       11410          10186.3
    10/31/1999       12250          10705.4
    11/30/1999       12510          11267.2
    12/31/1999       13430          11936.9
     1/31/2000       13090          11600.7
     2/29/2000       13100          12412.6
     3/31/2000     13696.7          13451.5
     4/30/2000     13049.5          12981.8
     5/31/2000     12694.5          12819.8
     6/30/2000       13822          13008.1
     7/31/2000     13404.4          13213.6
     8/31/2000     14782.4          14688.9
     9/30/2000     15064.3          14588.3
    10/31/2000     15126.9          14093.6
    11/30/2000     13748.9          13029.8
    12/31/2000     14698.9          14026.6
     1/31/2001     15231.3            14339
     2/28/2001     14312.6          13520.7
     3/31/2001     13790.7          12515.5
     4/30/2001     14761.5          13896.1
     5/31/2001       15555          14219.7
     6/30/2001     15220.9          14162.3
     7/31/2001     15053.9          13951.4
     8/31/2001     14427.5            13495
     9/30/2001     13592.3          11816.4
    10/31/2001     13895.1          12339.1
    11/30/2001     15387.9            13257
    12/31/2001     16035.2          13941.9
     1/31/2002     15763.8          13869.5
     2/28/2002     15398.4          13886.5
     3/31/2002     15920.3          14879.2
     4/30/2002     15043.4          14809.6
     5/31/2002     15481.9          14559.9
     6/30/2002     15210.5          13494.2
     7/31/2002     14302.2          12187.1
     8/31/2002     14698.9          12248.4
     9/30/2002     13978.6          11261.6
    10/31/2002     14813.8          11749.6
    11/30/2002     15450.6          12429.3
    12/31/2002     14813.8          11918.6
     1/31/2003     14709.4          11570.2
     2/28/2003     14751.1          11294.7
     3/31/2003     15022.5          11389.9
     4/30/2003       15889          12216.9
     5/31/2003     16786.8          13229.3
     6/30/2003     17277.5            13398
     7/31/2003     17997.8          13873.3
     8/31/2003     18718.2          14502.6
     9/30/2003       18311          14280.6
    10/31/2003     19083.5          15360.4
    11/30/2003     18979.1          15895.6
    12/31/2003     19365.4          16163.8
     1/31/2004     19908.3          16514.1
     2/29/2004       20472          16910.6
     3/31/2004     20481.1          16982.4
     4/30/2004     19906.4            16425
     5/31/2004     20219.9          16765.7
     6/30/2004     20961.8          17147.3
     7/31/2004     20000.5          16347.2
     8/31/2004     19749.7          16304.4
     9/30/2004     20167.6          16787.2
    10/31/2004       21035          17055.8
    11/30/2004       22362          18071.5
    12/31/2004      23,104         18,828.2

                              AVERAGE ANNUAL RETURN
                         ------------------------------
                        1 Year    5 years   Life of fund
                         19.31%   11.46%     15.21%

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through December 31, 2004, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Part of the performance shown is due to the Fund's purchase of securities in IPOs. The impact of IPO purchases declines as a Fund grows large. Wanger Select is a non-diversified fund that invests primarily in the stocks of medium- to larger-size U.S. companies. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Select's total return and may make the fund's returns more volatile than a more diversified fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

PERFORMANCE SHOWN HERE IS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN. FOR MONTHLY PERFORMANCE UPDATES, PLEASE CONTACT US AT 1-888-4-WANGER.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES BUT DO NOT INCLUDE ANY INSURANCE CHARGE IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

--------------------------------------------------------------------------------
RESULTS TO DECEMBER 31, 2004

                                     4TH QUARTER   1 YEAR
WANGER SELECT                          14.56%      19.31%
S&P MidCap 400                         12.16       16.48
S&P 500                                 9.23       10.88
Lipper Mid-Cap Growth Index            13.78       14.03

NAV AS OF 12/31/04: $22.11

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES BUT DO NOT INCLUDE ANY INSURANCE CHARGE IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. The Lipper Mid-Cap Growth Index measures the performance of the 30 largest mid-cap growth funds tracked by Lipper. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Portfolio holdings will vary in the future.

*     Wanger Twenty was renamed Wanger Select on May 1, 2004.

--------------------------------------------------------------------------------
TOP 5 INDUSTRIES

As a % of net assets, as of 12/31/04
Information                                                 32.7%
Consumer Goods/Services                                     30.6
Finance                                                     14.5
Health Care                                                  8.7
Industrial Goods/Services                                    2.7

--------------------------------------------------------------------------------
TOP 10 HOLDINGS

As a % of net assets, as of 12/31/04

1. McAfee                                                    7.4%
SECURITY SOFTWARE & SERVICES

2. ITT Educational Services                                  5.4%
TECHNOLOGY ORIENTED POST SECONDARY DEGREE PROGRAMS

3. TCF Financial                                             5.0%
GREAT LAKES BANK

4. Harley-Davidson                                           4.9%
MOTORCYCLES & RELATED MERCHANDISE

5. First Health                                              4.5%
PPO NETWORK

6. Lincare Holdings                                          4.1%
HOME HEALTH CARE SERVICES

7. Safeway                                                   4.0%
RETAIL FOOD & DRUG STORES

8. Skillsoft                                                 4.0%
PROVIDER OF WEB-BASED LEARNING SOLUTIONS

9. Tellabs                                                   3.8%
TELECOMMUNICATIONS EQUIPMENT

10. Abercrombie & Fitch                                      3.6%
TEEN APPAREL RETAILER

                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------
WANGER SELECT                         STATEMENT OF INVESTMENTS DECEMBER 31, 2004

-------------------------------------------------------------------------
NUMBER OF                                                        VALUE
SHARES

            COMMON STOCKS - 90.1%

             INFORMATION - 32.7%
-------------------------------------------------------------------------
             BUSINESS/CONSUMER SOFTWARE - 9.8%

    210,000  McAfee (b)                                       $ 6,075,300
             SECURITY SOFTWARE & SERVICES

     64,700  Synopsys (b)                                       1,269,414
             SOFTWARE FOR DESIGNING SEMICONDUCTOR CHIPS

    101,300  Novell (b)                                           683,775
             DIRECTORY, OPERATING SYSTEM & IDENTITY
             MANAGEMENT SOFTWARE

      4,800  Aspect Communications (b)                             53,472
             CALL CENTER SOFTWARE
-------------------------------------------------------------------------
                                                                8,081,961

-------------------------------------------------------------------------
             BUSINESS INFORMATION/ADVERTISING - 6.1%

     31,000  Moody's                                            2,692,350
             RATINGS SERVICE FOR CREDIT OBLIGATIONS

     63,000  Fair Isaac                                         2,310,840
             CREDIT SCORING & DECISION ANALYTIC SOFTWARE
-------------------------------------------------------------------------
                                                                5,003,190

-------------------------------------------------------------------------
             INTERNET - 5.6%

    588,100  Skillsoft (b)                                      3,322,765
             PROVIDER OF WEB-BASED LEARNING SOLUTIONS
             (E-LEARNING)

     47,000  IAC/InterActive                                    1,298,140
             DOMINATE INTERNET MIDDLEMAN
-------------------------------------------------------------------------
                                                                4,620,905

-------------------------------------------------------------------------
             TELECOMMUNICATIONS EQUIPMENT - 3.8%

    364,000  Tellabs (b)                                        3,126,760
             TELECOMMUNICATIONS EQUIPMENT

-------------------------------------------------------------------------
             MOBILE COMMUNICATIONS - 3.0%

    135,000  American Tower (b)                                 2,484,000
             COMMUNICATION TOWERS IN USA & MEXICO

-------------------------------------------------------------------------
             INSTRUMENTATION - 2.6%

     65,000  Tektronix                                          1,963,650
             ANALYTICAL INSTRUMENTS

-------------------------------------------------------------------------
NUMBER OF                                                        VALUE
SHARES

             TELEVISION PROGRAMMING/CATV - 1.8%

     16,000  Liberty Media International (b)                  $   739,680
             CATV HOLDING COMPANY

     75,000  UnitedGlobalCom (b)                                  724,500
             VIDEO, VOICE & DATA SERVICES OUTSIDE THE USA
-------------------------------------------------------------------------
                                                                1,464,180

-------------------------------------------------------------------------
             COMPUTER SERVICES - 0.2%

     41,900  AnswerThink Consulting (b)                           195,254
             IT INTEGRATOR FOR FORTUNE 2000
-------------------------------------------------------------------------
             INFORMATION - TOTAL                               26,939,900

             CONSUMER GOODS/SERVICES - 30.6%
-------------------------------------------------------------------------
             RETAIL - 10.3%

    169,000  Safeway (b)                                        3,336,060
             RETAIL FOOD & DRUG STORES

     64,000  Abercrombie & Fitch                                3,004,800
             TEEN APPAREL RETAILER

     45,000  Costco                                             2,178,450
             WAREHOUSE SUPERSTORES
-------------------------------------------------------------------------
                                                                8,519,310

-------------------------------------------------------------------------
             CONSUMER SERVICES - 7.7%

     93,000  ITT Educational Services (b)                       4,422,150
             TECHNOLOGY ORIENTED POST SECONDARY
             DEGREE PROGRAMS

     47,600  Weight Watchers (b)                                1,954,932
             WEIGHT LOSS PROGRAM
-------------------------------------------------------------------------
                                                                6,377,082

-------------------------------------------------------------------------
             LEISURE VEHICLES - 4.9%

     67,000  Harley-Davidson                                    4,070,250
             MOTORCYCLES & RELATED MERCHANDISE

-------------------------------------------------------------------------
             APPAREL - 3.2%

     46,000  Coach (b)                                          2,594,400
             DESIGNER & RETAILER OF BRANDED
             LEATHER ACCESSORIES

-------------------------------------------------------------------------
             FURNITURE/TEXTILES - 2.6%

     78,000  Herman Miller                                      2,155,140
             OFFICE FURNITURE

See accompanying notes to financial statements.

                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------
WANGER SELECT                         STATEMENT OF INVESTMENTS DECEMBER 31, 2004

-------------------------------------------------------------------------
NUMBER OF                                                        VALUE
SHARES

-------------------------------------------------------------------------
             ENTERTAINMENT - 1.9%

     29,000  International Speedway Motors                    $ 1,531,200
             LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
-------------------------------------------------------------------------
             CONSUMER GOODS/SERVICES - TOTAL                   25,247,382

             FINANCE - 14.5%
-------------------------------------------------------------------------
             BANKS - 7.3%

    128,000  TCF Financial                                      4,113,920
             GREAT LAKES BANK

     57,000  Associated Banc-Corp                               1,892,970
             MIDWEST BANK
-------------------------------------------------------------------------
                                                                6,006,890

-------------------------------------------------------------------------
             MONEY MANAGEMENT - 4.1%

     48,100  SEI Investments                                    2,016,833
             MUTUAL FUND ADMINISTRATION & INVESTMENT
             MANAGEMENT

     82,000  Janus Capital                                      1,378,420
             MANAGES MUTUAL FUNDS
-------------------------------------------------------------------------
                                                                3,395,253

-------------------------------------------------------------------------
             INSURANCE - 3.1%

      7,100  Markel (b)                                         2,584,400
             SPECIALTY INSURANCE
-------------------------------------------------------------------------
             FINANCE - TOTAL                                   11,986,543

             HEALTH CARE - 8.7%
-------------------------------------------------------------------------
             SERVICES - 8.7%

    199,000  First Health Group (b)                             3,723,290
             PPO NETWORK

     80,000  Lincare Holdings (b)                               3,412,000
             HOME HEALTH CARE SERVICES
-------------------------------------------------------------------------
             HEALTH CARE - TOTAL                                7,135,290

             INDUSTRIAL GOODS/SERVICES - 2.7%
-------------------------------------------------------------------------
             LOGISTICS - 2.7%

     40,000  Expeditors International of Washington             2,235,200
             INTERNATIONAL FREIGHT FORWARDER
-------------------------------------------------------------------------
             INDUSTRIAL GOODS/SERVICES - TOTAL                  2,235,200

-------------------------------------------------------------------------
NUMBER OF SHARES                                                 VALUE
OR PRINCIPAL AMOUNT

-------------------------------------------------------------------------
             ENERGY & MINERALS - 0.9%
             OIL SERVICES - 0.9%
     24,000  FMC Technologies (b)                             $   772,800
             OIL & GAS WELL HEAD MANUFACTURER
-------------------------------------------------------------------------
             ENERGY & MINERALS - TOTAL                            772,800

TOTAL COMMON STOCKS (COST: $56,631,470) - 90.1%                74,317,115
-------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 10.2%
-------------------------------------------------------------------------
$ 8,407,000  Repurchase Agreement with
             State Street Bank & Trust Co., dated
             12/31/04, due 1/03/05 at 1.90%
             collateralized by a Federal Home
             Loan Bank Note, maturing 4/02/18,
             market value $8,577,713
             (repurchase proceeds: $8,408,331)
-------------------------------------------------------------------------
(AMORTIZED COST: $8,407,000)                                    8,407,000

Total Investments (Cost: $65,038,470) - 100.3% (a)             82,724,115
-------------------------------------------------------------------------

Cash and Other Assets Less Liabilities - (0.3%)                  (259,106)
-------------------------------------------------------------------------

TOTAL NET ASSETS - 100%                                       $82,465,009
-------------------------------------------------------------------------

NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2004, cost for federal income tax purposes is $65,143,798. The net unrealized appreciation was $17,580,317 consisting of gross unrealized appreciation of $19,288,651 and gross unrealized depreciation of $1,708,334.

(b)   Non-income producing security.

      At December 31, 2004, the Fund held investments in the following sectors:

                                                         % OF
      SECTOR                                            NET ASSETS
      ------------------------------------------------------------
      Information                                           32.7%
      Consumer Goods/Services                               30.6
      Finance                                               14.5
      Health Care                                            8.7
      Industrial Goods/Services                              2.7
      Energy & Minerals                                      0.9
      Short-Term Obligations                                10.2
      Cash and Other Assets Less Liabilities                (0.3)
                                                           -----
                                                           100.0%
                                                           -----

See accompanying notes to financial statements.

                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

-------------------------------------------------------------------------
ASSETS
Investments, at cost                                          $65,038,470
-------------------------------------------------------------------------
Investments, at value                                         $74,317,115
Repurchase agreements                                           8,407,000
Cash                                                                  801
Receivable for:
   Fund shares sold                                                83,396
   Dividends and interest                                          10,909
-------------------------------------------------------------------------
   Total Assets                                                82,819,221

LIABILITIES
Payable for:
   Investments purchased                                           13,464
   Fund shares repurchased                                        302,857
   Transfer agent fees                                                 35
   Trustees' fees                                                     393
   Custody fees                                                       391
   Reports to shareholders                                         13,432
Other liabilities                                                  23,640
-------------------------------------------------------------------------
   Total Liabilities                                              354,212
-------------------------------------------------------------------------
Net Assets                                                    $82,465,009
=========================================================================
COMPOSITION OF NET ASSETS
Paid in capital                                               $59,111,308
Accumulated net realized gain                                   5,668,056
Net unrealized appreciation on investments                     17,685,645
-------------------------------------------------------------------------
Net Assets                                                    $82,465,009
=========================================================================
Fund shares outstanding                                         3,729,713
-------------------------------------------------------------------------
Net asset value, offering price and
   redemption price per share                                 $     22.11
=========================================================================

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

-------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                                  $300,393
Interest income                                                    81,601
-------------------------------------------------------------------------
   Total Investment Income                                        381,994

EXPENSES:
Investment advisory fees                                          598,432
Transfer agent fees                                                 1,875
Trustees' fees                                                     10,118
Custody fees                                                        4,930
Reports to shareholders                                            38,114
Compliance fees                                                       928
Non-recurring costs (See Note 8)                                    3,354
Other expenses                                                     39,357
-------------------------------------------------------------------------
   Total Expenses                                                 697,108
Less custody fees paid indirectly                                     (89)
Non-recurring costs reimbursed (See Note 8)                        (3,354)
-------------------------------------------------------------------------
   Net Expenses                                                   693,665
-------------------------------------------------------------------------
Net Investment Loss                                              (311,671)
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON PORTFOLIO POSITIONS:
     Net realized gain on investments                           5,987,773
     Net change in unrealized appreciation
       (depreciation) on investments                            6,113,815
-------------------------------------------------------------------------
     Net Gain                                                  12,101,588
-------------------------------------------------------------------------
Net Increase in Net Assets from Operations                    $11,789,917
=========================================================================

See accompanying notes to financial statements.

                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS



                                                         YEAR ENDED         YEAR ENDED
                                                   DECEMBER 31,2004  DECEMBER 31, 2003
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss                                    $   (311,671)  $   (244,604)
   Net realized gain on investments                          5,987,773        562,443
   Net change in unrealized appreciation (depreciation)
     on investments                                          6,113,815      9,417,172
--------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     11,789,917      9,735,011

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                          (56,308)            --
--------------------------------------------------------------------------------------
   Total distributions to shareholders                         (56,308)            --

SHARE TRANSACTIONS:
   Subscriptions                                            29,505,736     20,698,376
   Distributions reinvested                                     56,308             --
   Redemptions                                             (10,942,589)    (4,445,362)
--------------------------------------------------------------------------------------
   Net Increase from Share Transactions                     18,619,455     16,253,014
--------------------------------------------------------------------------------------
   Total Increase in Net Assets                             30,353,064     25,988,025

NET ASSETS:
   Beginning of period                                      52,111,945     26,123,920
--------------------------------------------------------------------------------------
   End of period                                          $ 82,465,009   $ 52,111,945
--------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME                       $         --   $         --
======================================================================================


See accompanying notes to financial statements.

                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS



                                                                                   Year Ended December 31,
Selected data for a share outstanding throughout each period    2004          2003         2002           2001          2000
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $    18.55       $ 14.19      $ 15.36        $ 14.08       $ 13.43
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment loss (a)                                           (0.10)        (0.11)       (0.09)         (0.05)        (0.03)
Net realized and unrealized gain (loss) on investments             3.68          4.47        (1.08)          1.33          1.23
-------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                3.58          4.36        (1.17)          1.28          1.20
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net realized capital gains                                   (0.02)           --           --             --         (0.55)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                   (0.02)           --           --             --         (0.55)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $    22.11       $ 18.55      $ 14.19        $ 15.36       $ 14.08
================================================================================================================================
Total Return (b)                                                  19.31%        30.73%       (7.62)%         9.09%         9.45%(c)
 -------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                           1.10%(d)      1.15%(d)     1.18%(d)       1.33%(d)      1.39%(e)
Net investment loss                                               (0.49)%(d)   (0.65)%(d)     (0.62)%(d)    (0.34)%(d)    (0.24)%(e)
Reimbursement                                                        --            --           --             --          0.21%
Portfolio turnover rate                                              36%           21%          45%            76%           86%
Net assets, end of period (000's)                            $   82,465       $52,112      $26,124        $21,429       $12,129


--------------------------------------------------------------------------------
(a) Net investment loss per share was based upon the average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) Had the Advisor not reimbursed a portion of its expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

(e) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.35% and (0.20%), respectively, for the year ended December 31, 2000.

See accompanying notes to financial statements.

                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

Wanger Select (known prior to May 1, 2004 as Wanger Twenty)(the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on an accrual basis and includes amortization of discounts on short-term debt obligations and on long-term debt obligations when required for federal income tax purposes. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

CUSTODY FEES/CREDITS

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

FEDERAL INCOME TAXES

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date.

3.    FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

   For the year ended December 31, 2004, permanent differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

       ACCUMULATED           ACCUMULATED        PAID IN
   NET INVESTMENT LOSS    NET REALIZED GAIN     CAPITAL
   -------------------   --------------------   --------
        $311,671              $(311,669)          $(2)

      Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

      The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                              DECEMBER 31, 2004  DECEMBER 31, 2003
                              -----------------  -----------------
Distributions paid from:
  Ordinary Income                $     --             $  --
  Long-Term Capital Gain           56,308                --

                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

      As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED       UNDISTRIBUTED
     ORDINARY            LONG-TERM      NET UNREALIZED
      INCOME           CAPITAL GAINS     APPRECIATION*
   -------------       --------------   --------------
     $550,044            $5,223,340       $17,580,317

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

      Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

                                             NET
     UNREALIZED           UNREALIZED     UNREALIZED
    APPRECIATION         DEPRECIATION   APPRECIATION
   -------------        -------------   ------------
    $19,288,651         $(1,708,334)     $17,580,317

4.    TRANSACTIONS WITH AFFILIATES

Columbia Wanger Asset Management, L.P., ("Columbia WAM") an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to each Fund and is responsible for the overall management of each Fund's business affairs. Prior to April 1, 2004, Columbia was a wholly-owned subsidiary of Fleet National Bank, which in turn was a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"). On April 1, 2004, Fleet was acquired by BOA.

      Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.95% of average daily net assets.

      The investment advisory agreement also provides that Columbia WAM will reimburse the Fund to the extent that ordinary operating expenses (computed based on net custodian fees) exceed an annual percentage of 1.35% of average daily net assets. There was no reimbursement for the year ended December 31, 2004.

      In accordance with the terms of the NYAG Settlement (as defined and discussed further under Note 8 to these financial statements - "Legal Proceedings"), Columbia WAM waived a portion of the fees payable under the Fund's investment management agreement so that those fees are retained at 0.850% on average daily net assets. The fee waiver was effective as of February 10, 2005 but applied as if it had gone into effect on December 1, 2004. The financial statements, as of December 31, 2004, are not reflective of these changes.

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. The Fund paid $10,118 to trustees not affiliated with Columbia WAM for the year ended December 31, 2004. Effective April 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately on the Statement of Operations.

      Columbia Funds Distributor, Inc. ("CFDI"), an indirect wholly-owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

      Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect wholly-owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Effective February 1, 2004 the Transfer Agent made the decision to waive the reimbursement for certain out-of-pocket expenses. Prior to February 1, 2004, the Transfer Agent was entitled to receive a flat rate charge based on the number of shareholder accounts and transactions.

      During the year ended December 31, 2004, the Fund engaged in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $64,400 and $0, respectively.

5.    BORROWING ARRANGEMENTS

The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. No amounts were borrowed under this facility for the year ended December 31, 2004.

6.    FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

                                        YEAR ENDED          YEAR ENDED
                                 DECEMBER 31, 2004   DECEMBER 31, 2003
----------------------------------------------------------------------

Shares sold                              1,465,607           1,249,090
----------------------------------------------------------------------
Shares issued in reinvestment
   of dividend distributions                 2,911                  --
----------------------------------------------------------------------
Less shares redeemed                       547,475             281,941
----------------------------------------------------------------------
Net increase in shares outstanding         921,043             967,149

7. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2004 were $34,726,401 and $20,726,726.

8.  LEGAL PROCEEDINGS

On March 15, 2004, Columbia Management Advisors, Inc. ("Columbia Management"), the advisor to the Columbia Funds, and CFDI (collectively with Columbia Management, "Columbia") the distributor of the shares of the Columbia Funds, the Columbia Acorn Funds and the Wanger Advisors Trust Funds (collectively, "the Columbia Family of Funds"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds. Columbia WAM, the advisor to the Columbia Acorn Funds and the Wanger Advisors Trust Funds, was not a respondent in either proceeding nor were any of its officers or directors.

      On February 9, 2005, Columbia entered into an Assurance of Discontinuance (the "NYAG Settlement") with the NYAG and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle. Although none of the Wanger Advisors Trust Funds is a party to the Settlement orders, under the terms of the Settlements and in order for Columbia Management to continue to provide administrative services to the Wanger Advisors Funds, the Board of Trustees of the Wanger Advisors Trust Funds agreed to conform to certain governance requirements, including the election of an independent board chair.

      Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other

                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

policies and procedures; and retain an independent distribution consultant (see below). The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce management fees paid by the Columbia Family of Funds, Nations Funds and other related mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions based on net assets as of March 15, 2004. Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the independent trustees of the funds. The distribution plan must be based on a methodology developed in consultation with Columbia and the independent trustees of the funds and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated by Columbia WAM and/or its affiliates at a later date.

      Columbia WAM, the Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Columbia Acorn Trust are defendants in several derivative and class action lawsuits that allege, in summary, defendants permitted investors to engage in improper trading of shares of various funds in violation of certain federal and state laws. All of these lawsuits have been consolidated with similar suits in a Multi-District Litigation proceeding in Baltimore, Maryland and consolidated class action and derivative complaints have been filed.

      The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV.

      Columbia WAM and the trustees of Columbia Acorn Trust are also defendants in a lawsuit alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Columbia Acorn Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the trustees of Columbia Acorn Trust breached certain common laws duties and federal laws.

      On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Acorn Trust and Columbia WAM. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Columbia Acorn Trust funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia WAM and affiliated advisers.

      The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously. The Columbia Acorn Trust does not believe that the pending actions will have a material adverse effect on the financial statements of any Columbia Acorn Fund, and Columbia WAM does not believe that the pending actions will have a material adverse effect on its ability to perform under its contracts with the Funds.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

      In connection with the events described in detail above, various parties have filed suit again certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot be currently made.

      For the year ended December 31, 2004, CMG has assumed $3,354 in consulting services and legal fees incurred by the Fund in connection with these matters.

                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------
CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective April 13, 2004, the audit committee of the Trust requested that Ernst & Young LLP ("E&Y") resign as the auditors of the Fund. Also effective July 14, 2004, upon the recommendation of the audit committee, the Trust selected PricewaterhouseCoopers LLP ("PWC") as independent registered public accounting firm to audit the books and records of the Fund for its fiscal year ending December 31, 2004. The cessation of the relationship with E&Y was based on the impairment of E&Y's independence resulting from the consummation of the merger of FleetBoston Financial Corporation and Bank of America Corporation and accordingly, E&Y's ability to provide audit services to the Fund.

   E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to that matter in connection with its report.

                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Wanger Select Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger Select Fund (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2003 and the financial highlights of the Fund for the periods ended December 31, 2003 and prior were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP
Chicago, Illinois
February 14, 2005

                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2004, the Wanger Select Fund designates long-term capital gains of $5,231,386.

                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee serves a term of unlimited duration, provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

    The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust.

    The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606, except for Messrs. Clark, Connaughton, and Pietropaolo, whose address is Columbia Management Group, Inc., 245 Summer Street, Boston, Massachusetts, 02210. Wanger's Statement of Additional Information includes additional information about Columbia Wanger's trustees and officers. You may obtain a free copy of the Statement of Additional Information on our website, www. wanger.com, or by writing or calling toll-free:


Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-Wanger (888-492-6437)



NAME, POSITION(S) WITH            YEAR FIRST
WANGER ADVISORS TRUST             ELECTED OR
      AND AGE AT                  APPOINTED                      PRINCIPAL OCCUPATION(S) DURING                       OTHER
  DECEMBER 31, 2004               TO OFFICE                              PAST FIVE YEARS                          DIRECTORSHIPS
-------------------------         ---------         -----------------------------------------------------------   -------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF WANGER ADVISORS TRUST:

JEROME L. DUFFY, 68,                 2003           Retired since December 31, 1997; prior thereto, senior vice       None.
Trustee                                             president, Kemper Financial Services and treasurer, Kemper
                                                    Funds.

FRED D. HASSELBRING, 63,             1994           Retail industry, general project development and business         None.
Trustee                                             computer systems consultant; voice over specialist for
                                                    industrial and institutional applications; former chairman of the board of the Trust (September 2004 to November 2004);
                                                    former lead independent trustee (August 2003 to September
                                                    2004).

KATHRYN A. KRUEGER, M.D., 47,        2003           Medical Fellow I, Cardiovascular Therapeutic Area, Lilly          None.
Trustee                                             Research Laboratories (May 2004 to present); Medical
                                                    Advisor, Cardiovascular Therapeutic Area, Lilly Research
                                                    Laboratories (January 2003 to April 2004); Medical Director,
                                                    Cardiovascular Therapeutic Area, Lilly Research Laboratories
                                                    (October 2002 to December 2002); Medical Director, Neptune
                                                    Product Team, Lilly Research Laboratories (October 2001 to
                                                    October 2002); Acting Director and Senior Clinical Research
                                                    Physician, Lilly Research Laboratories (April 2001 to
                                                    September 2001); Senior Clinical Research Physician, Lilly
                                                    Research Laboratories (January 2000 to March 2001); Clinical
                                                    Research Physician, Lilly Research Laboratories (June 1996
                                                    to December 1999).

PATRICIA H. WERHANE, 69,             1998           Ruffin Professor of Business Ethics, Darden Graduate School       None.
Chair of the Board and Trustee                      of Business Administration, University of Virginia, since
                                                    1993; Senior Fellow since 2004 and Co-Director of the Olsson
                                                    Center for Applied Ethics, Darden Graduate School of
                                                    Business Administration, University of Virginia, from
                                                    2001-2004; and Wicklander Chair of Business Ethics and
                                                    Director of the Institute for Business and Professional
                                                    Ethics, DePaul University (since September 2003).

TRUSTEE WHO IS AN INTERESTED PERSON OF WANGER ADVISORS TRUST:

RALPH WANGER, 70,                    1994           Founder, former president, chief investment officer and         Columbia
Trustee                                             portfolio manager, Columbia Wanger Asset Management, L.P.         Acorn
                                                    (CWAM) (1992-2003); former president, Columbia Acorn Trust       Trust.
                                                    from April 1992 through September 2003; former president,
                                                    Wanger Advisors Trust (1994 through September 2003);
                                                    principal, WAM from July 1992 until September 2000;
                                                    president, WAM Ltd. from July 1992 to September 2000;
                                                    director, Wanger Investment Company plc.; Director, CWAM.


                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST



NAME, POSITION(S) WITH            YEAR FIRST
WANGER ADVISORS TRUST             ELECTED OR
      AND AGE AT                  APPOINTED                        PRINCIPAL OCCUPATION(S) DURING                    OTHER
  DECEMBER 31, 2004               TO OFFICE                                PAST FIVE YEARS                        DIRECTORSHIPS
-------------------------         ---------         -----------------------------------------------------------   -------------
OFFICERS OF WANGER ADVISORS TRUST:

BEN ANDREWS, 39,                     2004           Analyst and portfolio manager, CWAM since 1998; vice              None.
Vice President                                      president, Columbia Acorn Trust.

J. KEVIN CONNAUGHTON, 40,            2001           Treasurer of the Columbia Funds and of the Liberty All-Star       None.
Assistant Treasurer                                 Funds since December 2000 (formerly controller of the
                                                    Columbia Funds and of the Columbia All-Star Funds from
                                                    February 1998 to October 2000); treasurer of the Galaxy
                                                    Funds since September 2002; treasurer, Columbia Management
                                                    Multi-Strategy Hedge Fund, LLC since December 2002 (prior
                                                    thereto, vice president of Colonial Management Associates
                                                    from February 1998 to October 2000).

MICHAEL G. CLARKE, 34,               2004           Chief accounting officer of the Columbia Funds, Liberty           None.
Assistant Treasurer                                 Funds, Stein Roe Funds and All-Star Funds since October
                                                    2004; Controller of the Columbia Funds, Liberty Funds, Stein
                                                    Roe Funds and All-Star Funds from May 2004 to October 2004;
                                                    Assistant Treasurer from June 2002 to May 2004; Vice
                                                    President, Product Strategy & Development of the Liberty
                                                    Funds and Stein Roe Funds from February 2001 to June 2002;
                                                    Assistant Treasurer of the Liberty Funds, Stein Roe Funds
                                                    and the All-Star Funds from August 1999 to February 2001.

KENNETH A. KALINA, 45,               1995           Chief Compliance Officer, CWAM since May 2004; treasurer and      None.
Assistant Treasurer                                 Chief financial officer, CWAM since April 2000; assistant
                                                    treasurer, Columbia Acorn Trust; fund controller, CWAM since
                                                    September 1995; director, New Americas Small Cap Fund.

BRUCE H. LAUER, 47,                  1995           Chief operating officer, CWAM since April 1995; principal,        None.
Vice President, Secretary                           WAM from January 2000 to September 2000; vice president,
and Treasurer                                       treasurer and secretary, Columbia Acorn Trust; director,
                                                    Wanger Investment Company plc and New Americas Small Cap
                                                    Fund.

CHARLES P. MCQUAID, 51,              1994           President, CWAM since October 2003; Chief investment             Columbia
President                                           officer, CWAM since September 2003; senior vice president of      Acorn
                                                    the Trust from 1994 through September 2003; portfolio             Trust.
                                                    manager since 1995 Trust. and director of research since
                                                    July 1992 through December 2003; CWAM interim director of
                                                    international research from October 2003 until December
                                                    2004; principal, WAM from July 1995 to September 2000;
                                                    trustee since 1992 and president since 2003, Columbia Acorn
                                                    Trust.

ROBERT A. MOHN, 43,                  1997           Director of domestic research, CWAM, since March 2004;            None.
Vice President                                      analyst and portfolio manager, CWAM since August 1992;
                                                    principal, WAM from 1995 to September 2000; vice president,
                                                    Columbia Acorn Trust.

TODD M. NARTER, 41,                  2001           Analyst and portfolio manager, CWAM since June 1997; vice         None.
Vice President                                      president, Columbia Acorn Trust.

CHRISTOPHER J. OLSON, 40,            2001           Analyst and portfolio manager, CWAM since January 2001; vice      None.
Vice President                                      president, Columbia Acorn Trust; prior to 2001, director and portfolio strategy analyst with UBS Asset Management/Brinson
                                                    Partners.

VINCENT P. PIETROPAOLO, 39,          2001           Assistant General Counsel, Bank of America (and its               None.
Assistant Secretary                                 predecessors) since December 1999.

ROBERT SCALES, 52,                   2004           Deputy General Counsel, Grant Thornton LLP (2002-2004);           None.
Chief Compliance Officer,                           Associate General Counsel, UBS PaineWebber (broker-dealer)
Senior Vice President                               (1997-2002).
and General Counsel


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                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------

                      This page intentionally left blank.

                                               Wanger Select  2004 Annual Report
--------------------------------------------------------------------------------
[LOGO] WANGER ADVISORS TRUST

TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

INVESTMENT ADVISER
Columbia Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
www.wanger.com
1-888-4-WANGER
(1-888-492-6437)

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.wanger.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

WANGER ADVISORS TRUST






                                                        SHR-02/468U-0205 05/4315

                                                     WANGER INTERNATIONAL SELECT
                                                              2004 Annual Report

[LOGO] WANGER ADVISORS FUNDS
--------------------------------------------------------------------------------
           MANAGED BY COLUMBIA WANGER ASSET MANAGEMENT, L.P.

[LOGO]  WANGER INTERNATIONAL SELECT
        2004 ANNUAL REPORT

      TABLE OF CONTENTS

  1   Understanding Your Expenses

  2   The Miracle Year

  4   Performance Review

  6   Statement of Investments

  9   Statement of Assets and Liabilities

  9   Statement of Operations

 10   Statements of Changes in Net Assets

 11   Financial Highlights

 12   Notes to Financial Statements

 16   Report of Independent Registered Public Accounting Firm

 17   Board of Trustees and Management of Wanger Advisors Trust

COLUMBIA WANGER ASSET MANAGEMENT, L.P. ("COLUMBIA WAM") IS ONE OF THE LEADING GLOBAL SMALL-CAP EQUITY MANAGERS IN THE U.S. WITH MORE THAN 30 YEARS OF SMALL-CAP INVESTMENT EXPERIENCE. COLUMBIA WAM MANAGES MORE THAN $22 BILLION IN EQUITIES AND IS THE INVESTMENT ADVISER TO WANGER U.S. SMALLER COMPANIES, WANGER INTERNATIONAL SMALL CAP, WANGER SELECT, WANGER INTERNATIONAL SELECT AND THE COLUMBIA ACORN FAMILY OF FUNDS.

      FOR MORE COMPLETE INFORMATION ABOUT OUR FUNDS, INCLUDING THE COLUMBIA ACORN FUNDS, OUR FEES, RISKS ASSOCIATED WITH INVESTING, OR EXPENSES, CALL 1-888-4-WANGER FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THIS REPORT IS NOT AN OFFER OF THE SHARES OF THE COLUMBIA ACORN FUND FAMILY.

      THE DISCUSSION IN THE REPORT OF PORTFOLIO COMPANIES IS FOR ILLUSTRATION ONLY AND IS NOT A RECOMMENDATION OF INDIVIDUAL STOCKS. THE INFORMATION IS BELIEVED TO BE ACCURATE, BUT THE INFORMATION AND THE VIEWS OF THE PORTFOLIO MANAGERS MAY CHANGE AT ANY TIME WITHOUT NOTICE AND THE PORTFOLIO MANAGERS MAY ALTER A FUND'S PORTFOLIO HOLDINGS BASED ON THESE VIEWS AND THE FUND'S CIRCUMSTANCES AT THAT TIME.

                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------

UNDERSTANDING YOUR EXPENSES

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the fund. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period.

      1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

      2. In the section of the table below titled "Expenses paid during the period," locate the amount for your fund. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2004 - December 31, 2004



------------------------------------------------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE          EXPENSES PAID DURING       FUND'S ANNUALIZED
                        BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)             THE PERIOD ($)          EXPENSE RATIO (%)*
------------------------------------------------------------------------------------------------------------------------------------
                         ACTUAL        HYPOTHETICAL    ACTUAL       HYPOTHETICAL   ACTUAL         HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------------------
Wanger International
Select                  1,000.00         1,000.00     1,152.08        1,017.85      7.84              7.35               1.45
------------------------------------------------------------------------------------------------------------------------------------


EXPENSES PAID DURING THE PERIOD ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, THEN MULTIPLIED BY THE NUMBER OF DAYS IN THE FUND'S MOST RECENT FISCAL HALF-YEAR AND DIVIDED BY 366.

IT IS IMPORTANT TO NOTE THAT THE EXPENSE AMOUNTS SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONLY ONGOING COSTS OF INVESTING IN THE FUND. AS A SHAREHOLDER OF THE FUND, YOU DO NOT INCUR ANY TRANSACTION COSTS, SUCH AS SALES CHARGES, REDEMPTION OR EXCHANGE FEES. EXPENSES PAID DURING THE PERIOD DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. THE HYPOTHETICAL EXAMPLE PROVIDED IS USEFUL IN COMPARING ONGOING COSTS ONLY AND WILL NOT HELP YOU DETERMINE THE RELATIVE TOTAL COSTS OF OWNING DIFFERENT FUNDS WHOSE SHAREHOLDERS MAY INCUR TRANSACTION COSTS.

*     FOR THE SIX MONTHS ENDED 12/31/04.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------

[LOGO] THE MIRACLE YEAR

Photo of RALPH WANGER

RALPH WANGER
FOUNDER, ADVISOR AND TRUSTEE
COLUMBIA WANGER ASSET MANAGEMENT, L.P.

1905 was a year of surprises. The first surprise was the victory of the Japanese over the Russians in the Russo-Japanese War. In May 1905, the untested Japanese Navy annihilated the Russian fleet at Tsushima. This was the first time a non-white country had beaten the main force of a European colonial power. The second unexpected event was in physics. 2005 will be celebrated as the centennial of Albert Einstein's "Miracle Year."

The journal, ANNALEN DER PHYSIK, volume 17, published three articles in September 1905 all written by Einstein, an obscure clerk in the Swiss patent office in Bern. He had an undergraduate degree in physics but no Ph.D (it was granted a year later). Each of the articles were on a different subject and each one revolutionized its branch of physics. Einstein's papers created 20th century physics almost single-handedly.

ATOMS

In 1905 there were different theories about the structure of matter. If you take a glass of water and pour nine-tenths of it out, you still have a glass with water in it. What happens if you repeat this process of throwing out 90% of the water in the glass? After you repeat the process a few more times, you have such a small amount of water that you can only see it under a microscope, and in a few more steps the water drop will be too small to be seen even under the microscope. Can you continue the boring job of splitting water forever or do you finally get to a point where it isn't water anymore? Of course we know the answer: Once you get down to a single molecule of water you can't split it and still say that you have water left. Many leading scientists did not accept the atomic theory in 1905. Einstein looked at the process called Brownian Motion in which a grain of pollen or other small object moves around in a random way. (The same mathematical process makes stock prices jiggle.) He deduced that this motion was caused by billions of atoms bumping into the pollen grain in an irregular pattern. He was even able to calculate the size of the atoms involved, thus proving that atoms really existed.

PHOTONS

In 1905 there was still a basic debate about the nature of light. The greatest achievement of 19th century physics was Maxwell's set of partial differential equations governing electromagnetic fields, including light. Maxwell's equations required that light be a wave. The great Max Planck had introduced the idea of a quantum of energy in 1900 to get an equation that tracked the spectrum of heat radiation, but most scientists doubted that a light quantum was "real." Heinrich Hertz, Philip Lenard and others showed that when a beam of ultraviolet light shines on a piece of metal you produce an electrical current in the metal. There was no way to explain the photoelectric effect according to the Maxwell wave theory of light. The second paper Einstein wrote dealt with the problem of the photoelectric effect. If you cut the amount of energy in a beam of light by 90% and keep reducing it, you still have a beam of light. If you keep slicing the amount of light, does the beam of light keep getting smaller and smaller forever or do you get down to an "atom" of light that can't be split further? Einstein proved that there was a tiny amount of light that could not be further divided. The least amount of light that exists is a single photon (or quantum) of light. 1 The photoelectric effect is explained by photons acting as particles, not as a wave.

Einstein's discovery of the photon had a number of interesting effects. First, it led to the development of quantum mechanics and thus to most of 20th century physics. Second, it won Einstein his only Nobel Prize. Third, it uncovered a paradox that still puzzles students, the duality of light. If you run an experiment to show that light is a wave, you can prove it's a wave. If you run an experiment to show that it's a particle, you can prove it's a particle. This duality principle contradicts common sense but when you study science you have to get used to it. The fourth effect was that it made Lenard a life-long enemy of Einstein. Philip Lenard, who received the Nobel Prize in 1905 for his own work on cathode rays, was close to the solution but Einstein ended up getting the credit. Lenard became an unrelenting foe of Einstein, and influenced the Nobel committee's decision not to give Einstein the prize for his theory of relativity. Later on, Lenard became an ardent Nazi.

RELATIVITY

In 1905, there was also a debate in scientific circles about speed. If you were in a really powerful rocket ship in space, and you pushed the throttle forward, you would speed up. If you kept on increasing the power, would you go ever faster, or was there an absolute speed limit in the universe that you could not exceed?

                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------

The third paper became the best known, Einstein's special theory of relativity. It explained that there was a cosmic speed limit, the speed of light. Very odd things happen when your rocket ship is moving close to the speed of light. Time slows down and you get shorter, under the Lorentz contraction equation, giving rise to the limerick:

A sexy young techie named Fisk, Had a motion exceedingly brisk. So fast was his action The Lorentz contraction Shortened his rod to a disk.

In a very brief paper published later in 1905, Einstein added in a note that his theory of relativity implied the equation E=mc 2. That solved the paradox of radioactivity; Mme Curie's radium was producing much more energy then could be explained by 19th century physics. Einstein showed that radioactive energy was caused by turning a small amount of mass into a lot of energy.

So we had this technical journal containing three papers written by a man unknown in science, a non-Ph.D, a non-academic, writing on a German-dominated field with all the fussiness about rank and reputation that you would expect. Would anyone care? Einstein did not receive any communication from any physicists for the first couple months after he published, but in early 1906 Max Planck read and understood the papers. He wrote to Einstein and sent his assistant, another important physicist, Max von Laue, to visit Einstein in Bern. Planck's subsequent endorsement made Einstein acceptable to the community of physicists, and his papers became required study for all physicists, as they remain.

The compelling human question: How the heck did Einstein do it? How could one human being produce three revolutionary papers in one year, on three different subjects, while carrying a full-time job at the patent office to boot? We can admire but not explain. The "Miracle Year" commemorates one of the greatest feats of the human mind ever.

1 PLANCK AND EINSTEIN HAD DISCOVERED THE QUANTUM JUMP, WHICH WAS THE SMALLEST THING THAT COULD POSSIBLY EXIST IN THE UNIVERSE. MODERN WRITERS, FOR REASONS DIFFICULT TO EXPLAIN, NOW USE THE PHRASE QUANTUM JUMP TO MEAN A BIG EVENT. WHEN NON-SCIENTISTS START THROWING AROUND SCIENTIFIC TERMS WITHOUT UNDERSTANDING THEM, FUNNY THINGS HAPPEN. DON'T GET ME STARTED ON THE HEISENBERG UNCERTAINTY PRINCIPLE.

INCIDENTALLY, ALBERT EINSTEIN'S FATHER, HERMANN, WAS BORN IN THE WURTTEMBERG VILLAGE OF BUCHAU, WHERE HIS FAMILY HAD LIVED FOR GENERATIONS. HERMANN MOVED 20 MILES FROM BUCHAU TO THE CITY OF ULM, WHERE ALBERT WAS BORN. MY GREAT-GREAT GRANDFATHER, JOSEPH KOHN, WAS ALSO FROM BUCHAU AND HE HAD MANY EINSTEINS IN HIS FAMILY TREE. I AM VERY PROUD OF THE EINSTEIN CONNECTION.

SOURCES:

"EINSTEIN: A CELEBRATION," SEMINAR AT THE ASPEN INSTITUTE, AUGUST 8-11, 2004.

EINSTEIN, ALBERT, "IDEAS AND OPINIONS," CROWN PUBLISHERS, 1954.

KAKU, MICHIO, "EINSTEIN COSMOS: HOW ALBERT EINSTEIN'S VISION TRANSFORMED OUR UNDERSTANDING OF SPACE AND TIME," ATLAS BOOKS, 2004.

"DISCOVER" MAGAZINE, "SPECIAL EINSTEIN ISSUE," SEPTEMBER 2004.

A SPECIAL THANKS TO DOUG STONE OF YALE UNIVERSITY FOR EDITING THIS ESSAY.

                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------

[LOGO] PERFORMANCE REVIEW     WANGER INTERNATIONAL SELECT*

Photo of TODD M. NARTER

TODD M. NARTER
CO-PORTFOLIO MANAGER

Photo of CHRISTOPHER J. OLSON

CHRISTOPHER J. OLSON
CO-PORTFOLIO MANAGER

International markets surged in 2004. Wanger International Select ended the year up 24.34%, a solid return but behind the 25.22% return for the Citigroup World ex-US Cap Range $2-10B Index. The relative underperformance was due in large part to holding some cash as the markets rallied in the fourth quarter of the year. We opted to take profits in a number of positions to look for better values elsewhere. We believe that the Fund is well positioned for future growth.

Letting our winners run was a successful strategy this past year. Anglo Irish Bank was the Fund's largest contributor to performance. The stock finished the year up 56% and is the Fund's largest position. Other significant winners for the Fund included large holdings with great franchises. Neopost, a maker of franking machines in France and the Fund's second largest position, had another strong year, up 58%. Tenaris, a maker of steel pipes for the oil and gas industry, jumped 49%. Lion Nathan, the major beer brewer and distributor in Australia and New Zealand, rose 55% and Daito Trust Construction, a major apartment builder and manager in Japan, finished the year up 62%.

Several stocks in the portfolio reduced the Fund's gains. Topping the list of poor performers in the Fund this year was Sugi Pharmacy, a drugstore chain in Japan. Shares were down 13% as the company reported higher costs than expected during its expansion program. Funai Electric, a maker of consumer electronic products in Japan, was down 13% as the retail environment in the United States was weaker than expected. Other weak performers included Venture, an electronic manufacturing services company in Singapore, down 15%, and Compass Group, a catering services provider in the UK, which fell 29% on an earnings downgrade driven by a weak dollar and issues with a supplier.

Share prices have risen strongly in the past two years. While stocks are not as cheap as they once were, we continue to find well-run companies with good strategies and strong balance sheets that we believe will be good investments.

MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

As of 12/31/04, the Fund's positions in the holdings mentioned were: Anglo Irish Bank, 6.3%; Neopost, 4.2%; Tenaris, 2.1%; Lion Nathan, 3.8%; Daito Trust Construction, 3.4%; Sugi Pharmacy, 1.9%; Funai Electric, 2.4%; Venture, 0.9%; Compass Group, 2.0%.

*  Wanger Foreign Forty was renamed Wanger International Select on May 1, 2004.

                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------

VALUE OF A $10,000 INVESTMENT IN               TOTAL RETURN FOR EACH PERIOD,
WANGER INTERNATIONAL SELECT*                   FEBRUARY 1, 1999 (INCEPTION DATE)
                                                       THROUGH DECEMBER 31, 2004

                            [LINE CHART APPEARS HERE]

                         WANGER INTERNATIONAL           CITIGROUP WORLD
                               SELECT                    EX-US $2-10B
                         --------------------           ---------------
          2/01/1999              10020                      9749.77
          3/31/1999              10190                      10135.2
          4/30/1999              10620                      10700.9
          5/31/1999              10480                      10249.1
          6/30/1999              11350                      10623.5
          7/31/1999              11650                      11020.5
          8/31/1999              11800                      11144.4
          9/30/1999              11650                      11183.3
         10/31/1999              12160                      11188.5
         11/30/1999              14530                      11507.9
         12/31/1999              18390                      12387.9
          1/31/2000              17890                      11789.1
          2/29/2000              21580                      11940.8
          3/31/2000              20853                      12298.7
          4/30/2000            20915.8                        11806
          5/31/2000            19303.7                      11615.9
          6/30/2000            20193.5                      12231.9
          7/31/2000            19816.6                      11836.4
          8/31/2000            20863.4                      12208.1
          9/30/2000            19827.1                      11802.4
         10/31/2000              19356                      11436.7
         11/30/2000            17042.5                      11096.1
         12/31/2000            18099.8                      11637.7
          1/31/2001            18884.9                      11579.9
          2/28/2001            16812.2                      11159.3
          3/31/2001            14664.2                      10288.7
          4/30/2001            15748.3                      11048.3
          5/31/2001            15702.7                      10953.9
          6/30/2001            15052.2                      10668.9
          7/31/2001            14333.2                      10401.2
          8/31/2001            14082.2                      10306.9
          9/30/2001            11811.2                      9109.73
         10/31/2001            12404.6                      9475.62
         11/30/2001              12941                      9814.29
         12/31/2001            13283.4                      9835.46
          1/31/2002            12655.7                      9545.09
          2/28/2002            12495.9                      9690.43
          3/31/2002            12918.2                      10244.8
          4/30/2002            13237.7                      10432.4
          5/31/2002            13351.8                      10763.9
          6/30/2002            12906.8                      10390.2
          7/31/2002            11537.3                      9459.68
          8/31/2002            11731.3                      9437.26
          9/30/2002              10864                      8592.87
         10/31/2002            10898.3                       8746.3
         11/30/2002            11217.8                      9191.66
         12/31/2002              11252                      8932.62
          1/31/2003            10704.3                      8708.44
          2/28/2003            10270.6                      8545.54
          3/31/2003            10357.9                      8399.58
          4/30/2003            11343.3                      9141.85
          5/31/2003            12317.2                      9797.43
          6/30/2003              12386                      10076.9
          7/31/2003            12603.7                      10481.4
          8/31/2003            13142.2                      11085.7
          9/30/2003            13600.5                      11542.5
         10/31/2003            14528.6                      12433.7
         11/30/2003            14860.9                      12538.3
         12/31/2003            15892.1                      13367.3
          1/31/2004              16190                      13648.3
          2/29/2004            16877.4                      13976.5
          3/31/2004              17001                        14520
          4/30/2004            16702.1                      14025.9
          5/31/2004            16725.1                        13987
          6/30/2004            17150.4                      14341.7
          7/31/2004            16736.6                      13798.2
          8/31/2004            16725.1                      13925.2
          9/30/2004            17403.3                      14372.6
         10/31/2004            17886.1                      14856.8
         11/30/2004            19012.6                        16031
         12/31/2004            19760.0                      16739.0

                             AVERAGE ANNUAL RETURN
                       -------------------------------
                       1 year   5 years   Life of fund
                       24.34%    1.45%        12.20%

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through December 31, 2004, to the Citigroup World ex-US Cap Range $2-10B Index, with dividends and capital gains reinvested. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Wanger International Select is a diversified fund that invests in the stocks of medium- to larger-size companies with market capitalizations of $2 to $25 billion. Prior to 2/1/02, Wanger International Select was a non-diversified fund, meaning that the performance of its holdings would have a greater impact on Wanger International Select's total return and may make the fund's returns more volatile than a more diversified international fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

PERFORMANCE SHOWN HERE IS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN. FOR MONTHLY PERFORMANCE UPDATES, PLEASE CONTACT US AT 1-888-4-WANGER.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES BUT DO NOT INCLUDE ANY INSURANCE CHARGE IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

--------------------------------------------------------------------------------
RESULTS TO DECEMBER 31, 2004

                                                    4TH QUARTER       1 YEAR
WANGER INTERNATIONAL SELECT                           13.54%          24.34%
Citigroup World ex-US
  Cap Range $2-10B                                    16.46           25.22
MSCI EAFE                                             15.32           20.25
Lipper International Funds Index                      14.39           18.59

NAV AS OF 12/31/04: $17.19

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES BUT DO NOT INCLUDE ANY INSURANCE CHARGE IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

The Citigroup World ex-U.S. Cap Range $2-10B is a subset of the broad market, selected by the index sponsor, representing the mid-cap developed market, excluding the United States. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in Europe, Australia and the Far East. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. The Lipper International Funds Index is made up of the 30 largest non-U.S. funds. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Portfolio holdings will vary in the future.

* Wanger Foreign Forty was renamed Wanger International Select on May 1, 2004.

--------------------------------------------------------------------------------
TOP 5 COUNTRIES
As a % of net assets, as of 12/31/04

Japan                                                                     20.9%
Ireland                                                                   13.4
Switzerland                                                               11.2
United Kingdom                                                             8.3
France                                                                     8.2

--------------------------------------------------------------------------------
TOP 10 HOLDINGS
As a % of net assets, as of 12/31/04

1. Anglo Irish Bank                                                        6.3%
SMALL BUSINESS & MIDDLE MARKET BANKING - IRELAND

2. Neopost                                                                 4.2%
POSTAGE METER MACHINES - FRANCE

3. Komercni Banka                                                          4.1%
LEADING CZECH UNIVERSAL BANK - CZECH REPUBLIC

4. Exel                                                                    3.9%
GLOBAL LOGISTICS & FREIGHT FORWARDING - UNITED KINGDOM

5. Lion Nathan                                                             3.8%
BEER BREWER/DISTRIBUTOR - AUSTRALIA

6. SES Global                                                              3.5%
SATELLITE BROADCASTING SERVICES - LUXEMBOURG

7. Daito Trust Construction                                                3.4%
APARTMENT BUILDER - JAPAN

8. Depfa Bank                                                              3.3%
INTERNATIONAL PUBLIC SECTOR FINANCE - IRELAND

9. Shimano                                                                 3.0%
BICYCLE COMPONENTS & FISHING TACKLE - JAPAN

10. Hoya                                                                   2.7%
OPTO-ELECTRICAL COMPONENTS & EYEGLASS LENSES - JAPAN

                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SELECT           STATEMENT OF INVESTMENTS DECEMBER 31, 2004

------------------------------------------------------------------------------
NUMBER OF                                                                VALUE
SHARES

            COMMON STOCKS-95.0%

            EUROPE - 58.4%
------------------------------------------------------------------------------
            UNITED KINGDOM/IRELAND - 21.7%

   91,000   Anglo Irish Bank (Ireland)                            $  2,206,344
            SMALL BUSINESS & MIDDLE MARKET BANKING

  100,000   Exel                                                     1,385,703
            GLOBAL LOGISTICS & FREIGHT FORWARDING

   70,000   Depfa Bank (Ireland) (d)                                 1,170,723
            INTERNATIONAL PUBLIC SECTOR FINANCE

  150,000   Compass Group                                              707,945
            INTERNATIONAL CONCESSION & CONTRACT CATERER

   63,000   Grafton Group (Ireland)                                    682,668
            BUILDERS, WHOLESALERS & DIY RETAILING

   28,000   Kerry Group (Ireland)                                      669,394
            FOOD INGREDIENTS

   45,000   British Sky Broadcasting (b)                               484,708
            DIGITAL SATELLITE BROADCASTING

   11,000   Cobham                                                     260,792
            AEROSPACE COMPONENTS

    4,000   Intermediate Capital                                        83,564
            EUROPEAN PROVIDER OF MEZZANINE CAPITAL
------------------------------------------------------------------------------
                                                                     7,651,841

------------------------------------------------------------------------------
            SWITZERLAND - 11.2%

    1,200   Geberit International (d)                                  875,027
            PLUMBING SUPPLIES

    3,400   Kuehne & Nagel (d)                                         729,398
            FREIGHT FORWARDING/LOGISTICS

    4,700   Swatch Group (d)                                           688,630
            WATCH & ELECTRONICS MANUFACTURER

    6,100   Synthes Startec (d)                                        680,946
            PRODUCTS FOR ORTHOPEDIC SURGERY

    1,700   Schindler (d)                                              671,459
            ELEVATOR MANUFACTURER & SERVICE PROVIDER

      435   Givaudan (d)                                               286,012
            INDUSTRIAL FRAGRANCES & FLAVORS
------------------------------------------------------------------------------
                                                                     3,931,472

------------------------------------------------------------------------------
            FRANCE - 8.2%

   19,300   Neopost                                                  1,495,313
            POSTAGE METER MACHINES

    9,900   Imerys                                                     828,040
            INDUSTRIAL MINERALS PRODUCER

    7,100   Essilor International                                      554,417
            EYEGLASS LENSES
------------------------------------------------------------------------------
                                                                     2,877,770

------------------------------------------------------------------------------
NUMBER OF                                                                VALUE
SHARES

------------------------------------------------------------------------------
            CZECH REPUBLIC - 4.1%

    9,900   Komercni Banka (d)                                    $  1,440,410
            LEADING CZECH UNIVERSAL BANK

------------------------------------------------------------------------------
            LUXEMBOURG - 3.5%

   95,000   SES Global                                               1,235,304
            SATELLITE BROADCASTING SERVICES

------------------------------------------------------------------------------
            NORWAY - 3.3%

   92,300   Den Norske Bank (d)                                        905,565
            LARGEST NORWEGIAN BANK

    8,000   Orkla (d)                                                  261,509
            FOOD & DIVERSIFIED CONSUMER GOODS
------------------------------------------------------------------------------
                                                                     1,167,074

------------------------------------------------------------------------------
            GERMANY - 2.8%

    8,200   Rhoen-Klinikum (d)                                         502,770
            HOSPITAL MANAGEMENT

    8,000   Deutsche Boerse (d)                                        479,592
            TRADING, CLEARING & SETTLEMENT SERVICES
            FOR FINANCIAL MARKETS
------------------------------------------------------------------------------
                                                                       982,362

------------------------------------------------------------------------------
            SPAIN - 2.2%

   35,200   Red Electrica (d)                                          787,826
            SPANISH POWER GRID

------------------------------------------------------------------------------
            ITALY - 1.4%

   30,000   Autogrill (b)(d)                                           499,192
            RESTAURANTS & CATERING FOR TRAVELERS
------------------------------------------------------------------------------
            EUROPE - TOTAL                                          20,573,251

------------------------------------------------------------------------------
            ASIA - 26.3%
            JAPAN - 20.9%

   25,000   Daito Trust Construction (d)                             1,186,287
            APARTMENT BUILDER

   37,000   Shimano (d)                                              1,054,395
            BICYCLE COMPONENTS & FISHING TACKLE

    8,400   Hoya (d)                                                   948,395
            OPTO-ELECTRICAL COMPONENTS & EYEGLASS LENSES

    6,900   Funai Electric (d)                                         855,980
            CONSUMER ELECTRONICS

   41,000   Ushio (d)                                                  763,041
            INDUSTRIAL LIGHT SOURCES


See accompanying notes to financial statements.

                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SELECT         STATEMENT OF INVESTMENTS DECEMBER 31, 2004

------------------------------------------------------------------------------
NUMBER OF                                                                VALUE
SHARES

------------------------------------------------------------------------------
            JAPAN - 20.9% (CONT.)

   19,300   Sugi Pharmacy (d)                                     $    654,550
            DRUGSTORE OPERATOR

  110,000   Hiroshima Bank (d)                                         581,130
            REGIONAL BANK

    6,900   Fast Retailing (d)                                         523,356
            APPAREL RETAILER

      190   Dentsu (d)                                                 510,999
            ADVERTISING AGENCY

   14,000   Olympus Optical (d)                                        298,329
            MEDICAL EQUIPMENT & CAMERAS
------------------------------------------------------------------------------
                                                                     7,376,462

            HONG KONG/CHINA - 3.3%

  309,000   Hong Kong Exchanges & Clearing                             828,850
            HONG KONG EQUITY & DERIVATIVES OPERATOR

  500,000   Global Bio-Chem Technology Group (China)                   331,275
            CHINESE REFINER OF CORN-BASED COMMODITIES
------------------------------------------------------------------------------
                                                                     1,160,125

------------------------------------------------------------------------------
            SINGAPORE - 2.1%

  450,000   Comfort Group                                              427,180
            TAXI & MASS TRANSIT SERVICE

   31,000   Venture                                                    301,873
            ELECTRONIC CONTRACT MANUFACTURER
------------------------------------------------------------------------------
                                                                       729,053
            ASIA - TOTAL                                             9,265,640

------------------------------------------------------------------------------
            OTHER COUNTRIES - 8.2%
            CANADA - 4.4%

   26,900   Talisman Energy                                            725,089
            OIL & GAS PRODUCER

   30,000   Noranda                                                    526,434
            DIVERSIFIED MINING HOLDING COMPANY

   40,000   Kinross Gold (b)                                           281,631
            GOLD MINING
------------------------------------------------------------------------------
                                                                     1,533,154

------------------------------------------------------------------------------
            AUSTRALIA - 3.8%

  200,000   Lion Nathan                                              1,344,094
            BEER BREWER/DISTRIBUTOR
------------------------------------------------------------------------------
            OTHER COUNTRIES - TOTAL                                  2,877,248

------------------------------------------------------------------------------
NUMBER OF SHARES                                                         VALUE
OR PRINCIPAL AMOUNT

------------------------------------------------------------------------------
            LATIN AMERICA - 2.1%
            ARGENTINA - 2.1%

   15,000   Tenaris                                               $    733,500
            STEEL PIPE FOR OIL WELLS & PIPELINES
------------------------------------------------------------------------------
            LATIN AMERICA - TOTAL                                      733,500

TOTAL COMMON STOCKS (COST: $23,708,342) - 95.0%                     33,449,639
------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 5.4%
------------------------------------------------------------------------------
$1,916,000  Repurchase Agreement with State
            Street Bank & Trust Co., dated 12/31/04,
            due 1/03/05 at 1.90%, collateralized by
            Federal Home Loan Bank Notes,
            maturing 4/02/18, market value
            $1,957,631 (repurchase proceeds:
            $1,916,303)
------------------------------------------------------------------------------
(AMORTIZED COST: $1,916,000)                                         1,916,000

TOTAL INVESTMENTS (COST: $25,624,341) - 100.4% (A) (C)              35,365,639
------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES - (0.4%)                       (133,981)

------------------------------------------------------------------------------
TOTAL NET ASSETS - 100%                                            $35,231,658
------------------------------------------------------------------------------

NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2004, cost for federal income tax purposes is $26,232,065. The net unrealized appreciation was $9,133,574 consisting of gross unrealized appreciation of $9,546,892 and gross unrealized depreciation of $413,318.

(b)   Non-income producing security.

(c) On December 31, 2004, the Fund's total investments were denominated in currencies as follows:

                                                             % of Net
CURRENCY                                              VALUE    ASSETS
---------------------------------------------------------------------
Euro Dollars                                    $11,111,583      31.5%
Japanese Yen                                      7,376,462      20.9
Swiss Francs                                      3,931,472      11.2
British Pounds                                    2,922,712       8.3
U.S. Dollars                                      2,649,500       7.5
Other currencies less than
  5% of total net assets                          7,373,910      21.0
                                                -----------  --------
                                                 35,365,639     100.4%
                                                ===========  ========

(d) Represents a security valued by an independent statistical fair value pricing service at 12/31/04. Foreign securities which had a market holiday on 12/31/04 were valued under this method. See Security Valuation in Note 2 for further information.

See accompanying notes to financial statements.

                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SELECT          PORTFOLIO DIVERSIFICATION DECEMBER 31, 2004

AT DECEMBER 31, 2004, THE FUND'S PORTFOLIO INVESTMENTS AS A PERCENT OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:

                                                        VALUE          PERCENT
------------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES
Industrial Services                             $   2,786,560              7.9%
Industrial Materials                                1,703,067              4.8
Machinery                                           1,495,313              4.2
Construction                                        1,186,287              3.4
Electrical Components                               1,023,833              2.9
Steel                                                 733,500              2.1
Industrial Distribution                               682,668              2.0
Speciality Chemicals                                  286,012              0.8
------------------------------------------------------------------------------
                                                    9,897,240             28.1

------------------------------------------------------------------------------
CONSUMER GOODS/SERVICES
Durable Goods                                       1,743,025              5.0
Beverage                                            1,344,094              3.8
Restaurants                                         1,207,137              3.4
Retail                                              1,177,906              3.3
Food                                                  930,903              2.7
Consumer Electronics                                  855,980              2.4
------------------------------------------------------------------------------
                                                    7,259,045             20.6

------------------------------------------------------------------------------
FINANCE
Banks                                               6,304,172             17.9
Finance Companies                                      83,564              0.2
------------------------------------------------------------------------------
                                                    6,387,736             18.1

                                                        VALUE          PERCENT
------------------------------------------------------------------------------
INFORMATION TECHNOLOGY
COMPUTER RELATED HARDWARE
Semiconductors & Related Equipment              $     948,395              2.7%
Contract Manufacturing                                301,873              0.9
------------------------------------------------------------------------------
                                                    1,250,268              3.6

MEDIA
Satellite Broadcasting and Services                 1,235,304              3.5
TV Broadcasting                                       484,708              1.4
------------------------------------------------------------------------------
                                                    1,720,012              4.9

SOFTWARE AND SERVICES
Financial Processors                                1,308,442              3.7
Advertising                                           510,999              1.5
------------------------------------------------------------------------------
                                                    1,819,441              5.2
------------------------------------------------------------------------------
                                                    4,789,721             13.7
------------------------------------------------------------------------------
HEALTHCARE
Medical Equipment                                   1,533,692              4.4
Hospital Management                                   502,770              1.4
------------------------------------------------------------------------------
                                                    2,036,462              5.8

------------------------------------------------------------------------------
ENERGY/MINERALS
Oil/Gas Producers                                     725,089              2.1
Mining                                                526,434              1.5
Agricultural Commodities                              331,275              0.9
Non-Ferrous Metals                                    281,631              0.8
------------------------------------------------------------------------------
                                                    1,864,429              5.3

------------------------------------------------------------------------------
OTHER
Regulated Utilities                                   787,826              2.2
Transportation                                        427,180              1.2
------------------------------------------------------------------------------
                                                    1,215,006              3.4

------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                33,449,639             95.0
------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS                              1,916,000              5.4

------------------------------------------------------------------------------
TOTAL INVESTMENTS                                  35,365,639            100.4

------------------------------------------------------------------------------
CASH AND OTHER ASSETS
    LESS LIABILITIES                                 (133,981)            (0.4)
------------------------------------------------------------------------------
NET ASSETS                                      $  35,231,658            100.0%

================================================================================

                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

------------------------------------------------------------------------------
ASSETS

Investments, at cost                                             $  25,624,341
------------------------------------------------------------------------------
Investments, at value                                            $  35,365,639
Cash                                                                       302
    Foreign currency (cost of $18,796)                                  18,704
    Receivable for:
    Investments sold                                                    10,840
    Fund shares sold                                                    17,373
    Dividends and interest                                              46,267
    Foreign tax reclaims                                                 8,857
    Expense reimbursement due from
      Investment Advisor                                                   735
------------------------------------------------------------------------------
    Total Assets                                                    35,468,717

LIABILITIES

Payable for:
    Investments purchased                                               31,414
    Fund shares repurchased                                            170,791
    Transfer agent fees                                                     57
    Trustees' fees                                                         253
    Audit fees                                                          19,000
    Custody fees                                                         4,959
    Reports to shareholders                                              7,768
Other liabilities                                                        2,817
------------------------------------------------------------------------------
    Total Liabilities                                                  237,059
------------------------------------------------------------------------------
Net Assets                                                       $  35,231,658
==============================================================================

COMPOSITION OF NET ASSETS
Paid in capital                                                  $  29,905,578
Undistributed net investment income                                    173,486
Accumulated net realized loss                                       (4,590,097)
Net unrealized appreciation on:
    Investments                                                      9,741,298
    Foreign currency translations                                        1,393
------------------------------------------------------------------------------
Net Assets                                                       $  35,231,658
==============================================================================
Fund shares outstanding                                              2,048,961
==============================================================================
Net asset value, offering price and
    redemption price per share                                   $       17.19
==============================================================================

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

------------------------------------------------------------------------------
INVESTMENT INCOME

Dividend income (net of foreign taxes of $52,789)                $     464,788
Interest income                                                         21,310
------------------------------------------------------------------------------
    Total investment income                                            486,098

EXPENSES:

Investment advisory fees                                               281,849
Transfer agent fees                                                      1,826
Trustees' fees                                                           6,323
Custody fees                                                            47,787
Audit fees                                                              23,472
Reports to shareholders                                                 25,755
Compliance fees                                                            404
Non-recurring costs (See Note 8)                                         1,500
Other expenses                                                          16,657
------------------------------------------------------------------------------
    Total Expenses                                                     405,573
Less custody fees paid indirectly                                           (6)
Non-recurring costs reimbursed (See Note 8)                             (1,500)
------------------------------------------------------------------------------
    Net Expenses                                                       404,067
------------------------------------------------------------------------------
Net Investment Income                                                   82,031

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON PORTFOLIO POSITIONS:

Net realized gain (loss) on:

    Investments                                                      3,329,294
    Foreign currency transactions                                         (943)
------------------------------------------------------------------------------
      Net realized gain                                              3,328,351
------------------------------------------------------------------------------
Net change in unrealized
    appreciation (depreciation) on:
    Investments                                                      3,073,053
    Foreign currency translations                                       (2,588)
------------------------------------------------------------------------------
      Net change in unrealized
        appreciation (depreciation)                                  3,070,465
------------------------------------------------------------------------------
      Net Gain                                                       6,398,816
------------------------------------------------------------------------------
Net Increase in Net Assets from Operations                       $   6,480,847
==============================================================================

See accompanying notes to financial statements.

                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                          YEAR ENDED          YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                                                  DECEMBER 31, 2004   DECEMBER 31, 2003
                                                                                   -----------------   -----------------
FROM OPERATIONS:
    Net investment income                                                          $          82,031   $          67,099
    Net realized gain (loss) on investments and foreign currency transactions              3,328,351            (474,983)
    Net change in unrealized appreciation (depreciation)
      on investments and foreign currency transactions                                     3,070,465           7,046,414
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                   6,480,847           6,638,530

DISTRIBUTIONS TO SHAREHOLDERS FROM:

    Net investment income                                                                    (87,061)            (50,019)
------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                                      (87,061)            (50,019)

SHARE TRANSACTIONS:

    Subscriptions                                                                         15,850,018          14,037,658
    Distributions reinvested                                                                  87,061              50,019
    Redemptions                                                                          (14,026,796)         (7,831,407)
------------------------------------------------------------------------------------------------------------------------
    Net Increase from Share Transactions                                                   1,910,283           6,256,270
------------------------------------------------------------------------------------------------------------------------
    Total Increase in Net Assets                                                           8,304,069          12,844,781

NET ASSETS:

    Beginning of period                                                                   26,927,589          14,082,808
------------------------------------------------------------------------------------------------------------------------
    End of period                                                                  $      35,231,658   $      26,927,589
------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                $         173,486   $          82,012
========================================================================================================================


See accompanying notes to financial statements.

                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS



                                                                                   YEAR ENDED DECEMBER 31,
SELECTED DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD                                  2004           2003           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $    13.87     $     9.86     $    11.64     $    17.29      $    18.39
----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                            0.04           0.04           0.04          (0.03)          (0.04)
Net realized and unrealized gain (loss)
  on investments
    and foreign currency transactions                       3.33           4.01          (1.82)         (4.46)          (0.10)
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        3.37           4.05          (1.78)         (4.49)          (0.14)
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.05)         (0.04)            --          (0.02)          (0.01)
From net realized capital gains                               --             --             --          (1.14)          (0.95)
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders           (0.05)         (0.04)            --          (1.16)          (0.96)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $    17.19     $    13.87     $     9.86     $    11.64      $    17.29
==================================================================================================================================
Total Return (b)                                           24.34%         41.24%(c)     (15.29)%c)     (26.61)%         (1.58)%(c)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses (d)                                                1.43%          1.45%          1.45%          1.45%           1.45%
Net investment income (loss) (d)                            0.29%          0.39%          0.35%         (0.20)%         (0.20)%
Reimbursement                                                 --           0.09%          0.10%            --            0.23%
Portfolio turnover rate                                       71%            59%           113%            72%             96%
Net assets, end of period (000's)                     $   35,232     $   26,928     $   14,083     $   15,431      $   15,496


--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the Advisor not reimbursed a portion of expenses, total return would be reduced.

(d)  The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements.

                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1.    NATURE OF OPERATIONS

Wanger International Select (known prior to May 1, 2004 as Wanger Foreign Forty) (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2.    SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY TRANSLATIONS

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on an accrual basis and includes amortization of discounts on short-term debt obligations and on long-term debt obligations when required for federal income tax purposes. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

CUSTODY FEES/CREDITS

Custody fees are reduced based on the Fund's cash balances maintained with the custodian.The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

FEDERAL INCOME TAXES

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

FOREIGN CAPITAL GAINS TAXES

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-30%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date.

3.    FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

      For the year ended December 31, 2004, permanent differences resulting primarily from differing treatments for foreign currency transactions and passive foreign investment company adjustments ("PFICs") were identified and reclassified among the components of the Fund's net assets as follows:

       UNDISTRIBUTED            ACCUMULATED      PAID IN
    NET INVESTMENT INCOME    NET REALIZED LOSS   CAPITAL
    ---------------------    -----------------   -------
        $96,504                  $(96,502)         $(2)

    Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

    The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                                   DECEMBER 31, 2004      DECEMBER 31, 2003
                                   -----------------      -----------------
Distributions paid from:
  Ordinary Income                       $87,061                $50,019

      As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

    UNDISTRIBUTED          UNDISTRIBUTED
      ORDINARY               LONG-TERM           NET UNREALIZED
      INCOME               CAPITAL GAINS          APPRECIATION*
    -------------         --------------         --------------
       $765,798                $--                 $9,134,912

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

      Unrealized appreciation and depreciation at December 31, 2004, based on cost of investments for federal income tax purposes, was:

                               NET
     UNREALIZED            UNREALIZED       UNREALIZED
    APPRECIATION          DEPRECIATION     APPRECIATION
    ------------          ------------     ------------
     $9,546,892            $(413,318)       $9,133,574

    The following capital loss carryforwards, determined as of December 31, 2004, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue
Code:

    YEAR OF               CAPITAL LOSS
    EXPIRATION           CARRYFORWARDS
    ----------          --------------
    2010                   $ 3,592,626
    2011                       982,004
                        --------------
    Total                  $ 4,574,630

      Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

      Capital loss carryforwards of $3,213,886 were utilized during the year ended December 31, 2004 for the Fund.

4.    TRANSACTIONS WITH AFFILIATES

Columbia Wanger Asset Management, L.P., ("Columbia WAM") an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs. Prior to April 1, 2004, Columbia was a wholly-owned subsidiary of Fleet National Bank, which in turn was a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"). On April 1, 2004, Fleet was acquired by BOA.

      Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual percentage of 1.00% of average daily net assets.

      The investment advisory agreement also provides that Columbia WAM will reimburse the Fund to the extent that ordinary operating expenses (computed based on net custodian fees) exceed an annual rate of 1.45% of average daily net assets. There was no reimbursement for the year ended December 31, 2004.

      In accordance with the terms of the NYAG Settlement (as defined and discussed further under Note 8 to these Financial Statements - "Legal Proceedings"), Columbia WAM waived a portion of the fees payable under the Fund's investment management agreement so that those fees are retained at 0.990% on average daily net assets. The fee waiver was effective as of February 10, 2005 but applied as if it had gone into effect on December 1, 2004. The financial statements, as of December 31, 2004, are not reflective of these changes.

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. The Fund paid $6,323 to trustees not affiliated with Columbia WAM for the year ended December 31, 2004. Effective April 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately on the Statement of Operations.

      Columbia Funds Distributor, Inc. ("CFDI"), an indirect wholly-owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

      Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect wholly-owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Effective February 1, 2004 the Transfer Agent made the decision to waive the reimbursement for certain out-of-pocket expenses. Prior to February 1, 2004, the Transfer Agent was entitled to receive a flat rate charge based on the number of shareholder accounts and transactions.

      During the year ended December 31, 2004, the Fund engaged in purchases and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $405,544 and $1,192,967, respectively.

5.    BORROWING ARRANGEMENTS

The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. No amounts were borrowed under this facility for the year ended December 31, 2004.

6.    FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

                                                 YEAR ENDED           YEAR ENDED
                                          DECEMBER 31, 2004    DECEMBER 31, 2003
--------------------------------------------------------------------------------

Shares sold                                       1,041,265            1,237,004
--------------------------------------------------------------------------------
Shares issued in reinvestment
    of dividend distributions                         6,025                5,607
--------------------------------------------------------------------------------
Less shares redeemed                                940,310              728,804
--------------------------------------------------------------------------------
Net increase in shares outstanding                  106,980              513,807

7.    INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2004 were $20,505,298 and $19,332,247.

8.    LEGAL PROCEEDINGS

On March 15, 2004, Columbia Management Advisors, Inc. ("Columbia Management"), the advisor to the Columbia Funds, and CFDI (collectively with Columbia Management, "Columbia") the distributor of the shares of the Columbia Funds, the Columbia Acorn Funds and the Wanger Advisors Trust Funds (collectively, "the Columbia Family of Funds"), entered into agreements

                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds. Columbia WAM, the advisor to the Columbia Acorn Funds and the Wanger Advisors Trust Funds, was not a respondent in either proceeding nor were any of its officers or directors.

      On February 9, 2005, Columbia entered into an Assurance of Discontinuance (the "NYAG Settlement") with the NYAG and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle. Although none of the Wanger Advisors Trust Funds is a party to the Settlement orders, under the terms of the Settlements and in order for Columbia Management to continue to provide administrative services to the Wanger Advisors Funds, the Board of Trustees of the Wanger Advisors Trust Funds agreed to conform to certain governance requirements, including the election of an independent board chair.

      Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce management fees paid by the Columbia Family of Funds, Nations Funds and other related mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions based on net assets as of March 15, 2004. Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the independent trustees of the funds. The distribution plan must be based on a methodology developed in consultation with Columbia and the independent trustees of the funds and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated by Columbia WAM and/or its affiliates at a later date.

      Columbia WAM, the Columbia Acorn Trust, another mutual fund family advised by Columbia WAM and the trustees of Columbia Acorn Trust, are defendants in several derivative and class action lawsuits that allege, in summary, defendants permitted investors to engage in improper trading of shares of various funds in violation of certain federal and state laws. All of these lawsuits have been consolidated with similar suits in a Multi-District Litigation proceeding in Baltimore, Maryland and consolidated class action and derivative complaints have been filed.

      The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV.

      Columbia WAM and the trustees of Columbia Acorn Trust are also defendants in a lawsuit alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Columbia Acorn Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the trustees of Columbia Acorn Trust breached certain common laws duties and federal laws.

      On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Acorn Trust and Columbia WAM. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Columbia Acorn Trust funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia WAM and affiliated advisers.

      The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously. The Columbia Acorn Trust does not believe that the pending actions will have a material adverse effect on the financial statements of any Columbia Acorn Fund, and Columbia WAM does not believe that the pending actions will have a material adverse effect on its ability to perform under its contracts with the Funds.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Fund.

      In connection with the events described in detail above, various parties have filed suit again certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot be currently made.

      For the year ended December 31, 2004, CMG has assumed $1,500 in consulting services and legal fees incurred by the Fund in connection with these matters.

                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------
CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective April 13, 2004, the audit committee of the Trust requested that Ernst & Young LLP ("E&Y") resign as the auditors of the Fund. Also effective July 14, 2004, upon the recommendation of the audit committee, the Trust selected PricewaterhouseCoopers LLP ("PWC") as independent registered public accounting firm to audit the books and records of the Fund for its fiscal year ending December 31, 2004. The cessation of the relationship with E&Y was based on the impairment of E&Y's independence resulting from the consummation of the merger of FleetBoston Financial Corporation and Bank of America Corporation and accordingly, E&Y's ability to provide audit services to the Fund.

      E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to that matter in connection with its report.

                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Wanger International Select Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International Select Fund (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2003 and financial highlights of the Fund for the periods ended December 31, 2003 and prior were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP
Chicago, Illinois
February 14, 2005

                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee serves a term of unlimited duration, provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

      The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust.

      The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606, except for Messrs. Clark, Connaughton, and Pietropaolo, whose address is Columbia Management Group, Inc., 245 Summer Street, Boston, Massachusetts, 02210. Wanger's Statement of Additional Information includes additional information about Columbia Wanger's trustees and officers. You may obtain a free copy of the Statement of Additional Information on our website, www.wanger.com, or by writing or calling toll-free:


Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-Wanger (888-492-6437)



 NAME, POSITION(S) WITH         YEAR FIRST
 WANGER ADVISORS TRUST          ELECTED OR
       AND AGE AT               APPOINTED                         PRINCIPAL OCCUPATION(S) DURING                         OTHER
   DECEMBER 31, 2004            TO OFFICE                                 PAST FIVE YEARS                            DIRECTORSHIPS
------------------------       ------------          ---------------------------------------------------------       --------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF WANGER ADVISORS TRUST:

JEROME L. DUFFY, 68,               2003              Retired since December 31, 1997; prior thereto, senior              None.
Trustee                                              vice president, Kemper Financial Services and treasurer,
                                                     Kemper Funds.

FRED D. HASSELBRING, 63,           1994              Retail industry, general project development and business           None.
Trustee                                              computer systems consultant; voice over specialist for
                                                     industrial and institutional applications; former
                                                     chairman of the board of the Trust (September 2004 to
                                                     November 2004); former lead independent trustee (August
                                                     2003 to September 2004).

KATHRYN A. KRUEGER, M.D., 47,      2003              Medical Fellow I, Cardiovascular Therapeutic Area, Lilly            None.
Trustee                                              Research Laboratories (May 2004 to present); Medical
                                                     Advisor, Cardiovascular Therapeutic Area, Lilly Research
                                                     Laboratories (January 2003 to April 2004); Medical
                                                     Director, Cardiovascular Therapeutic Area, Lilly Research
                                                     Laboratories (October 2002 to December 2002); Medical
                                                     Director, Neptune Product Team, Lilly Research
                                                     Laboratories (October 2001 to October 2002); Acting
                                                     Director and Senior Clinical Research Physician, Lilly
                                                     Research Laboratories (April 2001 to September 2001);
                                                     Senior Clinical Research Physician, Lilly Research
                                                     Laboratories (January 2000 to March 2001); Clinical
                                                     Research Physician, Lilly Research Laboratories (June
                                                     1996 to December 1999).

PATRICIA H. WERHANE, 69,           1998              Ruffin Professor of Business Ethics, Darden Graduate                None.
Chair of the Board and Trustee                       School of Business Administration, University of
                                                     Virginia, since 1993; Senior Fellow since 2004 and
                                                     Co-Director of the Olsson Center for Applied Ethics,
                                                     Darden Graduate School of Business Administration,
                                                     University of Virginia, from 2001-2004; and Wicklander
                                                     Chair of Business Ethics and Director of the Institute
                                                     for Business and Professional Ethics, DePaul University
                                                     (since September 2003).

TRUSTEE WHO IS AN INTERESTED PERSON OF WANGER ADVISORS TRUST:

RALPH WANGER, 70,                  1994              Founder, former president, chief investment officer and            Columbia
Trustee                                              portfolio manager, Columbia Wanger Asset Management, L.P.           Acorn
                                                     (CWAM) (1992-2003); former president, Columbia Acorn                Trust.
                                                     Trust from April 1992 through September 2003; former
                                                     president, Wanger Advisors Trust (1994 through September
                                                     2003); principal, WAM from July 1992 until September
                                                     2000; president, WAM Ltd. from July 1992 to September
                                                     2000; director, Wanger Investment Company plc.; Director,
                                                     CWAM.


                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST



 NAME, POSITION(S) WITH         YEAR FIRST
 WANGER ADVISORS TRUST          ELECTED OR
       AND AGE AT               APPOINTED                         PRINCIPAL OCCUPATION(S) DURING                         OTHER
   DECEMBER 31, 2004            TO OFFICE                                 PAST FIVE YEARS                            DIRECTORSHIPS
------------------------       ------------          ---------------------------------------------------------       --------------

OFFICERS OF WANGER ADVISORS TRUST:

BEN ANDREWS, 39,                   2004              Analyst and portfolio manager, CWAM since 1998; vice                None.
Vice President                                       president, Columbia Acorn Trust.

J. KEVIN CONNAUGHTON, 40,          2001              Treasurer of the Columbia Funds and of the Liberty                  None.
Assistant Treasurer                                  All-Star Funds since December 2000 (formerly controller
                                                     of the Columbia Funds and of the Columbia All-Star Funds
                                                     from February 1998 to October 2000); treasurer of the
                                                     Galaxy Funds since September 2002; treasurer, Columbia
                                                     Management Multi-Strategy Hedge Fund, LLC since December
                                                     2002 (prior thereto, vice president of Colonial
                                                     Management Associates from February 1998 to October
                                                     2000).

MICHAEL G. CLARKE, 34,             2004              Chief accounting officer of the Columbia Funds, Liberty             None.
Assistant Treasurer                                  Funds, Stein Roe Funds and All-Star Funds since October
                                                     2004; Controller of the Columbia Funds, Liberty Funds,
                                                     Stein Roe Funds and All-Star Funds from May 2004 to
                                                     October 2004; Assistant Treasurer from June 2002 to May
                                                     2004; Vice President, Product Strategy & Development of
                                                     the Liberty Funds and Stein Roe Funds from February 2001
                                                     to June 2002; Assistant Treasurer of the Liberty Funds,
                                                     Stein Roe Funds and the All-Star Funds from August 1999
                                                     to February 2001.

KENNETH A. KALINA, 45,             1995              Chief Compliance Officer, CWAM since May 2004; treasurer            None.
Assistant Treasurer                                  and Chief financial officer, CWAM since April 2000;
                                                     assistant treasurer, Columbia Acorn Trust; fund
                                                     controller, CWAM since September 1995; director, New
                                                     Americas Small Cap Fund.

BRUCE H. LAUER, 47,                1995              Chief operating officer, CWAM since April 1995;                     None.
Vice President, Secretary                            principal, WAM from January 2000 to September 2000; vice
and Treasurer                                        president, treasurer and secretary, Columbia Acorn Trust;
                                                     director, Wanger Investment Company plc and New Americas
                                                     Small Cap Fund.

CHARLES P. MCQUAID, 51,            1994              President, CWAM since October 2003; Chief investment              Columbia
President                                            officer, CWAM since September 2003; senior vice president           Acorn
                                                     of the Trust from 1994 through September 2003; portfolio           Trust.
                                                     manager since 1995 and director of research since July
                                                     1992 through December 2003; CWAM interim director of
                                                     international research from October 2003 until December
                                                     2004; principal, WAM from July 1995 to September 2000;
                                                     trustee since 1992 and president since 2003, Columbia
                                                     Acorn Trust.

ROBERT A. MOHN, 43,                1997              Director of domestic research, CWAM, since March 2004;              None.
Vice President                                       analyst and portfolio manager, CWAM since August 1992;
                                                     principal, WAM from 1995 to September 2000; vice
                                                     president, Columbia Acorn Trust.

TODD M. NARTER, 41,                2001              Analyst and portfolio manager, CWAM since June 1997; vice           None.
Vice President                                       president, Columbia Acorn Trust.

CHRISTOPHER J. OLSON, 40,          2001              Analyst and portfolio manager, CWAM since January 2001;             None.
Vice President                                       vice president, Columbia Acorn Trust; prior to 2001,
                                                     director and portfolio strategy analyst with UBS Asset
                                                     Management/Brinson Partners.

VINCENT P. PIETROPAOLO, 39,        2001              Assistant General Counsel, Bank of America (and its                 None.
Assistant Secretary                                  predecessors) since December 1999.

ROBERT SCALES, 52,                 2004              Deputy General Counsel, Grant Thornton LLP (2002-2004);             None.
Chief Compliance Officer,                            Associate General Counsel, UBS PaineWebber
Senior Vice President                                (broker-dealer) (1997-2002).
and General Counsel


                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------

                      This page intentionally left blank.

                                 Wanger International Select  2004 Annual Report
--------------------------------------------------------------------------------
WANGER ADVISORS TRUST

TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

INVESTMENT ADVISER
Columbia Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
www.wanger.com
1-888-4-WANGER
(1-888-492-6437)

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.wanger.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

WANGER ADVISORS TRUST






                                                        SHR-02/469U-0205 05/4316

ITEM 2. CODE OF ETHICS.

(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Jerome L. Duffy, who is a member of the registrant's Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Duffy is an independent trustee, as defined in paragraph (a)(2) of this item's instructions.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Effective July 14, 2004, the registrant engaged new independent accountants. Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the registrant.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                                            2004              2003
                                            $82,000           $78,800

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                                            2004              2003
                                            $10,400           $16,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                                            2004              2003
                                            $11,000           $12,100

Tax Fees in both fiscal years 2004 and 2003 consist primarily of the review of annual tax returns and include amounts for professional services by the predecessor principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are as follows:

                                            2004              2003
                                            $0                $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The policy of the registrant's Audit Committee is to specifically pre-approve
(i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services") and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee's regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2004 and December 31, 2003 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended December 31, 2004 and December 31, 2003 are disclosed in (b) through (d) of this Item.

During the fiscal years ended December 31, 2004 and December 31, 2003, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2004 and December 31, 2003, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $93,500 and $95,000, respectively. For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent performed by the current principal accountant.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended December 31, 2004 and December 31, 2003 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On September 29, 2004, the registrant adopted procedures for consideration of Trustee candidates submitted by shareholders. The Trust's Governance Committee (the "Committee") is responsible for identifying and nominating candidates for appointment as Trustees. Although the registrant's investment adviser, Trustees, or shareholders may submit suggested candidates for Independent Trustees to the Committee, neither the Committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Any shareholders may submit the name of a candidate for consideration by the Committee by submitting the recommendation to the Trust's Secretary in accordance with the procedures. A copy of these procedures, which include the information required to be submitted in a shareholder nomination, may be obtained by contacting the Secretary of the Trust, at the address of the principal executive offices of the Trust. The Secretary will forward any such recommendation to the Chairman of the Committee promptly upon receipt.

Recommendations for candidates for Trustees will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies. Shareholder recommendations will be kept on file until active recruitment is underway.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                     Wanger Advisors Trust
            ------------------------------------------------------------------


By (Signature and Title)  /S/ Charles P. McQuaid
                        ------------------------------------------------------
                          Charles P. McQuaid, President

Date                                February 28, 2005
    --------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /S/ Charles P. McQuaid
                        ------------------------------------------------------
                          Charles P. McQuaid, President

Date                                February 28, 2005
    --------------------------------------------------------------------------


By (Signature and Title)   /S/ Bruce H. Lauer
                        ------------------------------------------------------
                            Bruce H. Lauer, Treasurer

Date                                February 28, 2005
    --------------------------------------------------------------------------